UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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California Water Service Group
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A Letter from Our Chairman, President & CEO

Dear Fellow Stockholder:
It is my pleasure to invite you to join us for the California Water Service Group 2026 Annual Meeting of Stockholders at 9:30 a.m. Pacific Time on Wednesday, May 20, 2026. Once again, we will hold the Annual Meeting online to allow for greater participation by all of our stockholders, regardless of their geographic location. Please see the Notice of Annual Meeting on the next page for more information.
Your vote is very important. We encourage you to read the Proxy Statement and vote your shares at your earliest convenience, even if you plan to attend the meeting.
Sincerely, Martin A. Kropelnicki Chairman, President & Chief Executive Officer April 8, 2026
In case you are unable to join us, I’d like to take a moment here to address an issue that is top of mind for many investors in the water utility space, including our stockholders: stock prices. First, it goes without saying that stock prices rise and fall due to many factors, some of which are within the Company’s control, and some of which are not, such as inflation, interest rates, and regulatory delays. Many of these external factors are cyclical in nature and have an impact on our share value that is disassociated from our financial performance.
However, we deliver long-term stockholder value by achieving short-term operational goals that minimize risk and protect our ability to operate — such as those related to water quality, employee safety, and customer service — and long-term goals that closely align with stockholder value, including infrastructure investment, the key driver of both our earnings per share and dividend growth.
I’m proud to report that we invested a record $517 million in infrastructure in 2025, the highest single year investment in our 100-year history. Furthermore, from 2018 to 2025, we’ve achieved a 11.5% compound annual growth rate in our rate base. We believe that this achievement is more meaningful than our stock price on any given day, because when we sustainably grow our rate base, we grow our long-term earnings potential while we improve service and reliability for our customers.
The bottom line is this: although the regulatory environment and capital markets can change from day to day, the core of what we do — investing in critical infrastructure to help deliver a high-quality, affordable, renewable source of supply — does not. There is no substitute for what we do on behalf of our customers, communities, employees, and stockholders to help protect public health and create long-term value.
As a stockholder of this Company, you are part of something meaningful. You are part of a 100-year-old business that provides the safe, reliable water supply that our customers and communities rely upon to survive and thrive. We thank you for your continued investment and look forward to providing continued stockholder value in the years to come.
In the meantime, I encourage you to read the Proxy Statement and vote your shares at your earliest convenience, whether or not you plan to attend the Annual Meeting. Your vote is very important to us.

California Water Service Group | 2026 Proxy Statement

A Letter from Our Lead Independent Director

Dear Fellow Stockholder:

As your Lead Independent Director, I want to reiterate this Board’s commitment to strong corporate governance and responsive stockholder relations.
Regarding the Board of Directors: it has been a privilege and a pleasure to serve with the high-caliber professionals nominated herein. I am confident you will find that each brings a unique background, skill set, and area of expertise to the table. Of note, 91% of them are independent and their tenures vary from two to fifteen years.
First, we are committed to strong corporate governance. As the governance experts among you know, the Intermarket Surveillance Group (ISG) has established six principles for corporate governance, and on page 25 you will see the robust practices we have in place to support each one. In short, we take our responsibility to be independent, responsive, and effective very seriously.
Second, we are committed to responsive stockholder relations. When we noticed support for our “Say on Pay” proposal was lower in 2025 than it had been in previous years, we conducted comprehensive outreach to engage with our stockholders. As a result, to better align our executive compensation with long-term shareholder value, we adopted Total Shareholder Return (TSR) and three-year average Return on Equity as targets in our long-term performance-based equity compensation plan. Additional details are provided in the following pages.
We will continue to seek your invaluable feedback. And on behalf of the entire Board, I want to thank you for your continued confidence in our leadership.
Sincerely, Scott L. Morris Lead Independent Director April 8, 2026
California Water Service Group | 2026 Proxy Statement

Notice of Annual Meeting of Stockholders
Date and Time	Location	Record Date

Wednesday, May 20, 2026 9:30 a.m. Pacific Time	To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2026	Only stockholders at the close of business on March 24, 2026 are entitled to receive notice of and vote at the Annual Meeting
The 2026 Annual Meeting of Stockholders of California Water Service Group (Group) will be held on May 20, 2026, at 9:30 a.m. Pacific Time. You will be able to attend the Annual Meeting, vote your shares electronically, and submit your questions during the live webcast by visiting www.virtualshareholdermeeting.com/CWT2026.
At the Annual Meeting, stockholders will consider and vote on the following matters:
Items of Business	Board Voting Recommendation	See Page
1. Election of the eleven directors named in the Proxy Statement;	FOR each director nominee	16
2. An advisory vote to approve executive compensation;	FOR	41
3. Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2026;	FOR	91
4. Such other business as may properly come before the Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible:
Vote online at www.proxyvote.com
Call toll-free from any touch-tone phone
Mark, sign, and date your proxy card and return it in the postage-paid envelope
Attend the virtual annual meeting and vote online

These matters are more fully described in the Proxy Statement accompanying this notice. We believe your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may submit your proxy: (a) online, (b) by telephone, or (c) by U.S. Postal Service mail. You may revoke your proxy at any time prior to the vote at the Annual Meeting. Of course, in lieu of submitting a proxy, you may vote online during the Annual Meeting. For specific instructions, please refer to “Frequently Asked Questions” in the Proxy Statement and the instructions on the proxy card.
In the event of a technical malfunction or other situation that the Chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the Chair or Corporate Secretary will convene the meeting at 10:30 a.m. Pacific Time on the date specified above and at the address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time, and physical or virtual location announced by the Chair or Corporate Secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on our Investor Relations website at https://www.calwatergroup.com/investors.
The Group expects to mail the Proxy Materials to its stockholders commencing on April 8, 2026.
By Order of the Board of Directors
Michelle R. Mortensen
Vice President, Corporate Secretary and Chief of Staff
April 8, 2026
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 20, 2026:
Electronic copies of the Group’s Form 10-K, including exhibits, and this Proxy Statement will be available at www.proxyvote.com.

California Water Service Group | 2026 Proxy Statement

California Water Service Group | 2026 Proxy Statement

Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (the PSLRA). The forward-looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the PSLRA. Examples of forward-looking statements in this document include our strategy, goals, progress or expectations with respect to our approach to environmental, social, and governance, workplace and employee safety, human capital management, corporate responsibility and sustainability (collectively, ESG Information), and new acquisitions, among other topics. Forward-looking statements in this proxy statement are based on currently available information, expectations, estimates, assumptions and projections, and our management’s beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions. These statements are not statements of historical fact and are not guarantees of future performance. They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks, including, among other things, the evolution of applicable laws and regulations, and the ability of our suppliers and partners to meet our sustainability standards. Consequently, actual results or outcomes may vary materially from what is contained in a forward-looking statement. For more information on these risks, uncertainties and other factors, refer to our Annual Report on Form 10-K for the year ended December 31, 2025, under the heading “Risk Factors” in Item 1A, as updated in Part II of our subsequent Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission (SEC). In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.
In addition, historical, current and forward-looking ESG Information-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.
ESG Information identified as material, significant or priority for purposes of, and information otherwise included in, this document is not an indication that they are considered material to Group, our investors or other stakeholders, or are required to be disclosed in our filings, in each case under SEC reporting or any other laws or requirements that apply to Group. The term “material” used in the context of our ESG Information is distinct from and should not be confused with what we consider “material” for purposes of SEC or any other mandatory reporting.
Web links are provided throughout this Proxy Statement for convenience and are inactive textual references only. The content on the referenced websites does not constitute a part of, and is not incorporated by reference into, this Proxy Statement.
Disclaimer Regarding Website
The information contained on the Group’s website, including the Sustainability Report, is not to be deemed included or incorporated by reference into this Proxy Statement.
California Water Service Group | 2026 Proxy Statement

Proxy Summary
Our Company
We Are a Leading Provider of Water and Wastewater Services in the Western United States
California Water Service Group (Group or Company) is the third largest publicly traded water and wastewater utility in the United States, providing high-quality water and wastewater services to more than two million people through four regulated subsidiaries: California Water Service, Hawaii Water Service, New Mexico Water Service, and Washington Water Service. A fifth subsidiary, TWSC, Inc., (Texas Water Service) invests in water and wastewater infrastructure in Texas. The Company celebrates its 100th anniversary in 2026, a reflection of its ability to overcome challenges and provide value to its customers, communities, stockholders, and employees.
Our Operational Imperatives
Our business strategy is built upon five operational imperatives:
In 2025, our performance reflects our focus on these operational imperatives. Among our achievements:
•
We met or surpassed all water quality standards set to protect public health and safety, constructed two treatment plants to remove certain per- and polyfluoroalkyl substances (PFAS), and completed design on an additional 26 PFAS treatment plants.

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We invested a record $517 million in water and wastewater system infrastructure to provide safe, reliable service to customers while at the same time growing our rate base 11.5% to $2.64 billion.

California Water Service Group | 2026 Proxy Statement | 1

Proxy Summary	|
•
We entered into a 20-year agreement to purchase power from a solar photovoltaic array to be installed at our Northeast Bakersfield Treatment Plant.

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We made USA Today’s 2025 List of American Climate Leaders and were named “One of America’s Greenest Companies” by Newsweek.

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We entered into an agreement to own and operate wastewater and recycled water systems serving a master-planned, mixed-use development in San Bernardino County, California, with 500 customers initially and up to 15,000 at full buildout.

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We entered into an agreement to purchase the remaining membership interests of BVRT Utility Holding Company, LLC and become the sole owner. Our acquisition of the remaining membership interests is subject to the satisfaction of customary terms and conditions in addition to approval by the Public Utility Commission of Texas and the Group Board.

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We were named a Great Place to Work and a Top Workplace.

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We earned an A+/Stable rating from S&P Global for California Water Service Group, one of the highest credit ratings among domestic utilities.

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We increased our annual dividend by 10.71%, or $0.12, to $1.24 per common share, which includes a special one-time dividend of  $0.04 per common share.

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We contributed nearly $2 million to charitable organizations serving our communities, and nearly 50% of our employees volunteered their time during our Season of Service.

Our 2025 financial results were in line with our expectations, given substantial inflationary pressure impacts since July 2022, when our current California rate application was filed, weather impacts on demand during the fourth quarter, and the fact that 2025 was the third year of our three-year rate case cycle in California, the period that is most affected by delayed recovery of increased costs.
We expect the California Public Utilities Commission to adopt a final decision on our 2024 California GRC on April 30, 2026, or shortly thereafter, given its March 13, 2026, issuance of a Proposed Decision in the case. This decision is reasonably timely, and we continue to work with the Commission to improve the timeliness of rate case decisions.
We Provide Long-Term Stockholder Value by Investing in Infrastructure and Growing our Rate Base
The vast majority of our operations are regulated, with 97.7% of our revenue and capital investments requiring the approval of our state utility commissions. Given that 92.3% of our consolidated revenue comes from our California subsidiary, it is important to note that our authorized return on equity in California through 2027 is 10.27%, which is among the highest in the country, and our allowed equity capital is 53%.
We provide long-term stockholder value by investing in infrastructure and growing our rate base as we are authorized by our regulators to earn a reasonable return on infrastructure investments.
Both infrastructure investments and rate base are trending upward. Since 2018, we have invested over $2.84 billion in our water and wastewater infrastructure, improving the reliability and sustainability of our water and wastewater systems.
Infrastructure Investment Improves Reliability and Sustainability,
Powers Long-Term Earnings
in millions
California Water Service Group | 2026 Proxy Statement | 2

Proxy Summary	|
This investment is the primary driver of our rate base, which powers long-term earnings. Since 2018, our compounded annual rate base growth (CAGR) has been more than 11%, with total rate base reaching $2.64 billion by the end of 2025.
Earnings Performance Driven Capital Investment/Rate Base Growth
in billions
While earnings may fluctuate during temporary changes in demand or due to the timing of regulatory decisions, our increasing rate base provides a clear long-term measure of the strength and earnings potential of the Company for our shareholders.
This is reflected in our 10-year total shareholder return (TSR) of 120.3%, which aligns with the median TSR of the other regulated water utilities.
Company	10-Year Total Stockholder Return (TSR)
American Water Works	204.3%
Middlesex Water Company	173.2%
American States Water	138.5%
California Water Service Group	120.3%
H2O America	95.4%
Artesian Resources	92.3%
Essential Utilities	91.2%
The York Water Company	72.2%
Constructive Regulatory Jurisdictions
Timeliness of rate case decisions impacts short-term financial performance, but constructive regulatory policies impact long-term financial success. Following are highlights of the regulatory policies in the states in which we operate.
California Water Service Group | 2026 Proxy Statement | 3

Proxy Summary	|
Regulatory Framework that Supports
Long-Term Value
These highlights underscore the strength and supportive nature of the regulatory frameworks in our states of operation. In the long term, our stockholders receive value from constructive regulatory policies and framework, despite the short-term impact of regulatory lag or proceeding delays.
Our Executive Compensation Rewards Short-Term Accomplishments that Mitigate Risk and Long-Term Stockholder Value Creation
From 2021 to 2024, 92% to 96% of the votes were cast in favor of our Say-on-Pay advisory vote. However, at the 2025 Annual Meeting of Stockholders, stockholder support declined, with only 67% of the votes cast in favor of the Say-on-Pay advisory vote. Following the vote, we demonstrated our continuing commitment to engaging with and being responsive to our stockholders, requesting meetings with 22 of our largest stockholders. We engaged with every stockholder who accepted our invitation, representing 38% of our outstanding shares, seeking to better understand their perspectives on executive compensation.
Most importantly, to better align executive compensation with long-term stockholder value, we adopted total shareholder return (TSR) and three-year adjusted return on equity into the long-term performance plan.
We also raised the achievement levels for minimum and maximum performance on our short-term at-risk pay targets, which continued to reflect the five operational imperatives outlined above, all of which mitigate risk and contribute to long-term stockholder value:
•
Water Quality — Water is ingestible and life sustaining. Non-compliance with regulations risks the health and safety of our customers, which would diminish customer trust.

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Customer Service — Our customer service teams are our first points of contact and primary company ambassadors. High quality, responsive service promotes customer satisfaction and earns the trust from our regulatory commissions, which are responsible for authorizing our revenues and infrastructure investments.

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Safety — Ensuring our operating teams and employees maintain a strong culture of safety reduces workplace injuries, helps manage healthcare costs, and increases employee engagement.

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Capital investment — Reinvesting in aging infrastructure to maintain a safe and reliable system, which grows our long-term earnings potential

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Earnings per share — Promoting consistent, responsible financial performance across the Company on an annual basis to grow operating results and maintain our strong dividend track record, which provides short-term stockholder value.

In establishing the compensation of our Chairman and Chief Executive Officer (CEO), we consider market data, company performance, and his contributions to long-term stockholder value.
When we assess company performance, we look beyond stock price, which is impacted by factors both within and outside the company’s control, such as inflation, regulatory delays, and geopolitical concerns. Under the leadership of our CEO, the Company has provided a reliable supply of safe, high-quality water; responded admirably to natural disasters; met ambitious customer service standards; engaged effectively with employees; and invested in life-sustaining infrastructure.
California Water Service Group | 2026 Proxy Statement | 4

Proxy Summary	|
In light of these accomplishments, we believe it is appropriate for our CEO’s future total target compensation to be within the competitive range of CEO compensation among the Company’s designated Peer Group.
However, we also believe that the CEO’s compensation must align with the long-term interests of stockholders, which is why the Organization and Compensation Committee (Committee) approved an increase in the CEO’s performance-based equity award rather than a change in his base salary or other cash at risk compensation components, which more closely aligned his total target compensation with shareholder value creation.
It is worth noting that stock price weighs significantly in setting CEO total compensation, as demonstrated by the fact that our CEO’s earned compensation in 2025 (as calculated below) was lower than both 2023 and 2024.

(1)
Earned 2025 compensation includes salary, non equity incentive plan compensation, “all other compensation” reported in the Summary Compensation Table, and the value of stock vesting in 2025.

Also of note, over the past five years, the Committee has maintained CEO cash compensation relatively flat while increasing the long-term performance-based stock compensation to align with stockholder interests.
Additional discussion regarding the analysis and factors considered in setting CEO compensation can be found in the “CEO Compensation” section of the “Compensation Discussion and Analysis” portion of this Proxy Statement; in summary, in 2026, the CEO’s total target compensation remains unchanged from 2025.
Board of Directors Overview

The Board of Directors and Nominating/Corporate Governance Committee believe that all of the following nominees listed are highly qualified and have the skills and experience required for membership on our Board. A description of the specific experience, qualifications, attributes, and skills that led our Board to conclude that each of the nominees should serve as director follows the biographical information of each nominee. The directors reflect the breadth of the Company’s stockholder, employees, customers, and communities.

California Water Service Group | 2026 Proxy Statement | 5

Proxy Summary	|	Board of Directors Overview
Our Director Nominees
Name and Principal Occupation	Independent	Age	Director Since	Other Current Public Company Boards	Committees of the Board
					Audit	Enterprise Risk Management, Safety, and Security	Finance and Capital Investment	Nominating/ Corporate Governance	Organization and Compensation
Gregory E. Aliff Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP		72	2015	1
Shelly M. Esque Former Vice President and Global Director of Corporate Affairs, Intel Corporation		65	2018	—
Jeffrey Kightlinger Principal and Owner, Acequia Consulting, LLC		66	2023	—
Martin A. Kropelnicki Chairman, President and CEO, California Water Service Group		59	2013	—
Thomas M. Krummel, M.D. Emile Holman Professor and Chair Emeritus of the Department of Surgery, Stanford University School of Medicine		74	2010	—
Yvonne A. Maldonado, M.D. Vice Provost for Faculty Advancement, Taube Professor of Global Health and Infectious Diseases, Professor of Pediatrics and Epidemiology and Population Health, Stanford University School of Medicine		70	2021	—
Scott L. Morris Chairman, Avista Corporation		68	2019	1
Charles R. Patton Former Executive Vice President, External Affairs, American Electric Power Company, Inc.		66	2023	2
Carol M. Pottenger Principal and Owner, CMP Global, LLC; Vice Admiral, U.S. Navy (Ret.)		71	2017	—
Lester A. Snow Former Secretary, California Natural Resources Agency		74	2011	—
Patricia K. Wagner Former Group President of U.S. Utilities, Sempra Energy		63	2019	2
Chairman of the Board	Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert
California Water Service Group | 2026 Proxy Statement | 6

Proxy Summary	|	Board of Directors Overview
The Group’s director nominees collectively contribute significant experience in the areas we believe to be the most relevant to overseeing the Company’s business and strategy.
Board Snapshot
Board Independence
Scott L. Morris, Our Lead Independent Director	10 of 11 Director Nominees Are Independent
All Board Committees Are Fully Independent	Mandatory Retirement Age: 75
Board Attributes and Diversity
Based on the voluntary self-identification of gender, age, race, and ethnicity by our director nominees, the graphs below represent the diversity of the director nominees.
Board Experience/Qualifications/Skills/Attributes
Our Board and Nominating/Corporate Governance Committee regularly evaluate the Board’s composition to enable the Board and the Nominating/Corporate Governance Committee to assess the skills and experience that are currently represented on the Board as a whole, and in individual directors, and to update these skills and experience as necessary in light of Group’s anticipated needs, including its current and future business and operations. Key skills and qualifications of each director nominee that the Board considered important in its decision to nominate or re-nominate that individual to the Board are summarized below. For additional information regarding our director nominees’ qualifications, please refer to their individual biographies provided below.
California Water Service Group | 2026 Proxy Statement | 7

Proxy Summary	|	Board of Directors Overview
Senior Leadership	Public Company Board	Human Capital Management	Sustainability, Government Relations, Public Policy

Experience as an executive officer and/or senior leader provides valuable leadership and strategy insights regarding:
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risk management,

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operations,

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succession planning, and

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long-term value creation.

Prior service on other public company boards provides valuable experience with:
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board dynamics,

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corporate governance,

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risk oversight,

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executive compensation, and

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stockholder relations.

Experience managing and developing large workforces provides insight into: • employee recruitment, • training, • retention and development, • engagement, • workplace safety, and • culture.
Experience with environmental and other sustainability policies, working with government agencies, or working within the public policy and regulatory processes provides valuable insight into:
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strategy,

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emerging issues,

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compliance, and

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risk oversight.

Health and Human Services	Cybersecurity, Technology	Financial/Capital Allocation	Industry
Experience in health and human services provides valuable insight into: • safety-related programs and performance, and • customer risks associated with water quality.
Experience with cybersecurity, technology and enterprise innovation provides valuable insight into the Company’s information technology:
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programs, policies and procedures,

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strategy, and

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emerging threats and risk mitigation.

Experience with complex financial management and financial reporting processes provides valuable insight into:
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oversight of financial reporting,

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capital allocation, and

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strategic investment insight.

Experience in the water and utility industries provides the Board with valuable insight into:
•
the unique operating, regulatory, and competitive environment of the utility industry and related risks.

Skills and Experience	Aliff	Esque	Kightlinger	Kropelnicki	Krummel	Maldonado	Morris	Patton	Pottenger	Snow	Wagner	# of Directors
Senior Leadership												11/11
Public Company Board												6/11
Human Capital Management												11/11
Sustainability, Government Relations, Public Policy												11/11
Health and Human Services												2/11
Cybersecurity, Technology												6/11
Financial/Capital Allocation												8/11
Industry												8/11
California Water Service Group | 2026 Proxy Statement | 8

Proxy Summary	|	Governance Highlights
Governance Highlights

Effective Board Leadership and Independent Oversight
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Independent Lead Director with defined responsibilities designated by the independent directors

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Regular scheduled executive sessions led by independent Lead Director at Board meetings

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Regular scheduled executive sessions at committee meetings

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Ongoing review of Board composition and succession planning

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Focus on the diversity of perspectives, backgrounds, experience, skills and attributes that enhance our Board

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Mandatory director retirement at age 75

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Demonstrated commitment to Board refreshment

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All Board members are independent except our Chairman, President & CEO and all committees are composed of independent directors

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Board and committee oversight of strategy and risk

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Board and committee oversight of ESG matters

Overview of Corporate Governance
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Codes of Conduct for Directors, Officers, and Employees

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Annual committee assessments

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Clawback policy for incentive-based compensation aligned with NYSE requirements

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Stock ownership guidelines for executive officers and directors

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Prohibition on short sales, transactions in derivatives, and hedging and pledging of stock by directors and executive officers

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Annual review of Board leadership structure

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Annual review of committee assignments and committee chairs

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Integrated active enterprise risk management

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Annual Board member self-assessments

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Demonstrated commitment to corporate responsibility and sustainability

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Demonstrated commitment to stockholder engagement

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Transparent public policy engagement

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Board and committees may hire outside advisors independent of management

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“Overboarding” limits for directors

Stockholder Rights
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No dual-class common stock structure

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Annual election of all directors

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Majority voting for directors in uncontested elections

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No supermajority voting requirements in governing documents

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Stockholder right at 10% threshold to call a special meeting

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Annual say-on-pay advisory vote

2025 Say-on-Pay Vote and Stockholder Engagement and Responsiveness
Our management and Board value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to enhance long-term stockholder value. Historically, at the annual meetings held for the prior four years, our stockholders voted in favor of the Say-on-Pay advisory vote at levels ranging from 92% to 96% of the votes cast, which the Board considered to reflect strong support by our stockholders. At the 2025 Annual Meeting of Stockholders, 67% of the votes cast supported the Say-on-Pay advisory vote.

The Organization and Compensation Committee and the Board were disappointed by this level of support and, in response, we initiated a comprehensive outreach to our stockholders to better understand their perspectives and determine what actions could be taken to address their concerns. During fiscal 2025, we participated in focused stockholder engagement efforts and requested meetings with 22 of our largest stockholders representing approximately 62% of our outstanding shares. We met with every stockholder that accepted a meeting, representing approximately 38% of our total outstanding shares, and reached out again to stockholders who did not respond. In addition, the Chair of our Organization and Compensation Committee joined outreach meetings representing 28% of our total outstanding shares. Notwithstanding our attempts to engage with a substantial majority of our stockholders, only one stockholder who voted against the Say-on-Pay proposal in 2025 accepted a meeting with us.
Say-on- Pay Stockholder Outreach
We met with several of our top 25 investors representing 38% of our total outstanding shares
California Water Service Group | 2026 Proxy Statement | 9

Proxy Summary	|	Governance Highlights
As part of these stockholder engagement efforts, we communicated with our stockholders to deepen our understanding of their perspectives on our executive compensation programs. Based on feedback from those engagements, we found that stockholders were, consistent with our 2025 Say-on-Pay vote of 67% in favor, generally supportive of our executive compensation program and of our overall corporate governance practices. A summary of what we heard during these discussions, as well as our responses to the feedback received, is described in the “Stockholder Engagement and Say-on-Pay” section of the “Compensation Discussion and Analysis” portion of this Proxy Statement.
In addition to engagement focused on the 2025 Say-on-Pay vote and our executive compensation programs, we also participated in meetings with stockholders that expressed an interest in engaging with us. Our stockholder engagement activities included participation primarily from our senior leadership and Investor Relations team and covered topics including strategy, corporate governance, Board oversight, executive compensation, human capital management, board and leadership refreshment, as well as sustainability efforts. We also engaged various stakeholders including regulators, proxy advisory firms, credit rating agencies, ESG rating firms, and subject matter experts.
We engage with stockholders and others through multiple mediums, including quarterly investor calls and other investor-led conferences and presentations, Group-hosted investor meetings, both in-person and virtual, our virtual annual meeting of stockholders, as well as with our periodic reporting and disclosures.
Types of Engagement	Our Participants	Topics Discussed

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Conferences

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One-on-one meetings

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Quarterly earnings releases and calls

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Investor press releases
and presentations

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Annual Meeting of Stockholders

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Engagements with other stakeholders, including:

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Regulators

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Proxy advisory firms

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Credit rating agencies

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ESG rating firms

•
Subject matter experts

• Senior Management • Investor Relations • Lead Independent Director
•
Corporate strategy

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Financial results

•
Executive compensation

•
Corporate governance

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Board oversight

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Human capital management

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Board and leadership refreshment

•
Sustainability efforts

As illustrated in the table below and further discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, our Board has been responsive to stockholder feedback. Over the past several years, we have made numerous changes to our governance and executive compensation programs and related disclosures based on feedback from our stockholders and our annual review of market practices.
California Water Service Group | 2026 Proxy Statement | 10

Proxy Summary	|	Governance Highlights

Governance and Executive Compensation Changes

Governance
•
Formed the Enterprise Risk Management, Safety, and Security Committee of the Board

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ESG items are overseen by the Nominating/ Corporate Governance Committee

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Adopted four new policies:

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Environmental Sustainability,

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Diversity, Equality, and Inclusion,

•
Political Engagement, and

•
Human Rights

•
Intend to publish our 2025 Sustainability report in May 2026 with disclosure aligned with the Sustainability Accounting Standards Board (SASB) Water Utilities & Services Industry Standards and the recommendations of the Task Force on Climate-related Financial Disclosures as well as in reference to Global Reporting Initiative (GRI) standards

•
Included a critical operational metric in the 2023, 2024, and 2025 long-term at-risk compensation program for the three-year performance periods 2023-2025, 2024-2026, and 2025-2027

•
Set absolute, science-aligned Scope 1 and Scope 2 emissions reduction targets in 2023

Compensation
•
Enhanced disclosure regarding goal rigor, performance metrics, and results, as well as the connection between At-Risk-Pay (ARP) metrics and strategic initiatives

•
Continued emphasis on long-term performance-based equity awards

•
Modified the performance criteria used for long-term and short-term at-risk compensation programs, including implementing long‑term performance metrics consisting entirely of financial measures, including a relative financial metric, for the 2026-2028 three-year performance period.

•
Revised the methodologies used to determine our Supplemental Executive Retirement Plan’s (SERP) actuarial assumptions and amended the plan, increasing the plan’s unreduced retirement age from 60 to 65

•
Conducted an independent, third-party review of:

•
Our President and CEO’s compensation program

•
Our executive short-term and long-term at-risk compensation programs

•
Our Proxy Peer group

•
Updated our peer group to reflect industry changes

•
Adopted clawback policy for incentive-based compensation aligned with NYSE requirements

Executive Compensation Overview
We seek to closely align the total direct compensation of our officer team with performance and appropriately balance the focus on our short-term and long-term priorities with annual and long-term rewards. Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs are designed to:
Reward excellent job performance	Identify and retain exceptional leadership	Represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our customers and stockholders
California Water Service Group | 2026 Proxy Statement | 11

Proxy Summary	|	Executive Compensation Overview
2025 Target Compensation
CEO	Average Other NEOs*

Includes annualized target compensation for all NEOs other than Mr. Kropelnicki.
Sustainability and Governance Highlights

As a company, we have always stood for “doing the right thing.” We strive to make the world a better place and take pride in our long-standing efforts to:
•
provide a sustainable supply of clean, safe water at affordable rates,

•
be responsible stewards of the environment,

•
invest in and give back to our communities,

•
foster a positive and enriching work environment for our employees, and

•
maintain high ethical standards.

This commitment is instilled in our shared purpose, which is to enhance the quality of life for our customers, communities, employees, and stockholders.
Our Approach to Environmental, Social, and Governance (ESG)
We aim to integrate our commitment to protecting public health and the planet, caring for people, and operating with the utmost integrity into the fabric of our daily business activities. We believe focusing on Sustainability and Community Impact as an operational imperative will support the long-term resilience of our Company, our communities, and our planet
Our assessment and evaluation of priority ESG topics helps us align our sustainability programs and initiatives with our operational imperative and mission. In 2025, we conducted an assessment to evaluate both our impacts on the economy, environment, and people, along with the business impacts of ESG topics on our ability to create value over time. We considered both internal and external stakeholder perspectives to assess each topic’s impact on the Company and on the economy, environment, and people. We prioritized the topics based on evidence of impacts, risks, and opportunities, then validated the results with relevant company leaders. Our priority ESG topics, shown below, directly inform the focus of our broader ESG program and priorities, including sustainability reporting and disclosure, objective-setting, integration with our corporate strategy, and internal and external stakeholder engagement efforts.
California Water Service Group | 2026 Proxy Statement | 12

Proxy Summary	|	Sustainability and Governance Highlights
Highest Priority	Higher Priority	High Priority

•
Climate Change

•
Community Engagement and Public Participation

•
Emergency Preparedness and Response

•
Regulatory and Policy Exposure

•
Water Affordability and Access

•
Water Supply Resilience and Reliability

•
Water System Resilience, Reliability, and Efficiency

•
Water Quality and Public Health

•
Business Governance and Conduct

•
Cybersecurity and Data Privacy

•
Diversity, Equality, and Inclusion

•
End-Use Conservation

•
Energy and Emissions

•
Talent Attraction, Development, and Retention

•
Workplace Health and Safety

• Materials and Waste • Natural Resources and Land Use • Supply Chain Sustainability
Our sustainability objectives, informed by these topics, reflect our efforts to drive accountability, establish milestones, and measure progress. These objectives complement a range of other ongoing initiatives we have in place to manage environmental and social issues across our business. In 2025, we made progress toward our objectives, as discussed in our 2025 Sustainability Report, which we intend to make available in May 2026.
Our Enterprise Risk Management (ERM) program supports our efforts to effectively mitigate ESG risks by incorporating priority ESG topics into our ERM process. Our priority ESG topics are closely aligned with the enterprise risks we monitor through our ERM program. During our ERM review process each year, we analyze new and existing risks and develop and revise the mitigation controls. We also review and update the mapping across ERM and ESG areas and strive to integrate new and emerging ESG-related risks into our risk assessments and mitigation controls as appropriate.
For more information on our formal ESG governance structure, please refer to “Board Oversight of Risks Related to Environmental, Social Responsibility, and Governance Matters” in this Proxy Statement. Additional information on this topic is available in our latest sustainability report at www.calwatergroup.com. We expect to publish our 2025 Sustainability Report and 2025 Sustainability Analyst Download in May 2026.
Annual Sustainability Report
Our annual sustainability reports and other relevant documents, like our CDP Climate Change questionnaire response, are available at www.calwatergroup.com. Our annual sustainability reports align with the SASB Water Utilities and Services Industry Standard, follow the guidance of the Task Force on Climate-related Financial Disclosures (TCFD), and reference the 2021 Global Reporting Initiative (GRI) Universal Standards. We expect to publish our 2025 Sustainability Report and 2025 Sustainability Analyst Download, covering our activities from January 1, 2025 to December 31, 2025, in May 2026. Web links are provided throughout this Proxy Statement for convenience and are inactive textual references only. The content on the referenced websites do not constitute a part of, and is not incorporated by reference into, this Proxy Statement.
Performance Highlights
Protecting Our Planet
Our mission as a leader in the water utility industry requires us to deliver and steward the planet’s most precious resource. In our increasingly changing and interconnected world impacted by climate change, social tensions, and technological innovations, it is more important than ever to build sustainability and resilience into everything we do. As part of our climate change resiliency strategy, we aim to:
1.
Reduce Group and value chain contributions to climate change by striving to minimize our Greenhouse Gas (GHG) emissions footprint, working to reduce water consumption, and continuing to advance our value chain GHG emissions inventory,

2.
Plan for potential climate change impacts on our business through adaptive planning pathways that develop timeframes and triggers for implementing projects while maintaining the flexibility to respond to changing climate, financial, and regulatory circumstances,

3.
Ramp up collaboration and advocacy by engaging extensively with regulators, policymakers, customers and communities, and industry associations on climate priorities,

4.
Set time-bound emission reduction goals, and

5.
Continue to mature disclosures by enhancing our data collection process and our climate change-related reporting.

California Water Service Group | 2026 Proxy Statement | 13

Proxy Summary	|	Sustainability and Governance Highlights
Serving Our Customers and Communities
Safe, high-quality water service is critical to the health and well-being of our customers. In providing it, we also seek ways to:
•
promote its affordability,

•
improve service,

•
strengthen security, and

•
prepare for emergencies.

California Water Service Group is also committed to partnering with organizations that make a real difference in the communities we serve. Some of our 2025 accomplishments include:
Affordable, Excellent Service

100% compliance with the Federal Safe Drinking Water Act (SDWA) and applicable state water quality standards across the company, with zero primary or secondary violations	23 Community Emergency Operations Center (EOC) training events completed across our operations to better prepare us and our communities for enhanced coordination and resilience during emergency events	$80,000 donated for college scholarships	$186,000 donated through our annual Firefighter Grant Program and $100,000 donated to support those affected by the Los Angeles wildfires
Engaging Our Workforce
Our more than 1,300 employees help California Water Service Group serve more than 500 communities across five states. To develop a workforce that performs at the highest levels and reflects the communities that we serve, we have made significant investments in hiring, training, engagement, and safety. We regularly update our human resources policies and processes to:
•
contribute to a stronger workforce,

•
reflect our dedication to equal opportunity, diversity, and inclusion, and

•
improve retention and satisfaction.

As part of our commitment to diversity and equality, our policy has been and continues to be to maintain a zero-tolerance approach to discrimination, harassment, and retaliation. We seek to provide equal opportunity regardless of age, sex, race, ethnicity, ancestry, religion, creed, citizenship status, disability, national origin, marital status, military status, sexual orientation, gender identity, socio-economic status, or any other characteristic protected by law or any other non-job-related factor or activity. Our public Diversity, Equality, and Inclusion Policy outlines our commitments to this topic and additional information, including data on the diversity of employees based on voluntary self-identification, will be available in our 2025 Sustainable Report scheduled for publication in May 2026.
California Water Service Group | 2026 Proxy Statement | 14

Proxy Summary	|	Sustainability and Governance Highlights

Employees as Our Best Advocates

Workplace and Employee Safety
•
Maintenance of an Illness and Injury Prevention Plan that incorporates over 30 internal programs, procedures, and policies related to health and safety

•
Development of local safety committees to promote safe practices through performing job safety analyses and increasing awareness of safety guidelines

•
Performance of job safety analyses to help identify potential hazards, record compliance trends, and promote safe practices

•
Implementation of a Stop Work Authority Program, as well as a policy to prohibit punishment or retribution for exercising Stop Work Authority

•
Providing safety training to improve employee safety and risk awareness and preparation, as well as specialized training relevant to specific teams and/or roles based on their exposure to safety risks

Human Capital Management
To attract, retain, and develop the best talent, we believe we provide competitive benefits, engage our employees to foster supportive environments, and develop their capabilities and expertise.
•
We believe we offer competitive benefits for employees including:

•
a defined benefit pension plan;

•
a choice of healthcare plans;

•
an Employee Assistance Program that provides mental health, childcare, and eldercare resources;

•
our Critical Incident Response Management (CIRM) program that offers peer-to-peer emotional support for employees who have experienced stress, loss, grief, change, or other traumatic events; and

•
financial wellness education, including planning tools and investment advisory services

•
We maintain a Leave of Absence Policy that provides parental leave in line with the Family Medical Leave Act (FMLA)

•
We work to promote consistency in our leadership training for employees

•
Each year, we deploy an employee satisfaction and engagement survey and share results with our officer team to help identify opportunities to enhance our performance

•
Our 18-month-long Future Leaders of Water (FLOW) program offers select high-potential leaders an opportunity to improve leadership skills

•
Our policy is to respect the right to freedom of association and collective bargaining, and we partner with our unions and seek to foster opportunities for career development and provide applicable safety and functional training

Governing with Integrity
California Water Service Group’s mission is to be a leading provider of sustainable water and wastewater services — and that starts with integrity as a core value. We hold our Board, employees, and suppliers to high ethical standards and follow best practices as we advocate for the interests of our customers, communities, employees, and future generations.
Additional Corporate Governance Information — Available on Our Website

•
California Water Service Group Bylaws

•
Corporate Governance Guidelines

•
Code of Business Conduct and Ethics Policy of the Board of Directors

•
Business Code of Conduct for Officers and Employees

•
Supplier Code of Conduct

•
Information Regarding Reporting of Financial, Audit, and Security Law Matters

•
Committee Charters:

•
Audit Committee

•
Organization and Compensation Committee

•
Finance and Capital Investment Committee

•
Nominating/Corporate Governance Committee

•
Enterprise Risk Management, Safety, and Security Committee

•
Sustainability Reports

•
Annual Supplier Diversity Reports

•
Environmental Sustainability Policy

•
Diversity, Equality, and Inclusion Policy

•
Human Rights Policy

•
Political Engagement Policy

•
Commitment to Providing Excellent, Affordable Service and High-Quality Water to All Customers

California Water Service Group | 2026 Proxy Statement | 15

Corporate Governance Matters
Proposal No. 1 — Election of Directors
Our Board of Directors unanimously recommends that you vote FOR the election of each of the following nominees.
The Nominating/Corporate Governance Committee assesses the composition of and criteria for membership on the Board and its committees on an ongoing basis in consideration of our current and future business and operations. In fulfilling this responsibility, the Nominating/Corporate Governance Committee takes a long-term view and seeks a variety of occupational and personal backgrounds on the Board to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board as a group.
The Nominating/Corporate Governance Committee considers a variety of factors, including:
•
our long-term strategy,

•
the skills and experiences that directors provide to the Board (including in the context of our business strategy),

•
the performance of the Board and the organization,

•
the Board’s director retirement policy,

•
the Board’s view that a balanced and effective board should include members across a continuum of tenure, and

•
the belief that valuable insights can be gained from diversity of backgrounds and perspectives.

The Board assesses its effectiveness in this regard as part of the annual board and director evaluation process. As a result of these long-term strategic assessments, the Nominating/Corporate Governance Committee has articulated a set of principles on board composition, which include:
Board Consideration	Board Composition
Board Skills
Our Board is composed of members with a collective set of skills to address corporate challenges, especially in the areas of business strategy, financial performance, utility regulation, risk management, cybersecurity, technology and enterprise innovation, and executive talent and leadership, and should evolve with the organization’s business strategy.

Industry Experience
Our Board seeks and retains members with industry experience, including water, utility, and technology, that align with our long-term strategy; recognizes the utility industry is complex; and understands the importance of having directors who have experienced challenging business cycles and can share their knowledge.

Diversity
Our Board is comprised of members who demonstrate a diversity of thought, perspectives, skills, backgrounds, experiences, and independence and has a goal of identifying candidates that can contribute to that diversity in a variety of ways.

Tenure	Our Board retains members across the director tenure spectrum to promote effective oversight and embrace innovation, as well as a changing market and customer expectations.
Board Size
Our Board considers the appropriate size in relation to promoting active engagement, open discussion, effective risk management, and productive dialogue with management; continuously assesses the bench of successors for Board leadership positions in both expected and unexpected departure scenarios.

California Water Service Group | 2026 Proxy Statement | 16

Corporate Governance Matters	|	Proposal No. 1 — Election of Directors
Director Nomination Process
The Nominating/Corporate Governance Committee’s regular evaluation of the composition of, and criteria for membership on, the Board is ongoing. This evaluation includes an annual review of committee assignments, committee chairs, committee effectiveness, and director succession planning. Incumbent directors eligible for re-election, nominees to fill vacancies on the Board, and any nominees recommended by stockholders all undergo a review by the Committee.
The following describes the director selection process:
Identification of Candidates	Evaluation of Candidates	Recommendation and Election of Nominee
The Nominating/Corporate Governance Committee and Board identify candidates through multiple avenues, which may also include the use of an independent search firm.
The Nominating/Corporate Governance Committee, and subsequently the Board, reviews candidate qualifications. Candidates are selected based on their professional experience and diversity of their backgrounds, skills, talents, and perspectives. Candidates are also reviewed for any conflicts of interest or other considerations that might prevent or interfere with service on the Board.
After completing its review, the Nominating/Corporate Governance Committee recommends the candidate to the full Board for the Board’s nomination for election. Once nominated, shareholders of Group consider the nominees and elect directors by a majority vote to serve one-year terms.
Through a variety of sources, the Nominating/Corporate Governance Committee identifies new director nominees and will consider director nominees recommended by stockholders in the same manner it considers other nominees. This process is described in the following section. Stockholders seeking to recommend nominees for consideration by the Nominating/Corporate Governance Committee should submit a recommendation in writing describing the nominee’s qualifications and other relevant biographical information, together with confirmation of the nominee’s consent to serve as a director. Please submit this information to:
California Water Service Group Attention: Corporate Secretary 1720 North First Street San Jose, California 95112-4508
Stockholders may also nominate directors by adhering to the advance notice procedure described under “Frequently Asked Questions — What is the deadline for proposing a nominee for the Board or other business for consideration at a stockholders’ meeting?” in this Proxy Statement.
Director Criteria
Our Board believes our directors should possess a combination of skills, professional experience, and a diversity of backgrounds necessary to oversee our business. Also, the Board believes every director should possess certain attributes as reflected in the Board’s membership criteria.
The Nominating/Corporate Governance Committee’s charter requires that as part of the search process for each new candidate, the Committee will actively seek out diverse candidates to expand the pool from which candidates ultimately are selected based on merit. The Committee focuses on the development of a Board composed of directors that meet the criteria set forth below. The Board and Nominating/Corporate Governance Committee do not assign specific weights to any single criterion, and no particular criterion is necessarily applied to all directors or director candidates.
California Water Service Group | 2026 Proxy Statement | 17

Corporate Governance Matters	|	Proposal No. 1 — Election of Directors
Director Criteria	Board Composition
Personal Characteristics
•
High personal and professional ethics, integrity and honesty, good character, and sound judgment

•
Independence and absence of any actual or perceived conflicts of interest

•
The ability to be an independent thinker

Commitment to the Organization
•
A willingness to put in the time and energy to satisfy the requirements of Board and committee membership, including attendance and participation in Board and committee meetings of which they are a member and the annual meeting of stockholders, and be available to management to provide advice and counsel

•
Possess, or be willing to develop, a broad knowledge of critical issues facing the organization

Diversity	• Diversity, including the candidate’s professional and personal experience, background, perspective, and viewpoint
Skills and Experience
•
Value derived from each nominee’s skills, qualifications, experience, and ability to impact long-term strategic objectives

•
Educational background

•
Substantial tenure and experience in leadership roles

•
Business and financial experience

•
Understanding the intricacies of a public utility

•
Experience in risk management

•
Additionally, Section 2.9 of our bylaws contains requirements that a person must meet to avoid conflicts of interest that would disqualify that person from serving as a director

Retirement Age of Directors
•
We have established a mandatory retirement age for all directors. All directors must retire no later than the Annual Meeting that follows the date of the director’s 75th birthday. Additionally, an employee director must retire as an employee no later than the Annual Meeting that follows the date of his or her 70th birthday but may remain on the Board at the discretion of the Board of Directors.

California Water Service Group | 2026 Proxy Statement | 18

Corporate Governance Matters	|	Director Nominees
Director Nominees
Upon the recommendation of the Nominating/Corporate Governance Committee, our Board has nominated for election at the 2026 Annual Meeting of Stockholders a slate of eleven director nominees. All of the nominees were most recently elected by stockholders at the 2025 Annual Meeting. All directors are elected annually to serve until the next Annual Meeting and until their respective successors are elected.
Gregory E. Aliff	Age 72 | Independent | Director since 2015

Committees
•
Audit (Financial Expert; Chair)

•
Enterprise Risk Management, Safety, and Security

•
Finance and Capital Investment

Skills
Senior Leadership
Public Company Board
Human Capital Management
Sustainability, Governmental, Public Policy
Cybersecurity
Financial/Capital Allocation
Industry
Former Vice Chairman & Senior Partner of U.S. Energy & Resources, Deloitte LLP

Skills and Experience Relevant to Group
As a former auditor and senior leader of one of the largest public accounting firms in the world, Mr. Aliff brings extensive accounting, auditing, and financial reporting experience to the Board, with specific expertise in both the public utility and energy and resources industries. He has in-depth experience in strategy, enterprise risk management, and regulatory affairs from his many years providing professional services to numerous major utilities. Mr. Aliff’s deep understanding of public utility markets and the breadth of experience he has gained from working with public companies make him a valuable resource to the Board.

Career Highlights
Deloitte LLP
•
Vice Chairman and Senior Partner, US Sustainability Services (focused on industrial and commercial water and energy management) (2013 to 2015)

•
Vice Chairman and Senior Partner, US Energy and Resources (2002 to 2013)

Public Board Directorships
Current:
•
New Jersey Resources Corp

Previous:
•
SCANA Corporation

Other Positions
•
Former board member for several non-profit organizations

Education
•
Certified Public Accountant

•
Designated Board Leadership Fellow of the National Association of Corporate Directors (NACD)

•
Holds a CERT Certificate in Cybersecurity Oversight from NACD

•
Master of Business Administration, Virginia Tech

•
Bachelor of Science, Accounting, Virginia Tech

California Water Service Group | 2026 Proxy Statement | 19

Corporate Governance Matters	|	Director Nominees
Shelly M. Esque	Age 65 | Independent | Director since 2018
Committees • Enterprise Risk Management, Safety, and Security • Nominating/Corporate Governance Skills Senior Leadership Human Capital Management Sustainability, Governmental, Public Policy	Former Vice President and Global Director of Corporate Affairs, Intel Corporation

Skills and Experience Relevant to Group
Ms. Esque’s strong understanding of corporate social responsibility, education, media relations, and government and community affairs makes her a valuable resource to the Board.

Career Highlights
Intel Corporation
•
Vice President and Global Director of Corporate Affairs (focused on corporate social responsibility, community, education, foundation, and government relations worldwide until her retirement in 2016)

•
Former President and Chair, Intel Foundation

Other Positions
•
Board member, Basis Charter Schools

•
Board member, Boyce Thompson Arboretum

Industry Awards and Recognition
•
Received the Greater Phoenix Chamber of Commerce 2011 ATHENA Businesswoman of the Year Award for excellence in business and leadership, exemplary community service, and support and mentorship of other women

•
Recognized by AZ Business Magazine as one of the 50 Most Influential Women in Arizona

Education
•
Participation in the Executive Education Intel Accelerated Leadership Program at Stanford University Graduate School of Business

•
Certificate in International Business from Thunderbird School of Global Management

•
Bachelor of Arts in Communication from Arizona State University

Jeffrey Kightlinger Age 66 | Independent | Director since 2023

Committees
•
Audit (Financial Expert)

•
Enterprise Risk Management, Safety, and Security

Skills
Senior Leadership
Human Capital Management
Sustainability, Governmental, Public Policy
Cybersecurity
Financial/Capital Allocation
Industry
Principal and Owner, Acequia Consulting

Skills and Experience Relevant to Group
Mr. Kightlinger brings to the Board a deep understanding and experience of water supply management, natural resource management, and sustainability. His experience as a leader in resolving complex water and environmental issues brings valuable perspective to the Board.

Career Highlights
Acequia Consulting, LLC, a provider of strategic advice on Colorado River issues, natural resources, water and energy issues
•
Principal and Owner (2022 to present)

City of Pasadena
•
Interim General Manager, Water and Power Department (2021 to 2022)

Metropolitan Water District of Southern California, the largest municipal water supplier in the United States
•
Chief Executive Officer (2006 to 2021)

•
General Counsel (2002 to 2006)

•
Deputy General Counsel and Assistant General Counsel (1995 to 2002)

Other Positions
•
Board member, Coro Foundation

•
Board member, USC Price School of Public Policy

•
Member, UCLA Sustainability Advisory Board

•
Board member, Climate Action Reserve

•
Board member, California Foundation on the Environment and the Economy

•
Board member, Los Angeles Economic Development Council

•
Board member, Los Angeles Area Chamber of Commerce

Education
•
Law degree, Santa Clara University

•
Undergraduate degree, the University of California at Berkeley

California Water Service Group | 2026 Proxy Statement | 20

Corporate Governance Matters	|	Director Nominees
Martin A. Kropelnicki Age 59 | Director since 2013
Skills Senior Leadership Public Company Board Human Capital Management Sustainability, Governmental, Public Policy Cybersecurity Financial/Capital Allocation Industry	Chairman, President and CEO, California Water Service Group

Skills and Experience Relevant to Group
Mr. Kropelnicki is well positioned to lead the Group’s management team and give guidance and perspective to the Board. His experience as the former CFO of the Group provides expertise in both corporate leadership and financial management, and his management experience enables him to offer valuable perspectives on our strategic planning, rate making, and budgeting, along with operational and financial reporting. He has over 34 years of experience in finance and operations, including 15-plus years as CFO at publicly listed companies.

Career Highlights
California Water Service Group
•
Chairman, President & CEO (2023 to present)

•
President and CEO (2013 to 2023)

•
President and COO (2012 to 2013)

•
Vice President, Chief Financial Officer and Treasurer (2006 to 2012)

Other Positions
•
Chair, National Association of Water Companies (NAWC)

•
Member, NAWC Board of Directors and Executive Committee

•
Director and Executive Committee Member, Bay Area Council

Other Positions
•
Member, California Foundation on the Environment & Economy

•
Member, Silicon Valley Leadership Group

Industry Awards and Recognition
•
Awarded United States Navy Memorial’s Naval Heritage Award (2016)

Education
•
Master of Arts, Economics, San Jose State University

•
Bachelor of Arts, Economics, San Jose State University

Thomas M. Krummel, M.D. Age 74 | Independent | Director since 2010

Committees
•
Nominating/Corporate Governance

•
Organization and Compensation (Chair)

Skills
Senior Leadership
Public Company Board
Human Capital Management
Sustainability, Governmental, Public Policy
Health and Human Services
Financial/Capital Allocation
Emile Holman Professor and Chair Emeritus, Department of Surgery, Stanford University School of Medicine

Skills and Experience Relevant to Group
Dr. Krummel brings to the Board experience in professional training and development as well as familiarity with medical, public health, and science issues. He offers the Board unique insight on public health matters, including healthcare policy and legislation, drinking water quality, and employee health.

Career Highlights
Stanford University School of Medicine
•
Emile Holman Professor and Chair Emeritus of the Department of Surgery

•
Former Co-Director, Stanford Biodesign program

Public Board Directorships
Previous:
•
Procept BioRobotics Corporation

Other Positions
•
Chair of the Board, Fogarty Innovation

•
Venture partner, Santé Ventures

Industry Awards and Recognition
•
Honored with the William E. Ladd Medal by the American Academy of Pediatrics

•
Received the Albion Walter Hewlett Award from the Stanford Department of Medicine

•
Received the Henry J. Kaiser Family Foundation Award for Excellence in Clinical Teaching, the John Austin Collins, M.D. Memorial Award for Outstanding Teaching and Dedication to Resident Training

•
Received the Lucile Packard Children’s Hospital Recognition of Service Excellence

California Water Service Group | 2026 Proxy Statement | 21

Corporate Governance Matters	|	Director Nominees
Yvonne (Bonnie) A. Maldonado, M.D. Age 70 | Independent | Director since 2021

Committees
•
Enterprise Risk Management, Safety, and Security

•
Nominating/Corporate Governance

Skills
Senior Leadership
Human Capital Management
Sustainability, Governmental,
Public Policy
Health and Human Services

Vice Provost for Faculty Advancement, Taube Professor of Global Health and Infectious Diseases, Professor of Pediatrics and Epidemiology and Population Health — Stanford University School of Medicine; Attendng Physician — Lucile Packard Children’s Hospital at Stanford

Skills and Experience Relevant to Group
Nationally and internationally renowned for her knowledge, research, and expertise in infectious and vaccine-preventable disease control and international health, Dr. Maldonado has led studies and investigations funded by the United States, CDC, WHO, NIH, and Gates Foundation worldwide on HIV, polio, and measles. Dr. Maldonado brings a unique perspective and valuable insight to the Board.

Career Highlights
Stanford University School of Medicine
•
Pediatric Infectious Diseases Epidemiologist

•
Medical Director, Infection Prevention and Control

•
Attending Physician, Packard Children’s Hospital

•
Professor in the Departments of Pediatrics and Health Research and Policy, Chief of the Division of Infectious Diseases, Director of Global Child Health, and Senior Associate Dean for Faculty Development and Diversity

Other Positions
•
Chair, American Academy of Pediatrics Committee on Infectious Diseases

•
Board member, Lucile Packard Foundation for Children’s Health

•
Member, various medical associations and committees

Scott L. Morris	Age 68 | Independent | Director since 2019

Lead Independent Director
Committees
•
Nominating/Corporate Governance (Chair)

•
Organization and Compensation

Skills
Senior Leadership
Public Company Board
Human Capital Management
Sustainability, Governmental,
Public Policy
Cybersecurity
Financial/Capital Allocation
Industry
Chairman, Avista Corporation

Skills and Experience Relevant to Group
Mr. Morris brings to the Board a deep knowledge and understanding of the utility industry, having spent his entire career in the industry. As a former senior executive, he also contributes senior leadership experience and valuable perspectives on strategy, operations, and business management.

Career Highlights
Avista Corporation, a publicly traded electrical and natural gas utility serving customers primarily in the Pacific Northwest
•
Chairman (2008 to present)

•
CEO (2008 to 2019)

•
President (2008 to 2018)

•
President and Chief Operating Officer (2006 to 2007)

•
Various positions, including management positions in construction and customer service and management of the company’s Oregon utility business (1981 to 2006)

Public Board Directorships
Current:
•
Avista Corporation

Previous:
•
Iron Horse Acquisitions

Other Positions
•
Board member, McKinstry Co., LLC

•
Trustee Emeritus, Gonzaga University

•
Former member, various Spokane non-profit and economic development boards

Education
•
Attended the Stanford Business School Financial Management Program and the Kidder Peabody School of Financial Management

•
Master’s degree, in Organizational Leadership, Gonzaga University

California Water Service Group | 2026 Proxy Statement | 22

Corporate Governance Matters	|	Director Nominees
Charles R. Patton	Age 66 | Independent | Director since 2023

Committees
•
Audit

•
Finance and Capital Investment
(Chair)

Skills
Senior Leadership
Public Company Board
Human Capital Management
Sustainability, Governmental,
Public Policy
Financial/Capital Allocation
Industry
Former Executive Vice President, External Affairs, American Electric Power Company, Inc.
Skills and Experience Relevant to Group Mr. Patton’s extensive knowledge and senior leadership experience in the utility industry brings valuable resources to the Board.

Career Highlights
American Electric Power Company, Inc. (AEP), an electric utility organization that serves customers across 11 states
•
Executive Vice President, External Affairs (focused on customer service, regulatory affairs, communications, federal public policy, sustainability, and compliance with North American Reliability Corporation requirements) (2017 to 2022)

•
Former President and COO, AEP Texas and Appalachian Power, subsidiaries of AEP

•
Former Company Liaison, United States Energy Association

Public Board Directorships
Current:
•
Ameresco, Inc.

•
Centuri

Previous:
•
Sterling Infrastructure, Inc.

Other Positions
•
Former Chairman of the Board, Association of Electric Companies of Texas

•
Former Chairman of the Board, Texas Taxpayers and Research Association

•
Former board member, Federal Reserve Bank of Richmond

•
Former board member, Corpus Christi Regional Economic Development Corporation

Education
•
Master’s degree, Lyndon B. Johnson School of Public Policy, the University of Texas at Austin

•
Bachelor’s degree, Bowdoin College in Brunswick, Maine

Carol M. Pottenger Age 71 | Independent | Director since 2017

Committees
•
Enterprise Risk Management, Safety, and Security

•
Finance and Capital Investment

•
Nominating/Corporate Governance

Skills
Senior Leadership
Human Capital Management
Sustainability, Governmental,
Public Policy
Cybersecurity
Financial/Capital Allocation
Industry
Principal and Owner, CMP Global and Vice Admiral, U.S. Navy (Ret.)
Skills and Experience Relevant to Group Ms. Pottenger brings unique experience to the Board, ranging from operations to technology to risk management.

Career Highlights
CMP Global, LLC, a provider of consulting services in business development, process improvement, corporate governance, strategic planning, and cyber and information systems
•
Principal and Owner (2014 to present)

U.S. Navy
•
Various positions, including three-star Admiral and U.S. Flag Officer (responsible for military transformation and sensitive military topics such as counterterrorism and cybersecurity and the first female three-star Admiral in American history to lead in a combat branch) (until 2013)

Other Positions
•
Board member, U.S. Navy Memorial Foundation in Washington, D.C.

•
Board member, PricewaterhouseCoopers LLP Board of Partners and Principals

•
Board member, Serco North America

•
Board member, Advanced Technology International

Education
•
Graduate, Purdue University in Lafayette, Indiana

California Water Service Group | 2026 Proxy Statement | 23

Corporate Governance Matters	|	Director Nominees
Lester A. Snow	Age 74 | Independent | Director since 2011

Committees
•
Enterprise Risk Management, Safety, and Security (Chair)

•
Finance and Capital Investment

•
Organization and Compensation

Skills
Senior Leadership
Human Capital Management
Sustainability, Governmental,
Public Policy
Industry
Former Secretary, California Natural Resources Agency

Skills and Experience Relevant to Group
Mr. Snow brings more than 40 years of water and natural resource management experience to the Board. His distinguished public service career enables him to assist the Board in addressing water and environmental issues as well as regulatory and public policy matters. Mr. Snow’s executive experience in the public sector provides the Board with critical insight on a variety of operational and financial matters.

Career Highlights
California Natural Resources Agency
•
Former Secretary

California Department of Water Resources
•
Former Director

U.S. Bureau of Reclamation
•
Former Regional Director

CALFED Bay Delta Program
•
Former Executive Director

San Diego County Water Authority
•
Former General Manager

California Water Foundation, an initiative of the Resources Legacy Fund
•
Former Executive Director

Other Positions
•
Director, Klamath River Renewal Corporation

Education
•
Master of Science, in Water Resources Administration, the University of Arizona

•
Bachelor of Science, in Earth Sciences, Pennsylvania State University

Patricia K. Wagner Age 63 | Independent | Director since 2019

Committees
•
Audit (Financial Expert)

•
Finance and Capital Investment

•
Organization and Compensation

Skills
Senior Leadership
Public Company Board
Human Capital Management
Sustainability, Governmental,
Public Policy
Cybersecurity
Financial/Capital Allocation
Industry
Former Group President, U.S. Utilities, Sempra Energy

Skills and Experience Relevant to Group
Ms. Wagner has immense working knowledge and familiarity with the California regulatory environment and the California Public Utilities Commission. Her deep understanding of regulatory affairs and experience working for an investor-owned utility make her a valuable asset to the Group. She also brings valuable accounting and finance, senior leadership, and operational experience to the Board.

Career Highlights
Sempra Energy, an energy-services holding company whose subsidiaries include San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas), both California regulated utilities, as well as other companies operating in the electric and gas infrastructure business
•
Group President, U.S. Utilities (2018 to 2019)

•
Chairman and Chief Executive Officer, SoCalGas, one of the largest natural gas utilities in the country (2017 to 2018)

•
President and Chief Executive Officer, Sempra U.S. Gas & Power (2014 to 2016)

•
Various leadership positions, Sempra Energy, SoCalGas, and SDG&E

Public Board Directorships
Current:
•
Apogee Enterprises

•
Primoris Services Corporation

Previous:
•
SoCalGas

Education
•
Master of Business Administration, Pepperdine University

•
Bachelor’s degree, in Chemical Engineering, California State Polytechnic University, Pomona

California Water Service Group | 2026 Proxy Statement | 24

Corporate Governance Matters	|	Corporate Governance Practices
Corporate Governance Practices
We are committed to objective, independent leadership on our Board and each of its committees. In addition, our Board believes the active, objective, and independent oversight of management is central to effective Board governance and serves the best interests of all stakeholders, including customers, stockholders, regulators, suppliers, employees, and the general public.
Specifically, our Board has adopted Corporate Governance Guidelines comprised of rigorous governance practices and procedures. To maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership, and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with the senior management team and principal advisors such as our legal counsel, auditors, consultants, and financial advisors. Our Board annually reviews and approves the Corporate Governance Guidelines and charters of the Board committees to align with evolving best practices and regulatory requirements, including the New York Stock Exchange (NYSE) corporate governance listing standards. The Corporate Governance Guidelines and the current charters for the Audit, Organization and Compensation, Finance and Capital Investment, Nominating/ Corporate Governance, and Enterprise Risk Management, Safety, and Security committees are posted on our website at https://www.calwatergroup.com.
Corporate Governance Overview
We believe our Board encompasses the optimal mix of diverse backgrounds, experiences, skills, expertise, and an uncompromising commitment to integrity and sound judgment. The Board thoughtfully advises and guides management as they work to achieve our long-term strategic goals. To promote sound board structure and independence standards. Our corporate governance practices are substantially aligned with the Investor Stewardship Group’s (ISG) Corporate Governance Framework for U.S. Listed Companies, as shown in the table below.
ISG Principle	Our Practice
Principle 1 Boards are accountable to stockholders
•
Annual election of all directors

•
Majority voting for directors in uncontested elections

•
Directors are expected to offer to resign if they fail to receive a majority of votes cast

•
No supermajority voting requirements in governing documents

•
Stockholder right at 10% threshold to call a special meeting

Principle 2 Stockholders should be entitled to voting rights in proportion to their economic interest	• No dual class common stock structure • Each stockholder is entitled to one vote per share • No cumulative voting for directors
Principle 3 Boards should be responsive to stockholders and be proactive in order to understand their perspectives
•
Proactive, year-round investor outreach program

•
Directors receive regular updates on investor feedback and are available for stockholder engagement

•
In response to investor feedback, over the last several years, we have, for example:

•
Published annually our Sustainability report;

•
Formed the Enterprise Risk Management, Safety, and Security Committee;

•
Incorporated environmental leadership into our at-risk compensation program;

•
Modified the performance criteria used for long-term and short-term at-risk compensation programs;

•
Increased the Supplemental Executive Pension Plan’s (SERP) unreduced retirement age from 60 to 65; and

•
Set absolute, science-aligned Scope 1 and Scope 2 emissions reduction targets in 2024

California Water Service Group | 2026 Proxy Statement | 25

Corporate Governance Matters	|	Corporate Governance Practices
ISG Principle	Our Practice
Principle 4 Boards should have a strong, independent leadership structure
•
Independent Lead Director designated by the independent directors with well-defined responsibilities

•
Substantial majority of the Board is independent (10 of 11 director nominees or 91% of the Board) and Board committees are completely independent

•
Non-management directors meet at least four times each year in executive session without management present, and the independent directors meet in executive session at least once a year (in 2025, the Board and committees met in executive session 23 times)

Principle 5 Boards should adopt structures and practices that enhance their effectiveness
•
Demonstrated focus on Board refreshment, with a balanced mix of director tenures and five new directors joining the Board since 2019

•
A diverse Board, with a range of skills, attributes, and perspectives

•
Annual review of the Board and committee effectiveness, Independent Lead Director, individual directors, and succession planning

•
Limits on outside board service, with no director permitted to serve on more than four public company boards (including Group) and directors who are public company executive officers not permitted to serve on more than two public company boards (including Group)

•
Mandatory director retirement at age 75

Principle 6 Boards should develop management incentive structures that are aligned with the long-term strategy of the company
•
Target total direct compensation is heavily weighted towards performance, comprising 73% of CEO pay and 51% of other NEO pay in 2025 on an annualized basis, and appropriately balances short-term drivers of the Group’s success and long-term creation of stockholder value

•
Organization & Compensation Committee annually re-evaluates the mix of fixed and variable compensation to best attract, retain and incentivize talented officers who contribute to the long-term success of the Group

•
We incorporate a number of risk mitigation features into our executive compensation program, including:

•
stock ownership requirements,

•
clawback policy for incentive-based compensation aligned with NYSE requirements, and

•
anti-hedging and anti-pledging policies

Director Orientation and Continuing Education
Our director education about California Water Service Group and our strategy, control framework, regulatory environment, and industry begins when a director is elected to our Board and continues throughout his or her tenure on the Board. Upon joining our Board, new directors are provided with a comprehensive orientation about our company, which includes an overview of director duties and our corporate governance, one-on-one sessions with the Chairman, President & CEO, and presentations by senior management and other key management representatives on the organization’s strategy, regulatory framework, and control framework. As directors are appointed to new committees or assume a leadership role, such as committee chair, they receive additional orientation sessions specific to such responsibilities.
Board and Committee presentations, educational briefings, discussions with subject matter experts on business, governance, regulatory, and control matters help to keep directors appropriately apprised of key developments in our business and in our industry, including material changes in regulation, so they can carry out their oversight responsibilities. Each year, our directors attend at least one site visit to one of our facilities. During these site visits, directors meet with management and actively engage with our employees to learn about our operations.
California Water Service Group | 2026 Proxy Statement | 26

Corporate Governance Matters	|	Corporate Governance Practices
Annual Evaluation of Board, Committees, and Independent Lead Director
Overview of Evaluation Process
Our Board and Committees maintain a regular and robust evaluation process to promote the effective functioning of our Board. It is important to examine Board, Committee, and director performance and to solicit and act upon feedback received from each member of our Board. Evaluations are intended to assess the effectiveness in:
•
board composition and conduct,

•
meeting structure,

•
materials and information,

•
committee composition and effectiveness,

•
strategic and succession planning,

•
culture and exercise of oversight, and

•
continued education and access to management.

Annual Board Self- Evaluations	Summary of Written Evaluations	Conversations

As part of the evaluation, each Board member completes an anonymous, comprehensive questionnaire soliciting input on topics such as:
•
corporate governance issues,

•
Board and committee culture,

•
structure and meeting process,

•
director interactions with each other and with management,

•
management responsiveness, and

•
quality and quantity of information provided to the Board of Directors, strategic planning, and more.

Each Director’s anonymous responses to the questionnaire are sent to external legal counsel retained by the Company at the Nominating/Corporate Governance Committee’s request. External legal counsel compiles the results of the evaluations into a report for the Nominating/Corporate Governance Committee and Lead Independent Director.
Additionally, the Lead Independent Director has individual conversations throughout the year with each member of the Board, providing further opportunity for dialogue, feedback, and improvement.
Board Review	Actions
The responses to the questionnaires, in addition to other feedback provided by Board members through interviews and other communications, are then reviewed and compiled by our Lead Independent Director to determine strengths and areas for improvement. Those results are then discussed with the Nominating/Corporate Governance Committee and the Board of Directors, and such results are used to improve Board and committee performance. Matters that require further assessment or additional follow-up are addressed at future Board or committee meetings, as applicable.
Our evaluation process typically generates robust comments and discussion with the Board, including with respect to Board composition and processes. This evaluation process has resulted in changes designed to increase Board effectiveness and efficiency. Examples include enhancements to meeting materials, the structure of the Board, responsibilities of committees, committee and executive session discussions, committee reports to the Board, Director onboarding, continuing education, and hands-on experiences with our business, senior leaders, and emerging talent throughout the Company.

California Water Service Group | 2026 Proxy Statement | 27

Corporate Governance Matters	|	Corporate Governance Practices
Director Independence
As discussed in our Corporate Governance Guidelines, a substantial majority of the Board is comprised of independent directors. Based on the recommendation of the Nominating/Corporate Governance Committee, the Board determined that, other than Martin A. Kropelnicki, each of our director nominees (Gregory E. Aliff, Shelly M. Esque, Jeffrey Kightlinger, Thomas M. Krummel, M.D., Yvonne A. Maldonado, M.D., Scott L. Morris, Charles R. Patton, Carol M. Pottenger, Lester A. Snow, and Patricia K. Wagner) is independent under both New York Stock Exchange listing standards and the separate standards adopted by the Board.

Under the listing standards of the New York Stock Exchange, a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable, familial, or otherwise, with the organization, either directly or indirectly as a partner, stockholder, or executive officer of an entity that has a material relationship with us. Our Board makes an affirmative determination regarding the independence of each director annually, based on the recommendation of the Nominating/Corporate Governance Committee.
Independence Standards

The Board has adopted standards to assist in assessing the independence of directors, which are part of the Corporate Governance Guidelines available at https://www.calwatergroup.com.
Under these standards, our Board has determined that a director is not independent if:

•
The director is, or has been within the last three years, an employee of any company that comprises the Group or an immediate family member is, or has been within the last three years, an executive officer of any company that comprises the Group,

•
The director has received, or has an immediate family member who has received, during any 12-month period during the last three years, more than $120,000 in direct compensation from companies that comprise the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service,

•
The director, or an immediate family member, is a current partner of the Group’s internal or external auditor; the director is a current employee of such a firm; the director’s immediate family member is a current employee of such a firm who personally works on the Group’s audit, or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Group’s audit within that time,

•
The director, or an immediate family member, is, or has been within the last three years, employed as an executive officer of another company where any of the Group’s present executive officers serves or served at the same time on that company’s compensation committee,

•
The director is a current employee, or has an immediate family member who is a current executive officer, of a customer or vendor or other party that has made payments to or received payments from companies that comprise the Group for property or services in an amount that, in any of the last three fiscal years, exceeded the greater of  $1 million or 2% of the party’s consolidated gross revenues, and

•
The director, or the director’s spouse, is an executive officer of a non-profit organization to which the Group makes, or in the past three years has made, payments that, in any single fiscal year, exceeded the greater of $1 million or 2% of the non-profit organization’s consolidated gross revenues.

California Water Service Group | 2026 Proxy Statement | 28

Corporate Governance Matters	|	Corporate Governance Practices

In addition, our Board has determined that none of the following relationships, by itself, is a material relationship that would impair a director’s independence:
•
Being a residential customer of any service territory;

•
Being a current executive officer or employee of, or being otherwise affiliated with, a commercial customer from which the Group has received payments that, in any of the last three fiscal years, did not exceed the greater of  (i) 1% of the Group’s consolidated gross revenues for the year; or (ii) $500,000;

•
Being a current executive officer or employee of, or having a 5% or greater ownership or similar financial interest in, a supplier or vendor that has received payments from the Group that, in any of the last three fiscal years, did not exceed the lesser of  (i) 1% of the Group’s consolidated gross revenues for the year; or (ii) $500,000; and

•
Being a director of any of the Group’s subsidiaries

Directors inform the Board as to any relationships they may have with the organization and provide other pertinent information in annual questionnaires they complete, sign, and certify. The Board reviews all relevant relationships to identify any potential impairments to director independence and to ensure compliance with applicable disclosure requirements. For those directors who reside in one of our service territories and are customers, our Board has determined that it is not a material relationship that would impair their independence under the above standards.
Board Leadership Structure and Composition
Board Leadership Structure
Our Board reviews its leadership structure regularly to confirm that it remains appropriate for the Group. The Board considers several factors in making determinations regarding the Board’s leadership structure, including:
•
the strategic goals of Group,

•
the various capabilities of our directors,

•
the dynamics of our Board,

•
investor views,

•
market practices, and

•
the Group’s other governance practices that promote independent Board oversight of management.

The Board believes that a combined Chairman and CEO structure, together with a Lead Independent Director with significant and clearly defined responsibilities, a Board consisting entirely of independent directors other than Mr. Kropelnicki, and five standing Board Committees consisting entirely of independent directors, is the most appropriate Board leadership structure for the Group at this time. The Board believes that Mr. Kropelnicki, who has been President & CEO and a member of the Board since 2013 and Chairman since 2023, brings significant experience in the water and public utility industries, making him best positioned to provide strong unified leadership for the Group as the director most familiar with the Group’s business and with the risks, challenges, and opportunities for our industry. In this expanded role, Mr. Kropelnicki continues to drive forward the implementation of our business strategy and leverages his deep understanding of the Group’s business and operations to lead the Board as it considers risks related to strategy and business decisions and performs its oversight function. The Board believes this leadership structure fosters effective decision-making and alignment on corporate strategy, is appropriate to the Group’s size and complexity, and represents a cost-effective and efficient allocation of responsibilities and accountability, while providing effective and independent oversight of management.
The Board retains flexibility to change the leadership structure from time to time so that it can adjust, as appropriate, as the Group’s needs change. For information regarding the robust process that the Board undertook in determining to combine the roles of Chairman and CEO in 2023, see Group’s proxy statement for the 2023 Annual Meeting of Stockholders.
California Water Service Group | 2026 Proxy Statement | 29

Corporate Governance Matters	|	Corporate Governance Practices
Lead Independent Director
Our Lead Independent Director is selected annually from and by the independent directors and has expansive duties and authority as included in our Corporate Governance Guidelines. Scott L. Morris has served as our Lead Independent Director since 2023. Our Corporate Governance Guidelines list the Lead Independent Director’s responsibilities and authority, which includes:
•
Presiding at meetings of the Board in the absence of the Chairman of the Board;

•
Presiding over executive sessions of the non-management and independent directors and calling executive sessions;

•
Recommending to the Chairman of the Board items for consideration to be included in the Board meeting agendas and schedules;

•
Serving as liaison between the Chairman of the Board and the independent directors; and

•
Consulting and communicating with major stockholders upon request.

In evaluating candidates for Lead Independent Director, the independent directors consider several factors, including each candidate’s corporate governance experience, board service and tenure, leadership roles, and the ability to meet the necessary time commitment. For an incumbent Lead Independent Director, the independent directors also consider the results of the annual Lead Independent Director assessment as described above.
Annual Meeting Attendance
All directors are expected to attend the Annual Meeting of Stockholders unless attendance is prevented by an emergency. Except one, all our Board members who were director nominees for our 2025 Annual Meeting attended the meeting.
Board Meetings and Committees
Board Meetings
Our policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of committees on which they serve.
Members of the Board are expected to attend Board meetings in person unless the meeting is held by teleconference. During 2025, there were 8 meetings of the Board and collectively 17 committee meetings. All incumbent directors attended at least 75%, and on average attended 98%, of all Board and applicable committee meetings in 2025.
California Water Service Group | 2026 Proxy Statement | 30

Corporate Governance Matters	|	Corporate Governance Practices
Committees
There are five committees within our Board of Directors, with their membership and function described below.
	Committees of the Board
Name	Audit	Enterprise Risk Management, Safety, and Security	Finance and Capital Investment	Nominating/ Corporate Governance	Organization and Compensation
Gregory E. Aliff
Shelly M. Esque
Jeffrey Kightlinger
Martin A. Kropelnicki
Thomas M. Krummel, M.D.
Yvonne A. Maldonado, M.D.
Scott L. Morris
Charles R. Patton
Carol M. Pottenger
Lester A. Snow
Patricia K. Wagner
Number of meetings held during 2025	5	3	4	2	3
Number of executive sessions of the independent directors held during 2025	7	3	2	2	3
Chairman of the Board	Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert
California Water Service Group | 2026 Proxy Statement | 31

Corporate Governance Matters	|	Corporate Governance Practices
Audit Committee 5 Meetings in 2025
All members of the Audit Committee are independent as defined in the New York Stock Exchange and meet additional independence requirements for audit committee members applicable under SEC rules and the New York Stock Exchange listing standards.
Current Members • Gregory E. Aliff, Chair • Jeffrey Kightlinger • Charles R. Patton • Patricia K. Wagner Report See the Report of the Audit Committee on page 92
Primary Oversight Responsibilities
•
Quality and integrity of the Company’s financial statements; the Company’s compliance with legal, environmental, regulatory, and reporting requirements; the Company’s internal audit function; cybersecurity risk; and third-party supplier risk

•
Appointment, retention, compensation, and oversight of the Independent Registered Public Accounting Firm

•
Reviews of Form 10-K and 10-Q reports required to be submitted to the SEC

•
Quality of reporting processes and internal controls

•
Risks related to the Company’s financial reporting and internal controls

•
Compliance program with respect to legal and regulatory requirements, including the Company’s code of business conduct for officers and employees

•
Cybersecurity program and related risks

•
Third party supplier risk, Supplier Diversity Program and the Supplier Code of Conduct

Qualifications
•
The Board has determined that each Audit Committee member has considerable knowledge of financial and auditing matters to serve on the Audit Committee

•
Gregory E. Aliff, Jeffrey Kightlinger, and Patricia K. Wagner meet the New York Stock Exchange listing standards of financial sophistication and are “audit committee financial experts” under SEC rules

Enterprise Risk Management, Safety, and Security Committee 3 Meetings in 2025
All members are independent as defined in the listing standards of the New York Stock Exchange.
Current Members • Lester A. Snow, Chair • Gregory E. Aliff • Shelly M. Esque • Jeffrey Kightlinger • Yvonne A. Maldonado, M.D. • Carol M. Pottenger
Primary Oversight Responsibilities
•
Enterprise risk management, safety, and security programs

•
The effectiveness of the processes used by management to both identify and analyze major risks, as well as the effectiveness of the programs to manage and mitigate risks

•
Risk assessment and management, including related policies

•
Current and emerging applicable matters that may affect the business, operations, performance, or public image of the organization

•
Our Emergency Preparedness program

•
Physical safety and security programs

•
Other compliance programs for enterprise risk management, safety, and security

California Water Service Group | 2026 Proxy Statement | 32

Corporate Governance Matters	|	Corporate Governance Practices
Finance and Capital Investment Committee 4 Meetings in 2025
All members are independent as defined in the listing standards of the New York Stock Exchange.
Current Members • Charles R. Patton, Chair • Gregory E. Aliff • Carol M. Pottenger • Lester A. Snow • Patricia K. Wagner
Primary Oversight Responsibilities
•
Financial resources, including capital investment management and rate recovery, and financial resources planning and processes

•
Financial policies, strategies, and capital structure, including:

•
Long-term financial objectives and policies

•
Financing requirements and financing plans

•
Annual dividend plan

•
Annual operating budget

•
Annual capital expenditure plans

•
Reports received from the Employee Benefit Finance Committee

•
Policies and procedures concerning the major risk exposures, and the steps management has taken and/or proposes to take to monitor, mitigate, and control such exposures within the capital investment process

Nominating/Corporate Governance Committee 2 Meetings in 2025
All members are independent as defined in the listing standards of the New York Stock Exchange.
Current Members • Scott L. Morris, Chair • Shelly M. Esque • Thomas M. Krummel, M.D. • Yvonne A. Maldonado, M.D. • Carol M. Pottenger
Primary Oversight Responsibilities
•
Director succession planning

•
Composition of the Board and assessment of whether the skills, experience, characteristics, and other criteria established by the Board are currently represented on the Board

•
Evaluation of the Board and its committees

•
Risks related to matters of corporate governance, including director independence and Board performance

•
Board size, structure, composition, and functioning of the Board and its committees

•
Compensation of directors for service on the Board and its committees

•
Corporate Governance Guidelines

•
Code of Business Conduct and Ethics Policy of the Board of Directors and compliance with the Code and Policy

•
Strategy, policies, practices, risks, and disclosures with respect to ESG matters

•
Internal and external communications with employees, investors, and other stakeholders regarding the Company’s position on or approach to ESG matters

•
Political contribution and lobbying activity process

California Water Service Group | 2026 Proxy Statement | 33

Corporate Governance Matters	|	Corporate Governance Practices
Organization and Compensation Committee 3 Meetings in 2025
All members are independent as defined in the listing standards of the New York Stock Exchange and meet additional independence requirements for compensation committee members applicable under SEC rules and the New York Stock Exchange listing standards.
Current Members • Thomas M. Krummel, M.D., Chair • Scott L. Morris • Lester A. Snow • Patricia K. Wagner Report See the Report of the Organization and Compensation Committee on page 75
Primary Oversight Responsibilities
•
Officer compensation structure, policies and programs; and the results of the Company’s most recent advisory vote on executive compensation

•
Evaluation of and recommendations on the compensation of the CEO to the independent directors and of the executive officers to the Board of Directors

•
Organizational structure for the Company’s senior management

•
Strategies and policies related to human capital management

•
Periodic assessment of the risk related to the Company’s compensation policies and practices applicable to officers and employees

•
Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the Annual Meeting of Stockholders to be filed with the SEC and preparation of the Organization and Compensation Committee report required by SEC rules to be included in the proxy statement for the Annual Meeting of Stockholders

•
Administration of the Company’s clawback policy

•
Compliance by executive officers with the Company’s stock ownership guidelines

For a description of the processes and procedures used by the Organization and Compensation Committee for the consideration and determination of executive compensation, including its engagement and oversight of a third-party compensation consultant, see “Compensation Discussion and Analysis” in this Proxy Statement.
Board Role in Risk Oversight
Our Board is responsible for seeing that our organization is appropriately stewarding the resources entrusted to it and following legal and ethical standards. In addition, our Board has the fundamental and legal responsibility to provide oversight and accountability for the organization. By following key risk management principles, our Board provides a solid foundation of organizational oversight:

Board of Directors Risk Oversight

•
Understands the organization’s strategy and key drivers of success

•
Regularly assesses the risks in the organization’s strategy

•
Appropriately defines the role of the full Board and its standing committees specific to risk management and key risk oversight

•
Assesses the organization’s risk management system — including people, processes, and technology — to confirm resource appropriateness and sufficiency

•
Works with management to understand and agree on the types (and format) of risk information the Board requires and risk prioritization

•
Encourages dynamic and constructive risk dialogue between management and the Board, including a willingness to challenge assumptions

•
Closely monitors the potential and evolving risks to culture and the incentives structure

•
Oversees the critical alignment of strategy, risk, controls, compliance, incentives, and people

California Water Service Group | 2026 Proxy Statement | 34

Corporate Governance Matters	|	Corporate Governance Practices
Inherent in the Board’s responsibilities is an understanding of, and oversight of, the various risks facing the Company. The Board does not view risk in isolation but includes risk as part of its regular consideration of business decisions and business strategy. To assist the Board in its risk oversight, the Board reviews the Company’s risks and the responsibilities of management and the Board committees regularly. The committees report to the entire Board on a regular basis and have overlapping directors, invite Chairs of other committees and other directors to attend meetings, and hold joint meetings as necessary.

Board of Directors
The Company believes that its Board leadership structure supports the risk oversight function of the Board. As effective risk oversight is an important priority of the Board, the Board has allocated responsibilities for risk oversight among the full Board and its committees.

Committees of the Board

Audit Oversees risks related to financial reporting and internal controls, cybersecurity, and third-party suppliers.
Organization and Compensation
Oversees risks related to human capital management and oversees periodic assessments of risks relating to our compensation plans and programs to see that these plans and programs do not encourage management to take unreasonable risks relating to our business.
Finance and Capital Investment Oversees risks within the capital investment programs including infrastructure failures and credit risk.

Nominating/Corporate Governance
Oversees risks related to matters of corporate governance, including director independence and Board performance, as well as risks related to environmental, social responsibility, and sustainability matters.

Enterprise Risk Management, Safety, and Security
Oversees management’s development and execution of the Group’s enterprise risk management, safety, and security programs, including those related to physical safety and security and advises on the committee oversight function for key risks.

Executive Management

Strategy & Operating Committee
The Company’s Strategy and Operating Committee (SOC), chaired by the Chairman, President & CEO, is comprised of NEO’s and other senior officers, and meets twice per month. Among other functions, the SOC assesses evolving market conditions and develops a long-term strategy to mitigate emerging risks and maximize future opportunities. Priorities for the SOC include, but are not limited to, strategy, workforce transformation (including succession planning, employee development, and recruitment), business development, political and regulatory climate, operating model, affordability, resiliency, climate change, and sustainability, with an emphasis on water resource planning.

Management Committee
The Company’s Management Committee (MC), chaired by the Chairman, President & CEO, is comprised of Group executives, and meets monthly. Among other functions, the MC identifies and prioritizes key risks and recommends the implementation of appropriate mitigation measures as needed. Management reports to the Board and Board Committees multiple times throughout the year. Further review or reporting of risks is conducted as needed or as requested by the Board or a committee.

California Water Service Group | 2026 Proxy Statement | 35

Corporate Governance Matters	|	Corporate Governance Practices
As part of our ERM program, we assess risks and mitigation controls annually. Our annual ERM review process includes analyzing new and existing risks, including risk interrelationships, and developing or revising mitigation controls. Our Enterprise Risk Management and Risk Responsibility Matrix identifies our major corporate risks, board oversight, and lead officer and department currently responsible for risk mitigation. It also demonstrates our commitment to transparency and accountability for management of the key risks facing the company and effective risk management:
Board Oversight	Tier 1 Risk(1)	Lead Officer
Full Board	Affordability and Access Risk	VP, Rates and Regulatory Affairs
	Political Risk	VP, Government and Community Affairs
	Regulatory Risk	VP, Rates and Regulatory Affairs
	Water Supply Risk	VP, Water Resources Planning and Sustainability
	Climate Change Risk	VP, Water Resources Planning and Sustainability
	Governance Risk	Chairman, President & CEO; SVP, General Counsel & Business Development; VP, Corporate Secretary & Chief of Staff
Enterprise Risk Management, Safety, and Security Committee(2)	Environmental Contamination Risk	VP, Water Quality & Environmental Affairs
	Physical Safety and Security Risk	VP, Emergency Preparedness, Safety & Security
	Natural or Human-Caused Disaster Risk	VP, Emergency Preparedness, Safety & Security; SVP, Operations
	Emergency Preparedness & Response and Business Continuity Risk	VP, Emergency Preparedness, Safety & Security
	Water Quality Risk	VP, Water Quality & Environmental Affairs
Finance Committee	Infrastructure and Asset Failure Risk	SVP, Corporate Services & Chief Risk Officer; Chief Engineering Officer
Organization/ Compensation Committee	Talent Risk	VP, Chief Human Resource Officer
Audit Committee	Cybersecurity Risk	SVP, Corporate Services & Chief Risk Officer
	Third-Party Supplier Dependency Risk	SVP, General Counsel & Business Development; VP, Facilities, Fleet, and Procurement

(1)
Each Tier 1 Risk topic is also led by designated officers of the Company across departments.

(2)
The Enterprise Risk Management, Safety, and Security Committee is responsible for the oversight of the emergency response management process, including emergency response management updates and annual reporting to the Board regarding compliance.

Board Oversight of Management Development and Succession Planning
The Board believes one of its primary responsibilities is to ensure that appropriate succession plans are in place for our Chairman, President & CEO and other members of senior management in order to execute the Company’s long-term strategy.
The Organization and Compensation Committee oversees talent management and development including executive and employee succession planning, management development, and diversity, equality, and inclusion. The Committee, together with the Chairman, President & CEO, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare senior leaders for greater responsibilities. In addition, the Organization and Compensation Committee regularly discuss recommendations and evaluations from the Chairman, President & CEO as to potential successors to fill senior positions, including potential successors to the CEO role. These discussions include developmental plans for
California Water Service Group | 2026 Proxy Statement | 36

Corporate Governance Matters	|	Corporate Governance Practices
senior leaders to help prepare them for future succession as well as contingency plans in the event the CEO is unable to serve for any reason (including death or disability).
The Board provides senior leaders with the opportunity to present at Board and committee meetings on their respective areas of expertise. This not only provides a platform for senior talent to demonstrate their knowledge and contribute to the organization’s strategic discussions, but it also allows the Board to assess the leaders’ abilities and potential for advancement. While the Organization and Compensation Committee has the primary responsibility to develop succession plans for the CEO position, the Committee regularly reports back to the full Board and decisions are made at the Board level.
Board Oversight of Cybersecurity Risk
The Board and Audit Committee are responsible for overseeing information technology and operational technology risks from cybersecurity threats. The Board recognizes the importance of maintaining the trust and confidence of our customers, employees, stockholders, and regulators and the need to protect information stored on our and our vendors’ systems, including personal and proprietary data. Our Senior Vice President of Corporate Services & Chief Risk Officer, who reports directly to our Chairman, President & CEO, leads a team that is responsible for managing our enterprise-wide information security strategy, policy, standards, architecture, and processes. The Board and Audit Committee receive regular reports from management no less than quarterly, and on an ad hoc basis, on information and operational technology risks, including cybersecurity and data security risks, as well as on the status of projects to strengthen our information security systems, assessments of our security program, and the emerging threat landscape. The Board also participates in cybersecurity-related tabletop exercises as appropriate.
For additional information regarding our cybersecurity governance and risk management, please refer to our Annual Report on Form 10-K for the year ended December 31, 2025, under the heading “Cybersecurity” in Item 1C.
Board Oversight of Risks Related to Environmental, Social Responsibility, and Governance Matters
To further drive ESG progress, we have also implemented a formal structure for ESG governance to designate responsibility and guide our execution. Our full Board oversees the execution of our climate change strategy, and the Nominating/Corporate Governance Committee oversees our ESG program and reporting, as well as our Board diversity.
Additional Board committees maintain specific ESG-related responsibilities:
•
Our Enterprise Risk Management, Safety, & Security Committee, which advises executive leaders about our Enterprise Risk Management program, including safety and security risks that threaten business resilience;

•
Our Organization & Compensation Committee, which oversees employee relations, turnover, employee diversity, employee development, and executive compensation;

•
Our Audit Committee, which monitors cybersecurity risk, ethics reporting, and the integrity of our suppliers; and

•
Our Finance & Capital Investment Committee, which manages investments in corporate assets and our ability to obtain financing, which supports ESG efforts.

California Water Service Group | 2026 Proxy Statement | 37

Corporate Governance Matters	|	Corporate Governance Practices
Other Governance Practices
We adopted other practices we believe reflect our commitment to good corporate governance including:

Policies Prohibiting Hedging and Pledging
In accordance with our Insider Trading Policy, our directors and executives are prohibited from:
•
Hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt; and

•
Pledging their ownership of Group stock.

Executive Compensation Recovery (“Clawback”)
Policy
We have an executive compensation recovery, or “clawback,” policy aligned with NYSE requirements and Rule 10D-1 under the Securities and Exchange Act of 1934 requiring the reimbursement of excess incentive-based compensation provided to the executives in the event of certain restatements of our financial statements. A more detailed description of the Executive Compensation Recovery Policy appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Codes of Business Conduct
Board members are expected to adhere to the Code of Business Conduct and Ethics for Members of the Board of Directors, which outlines expectations for behavior and promotes a culture of honesty. Our Business Code of Conduct applies to all officers and employees of Group, highlights areas of ethical risk, provides guidance in recognizing and handling ethical issues, and describes established mechanisms for reporting unethical conduct. We require employees to receive annual ethics training. Our Business Code of Conduct is available on our website at https://www.calwatergroup.com.

Overboarding Policy
In accordance with our Corporate Governance Guidelines, our directors should not serve as a director of more than four public companies, Group being one of the four, and our directors who are serving as executive officers of public companies may not serve on the boards of more than two public companies, Group being one of these. Service on the boards of subsidiary companies with no publicly traded stock, non-profit organizations and non-public for-profit organizations is not included in this calculation for purposes of our policy. Moreover, if a director sits on several mutual fund boards within the same fund family, this will count as one board for the purpose of our policy. The Nominating/Corporate Governance Committee considers each director’s compliance with this policy as part of its annual review of the composition of the Board in connection with the director nomination process. All of our directors are in compliance with this policy.

California Water Service Group | 2026 Proxy Statement | 38

Corporate Governance Matters	|	Corporate Governance Practices
Director Compensation
The Nominating/Corporate Governance Committee is responsible for non-employee director compensation and makes recommendations to the Board. For 2025, the Nominating/Corporate Governance Committee retained the services of Meridian Compensation Partners to assist in determining non-employee director compensation; Meridian’s recommendations were based on competitive positioning, in terms of both individual compensation components and total compensation.
For fiscal year ended 2025, our non-employee directors received compensation comprised of both annual cash retainers for Board and committee chair services (with an additional retainer for the Lead Director) and an annual equity award.
2025 Annual Compensation	$
Annual Base Retainer — All Directors	118,000
Lead Independent Director Retainer	40,000
Committee Chair Retainers:
Audit Committee	25,000
Organization and Compensation Committee	20,000
Nominating/Corporate Governance Committee	15,000
Finance and Risk Management Committee	15,000
Enterprise Risk Management, Safety, and Security Committee	15,000
Equity:
Annual RSA Equity Grant(1)	120,000

(1)
In 2025, non-employee directors each received annual grants of restricted stock valued at $123,178. The restricted stock grants were made on March 4, 2025 and were fully vested on March 4, 2026.

Directors may elect to defer cash compensation payable to them under the Group’s deferred compensation plan in the same manner as applicable to the Group’s executives as described below. The following table sets forth compensation earned during fiscal 2025 by each person who served as a non-employee Director during the year.
Name (a)	Fees Earned or Paid in Cash $ (b)	Stock Awards(1)(2) $ (c)	Total $ (h)
Gregory E. Aliff	143,000	123,178	266,178
Shelly M. Esque	118,000	123,178	241,178
Jeffrey Kightlinger	118,000	123,178	241,178
Thomas M. Krummel, M.D.	138,000	123,178	261,178
Yvonne A. Maldonado, M.D.	118,000	123,178	241,178
Scott L. Morris, Lead Independent Director	173,000	123,178	296,178
Charles R. Patton	118,000	123,178	241,178
Carol M. Pottenger	118,000	123,178	241,178
Lester A. Snow	133,000	123,178	256,178
Patricia K. Wagner	133,000	123,178	256,178

(1)
Amounts reflect the full grant date fair value of each RSA granted in 2025 to the non-employee directors, calculated in accordance with FASB ASC Topic 718, disregarding estimates for forfeitures. On March 4, 2025, non-employee directors

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Corporate Governance Matters	|	Corporate Governance Practices
received annual grants of restricted stock valued at $123,178 as the Board retainer. Assumptions used in the calculation of these amounts are included in footnote 13 of Group’s annual report on Form 10-K, filed with the Securities and Exchange Commission on February 27, 2026.
(2)
At the end of 2025, the aggregate number of RSAs held by each non-employee director then serving on the Board was as follows: Gregory E. Aliff, 21,333; Shelly M. Esque, 14,686; Jeffrey Kightlinger, 5,514; Thomas M. Krummel, M.D., 22,219; Dr. Yvonne A. Maldonado, M.D., 9,674; Scott L. Morris, 12,251; Charles R. Patton, 6,200; Carol M. Pottenger, 16,222; Lester A. Snow, 13,821; Patricia K. Wagner, 12,248.

California Water Service Group | 2026 Proxy Statement | 40

Executive Compensation
Proposal No. 2 — Advisory Vote to Approve Executive Compensation
Our Board of Directors unanimously recommends that you vote FOR this proposal.
We are asking our stockholders to approve, on a non-binding, advisory basis, under Section 14A of the Exchange Act, the compensation of our NEOs as disclosed in this proxy statement. We have held a similar stockholder vote every year since 2014.
As described in the CD&A, our executive compensation program is designed with an emphasis on performance and is intended to closely align the interests of our NEOs with the interests of our stockholders and customers. We regularly review our executive compensation program with the goal that compensation is closely tied to aspects of our company’s performance that our NEOs can impact and that are likely to have an impact on stockholder value.
Our compensation program is also designed to balance long-term performance with shorter-term performance and to mitigate any risk that an officer would be incentivized to pursue good results with respect to a single performance measure or area of responsibility to the detriment of our company as a whole.
In the CD&A, we also discuss why we believe the compensation of our NEOs for fiscal 2025 was appropriately aligned with our company’s performance during fiscal 2025. The CD&A also describes feedback we received regarding our executive compensation program during our stockholder outreach efforts and is intended to provide additional clarity and transparency regarding the rationale for, and philosophy behind, our executive compensation program and practices. We urge you to carefully read the CD&A, the compensation tables, and the related narrative discussion in this proxy statement when deciding how to vote on this proposal.
The Group is asking stockholders to support the named executive officer compensation as described in this Proxy Statement. The Organization and Compensation Committee and the Board believe the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving the Group’s goals and the compensation of the Group’s named executive officers reported in this Proxy Statement has supported and contributed to the Group’s success. Accordingly, the Group asks stockholders to vote “FOR” the following resolution at the 2026 Annual Meeting:
“RESOLVED, that the stockholders of California Water Service Group approve, on an advisory basis, the compensation paid to California Water Service Group’s named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”
This advisory resolution, commonly referred to as a “Say-on-Pay” resolution, is not binding upon the Group, the Organization and Compensation Committee, or the Board. However, the Board and the Organization and Compensation Committee, which is responsible for designing and administering the Group’s executive compensation programs, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. After consideration of the vote of stockholders at the 2023 Annual Meeting of Stockholders and other factors, the Board decided to hold advisory votes on the approval of executive compensation annually until the next advisory vote on frequency occurs. Unless the Board modifies its policy on the frequency of future advisory votes, the next such advisory vote will be held at the 2027 Annual Meeting.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
California Water Service Group | 2026 Proxy Statement | 41

Executive Compensation	|	Compensation Discussion and Analysis
Compensation Discussion and Analysis
CD&A Table of Contents
2025 Annual Short-Term At-Risk Performance Goals	59
2026 Annual Short-Term At-Risk Performance Metrics	65
2025 Short-Term Performance Metric Achievements	64
2025 Long-Term Performance and Time-Based Equity Compensation	65
2025 Long-Term Performance-Based Equity Compensation Metrics (Performance Period 2025-2027)	68
2026 Long-Term Performance-Based Equity Compensation Metrics (Performance Period 2026-2028)	71
2023 Long-Term Performance-Based Equity Compensation Achievement (Performance Period 2023-2025)	70
5. OTHER COMPENSATION PROGRAMS	72
Basic and Supplemental Pension Plan Benefits (SERP)	72
Deferred Compensation Plan	72
401(k) Plan	72
Limited Perquisites and Other NEO Benefits	73
6. EXECUTIVE COMPENSATION POLICIES AND PRACTICES	73
Stock Ownership Requirements	73
Other Policies and Practices	74

1.
2025 Compensation Overview

2025 Named Executive Officers
In this section, we describe our executive compensation philosophy and program that supports our strategic objectives and serves the long-term interests of our stockholders. We also discuss how our Chairman, President & Chief Executive Officer, Chief Financial Officer, and other Named Executive Officers (collectively, our NEOs) were compensated in 2025 and describe how their compensation fits within our executive compensation philosophy. For fiscal 2025, our NEOs were:

Martin A. Kropelnicki	James P. Lynch	Michael B. Luu	Shawn C. Bunting	Shannon C. Dean
Chairman, President & Chief Executive Officer	Senior Vice President, Chief Financial Officer & Treasurer	Senior Vice President, Corporate Services & Chief Risk Officer	Senior Vice President, General Counsel & Business Development	Senior Vice President, Customer Service & Chief Sustainability Officer
California Water Service Group | 2026 Proxy Statement | 42

Executive Compensation	|	Compensation Discussion and Analysis
Compensation Program Framework

Our executive compensation programs are designed to attract, motivate, and retain key officers with the ultimate goal of generating strong operating results and creating long-term alignment with our stockholders and customers. We reward for excellent job performance, overall leadership, long-term results, and provide for fair, reasonable, and competitive total compensation.

Our executive compensation programs are built upon the following framework:
Pay-for-Performance	Align Long-Term Interests	Establish Strategic Goals
Pay-for-performance by aligning officer compensation to preestablished, quantifiable performance goals that rewards long-term sustainable growth and performance	Align long-term interests of our customers, communities, and stockholders with management	Establish performance goals that are aligned with our organizational strategy
Use Clear Metrics	Provide Competitive Pay	Apply One-Team Approach
Use performance metrics that are understandable and are tied to key performance indicators; all our officers have the ability to make an impact	Provide competitive pay to attract and retain highly qualified officers	Maintain a one-team approach, meaning all eligible officers, department heads, and eligible employees share the same performance targets and incentive compensation plan
Our executive officers’ 2025 performance demonstrates our commitment to delivering value to our stockholders and customers. For 2025, our performance on both financial and non-financial measures resulted in 141% achievement of target for the short-term at-risk compensation plan and 46% achievement of target and payout for the long-term performance-based equity grant for performance period 2023-2025. These achievements reflect several key milestones achieved during our most recently completed fiscal year. Among those milestones, the Group:
•
Invested a record $517.0 million in water system infrastructure, a 9.8% increase over water system infrastructure investments in 2025.

•
Completed rate cases in Hawaii and Washington, adding $5.1 million in authorized revenue.

•
Announced the sale and issuance of  $170.0 million of Notes by the Group and $200.0 million of Bonds by California Water Service Company, the Group’s largest subsidiary, in private placement transactions.

•
Announced the intent to acquire the remaining membership interests of BVRT Utility Holding Company LLC and become the sole owner of its seven subsidiary water and wastewater utilities in the south Austin-San Antonio corridor.

•
Entered into an agreement to own and operate wastewater and recycled water systems serving a master-planned, mixed-use development in San Bernardino County, California, with 500 customer connections initially and up to 15,000 at full buildout.

•
Increased its annual dividend by 10.71%, or $0.12, to $1.24 per common share, including a one-time special dividend of  $0.04 per common share. This marked the Group’s 58th consecutive annual dividend, bringing its five-year compound annual dividend growth rate to 7.7%.

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Executive Compensation	|	Compensation Discussion and Analysis
The Regulated Nature of Our Business Impacts How We Set Executive Compensation

The bulk of our business is providing water and wastewater services in California, Washington, New Mexico, Hawaii and Texas through our regulated public utility subsidiaries. As a result, our business is heavily regulated by state public utility commissions (the “Commissions”), which have plenary powers setting both our rates and our operating standards. The Commissions’ decisions significantly impact our revenues, earnings and cash flows, and our ability to meet our financial objectives depends on the rates we are authorized by the Commissions to charge and our ability to recover our costs within those rates. We periodically file rate increase applications with the Commissions, but there is no guarantee that they will be approved and, even if approved, there is no guarantee that we will receive approval in a timely manner or at a sufficient level to cover our expenses and provide a reasonable return on our investment. Our earnings have in the past and may in the future be adversely affected when rate increase decisions are delayed or approved at a level lower than requested. For example, the California Public Utilities Commission did not issue its decision on our 2021 General Rate Case until March 2024, over a year later than expected, which caused uncertainty around and volatility in our financial and operating results. This delay also resulted in our recording in 2024 a significant amount of revenue and net income related to 2023, rendering year-to-year comparisons less insightful.
The target levels and performance goals we establish for our annual performance-based short-term bonus program are closely tied to our expectations for the business in the coming year. Our Organization and Compensation Committee calibrates these targets to be rigorous but attainable and prioritizes aligning executive compensation decisions with our performance. However, as a result of the regulatory approval process discussed above, which is beyond our control and impossible to predict, there can be significant volatility in our financial results from year to year, which means that the targets we set for our bonus program do not necessarily increase each year as one may expect for a company whose business is not regulated.

Stockholder Engagement and Say-on-Pay
We maintain ongoing dialogue with our stockholders and a wide range of other stakeholders throughout the year, sharing updates on our performance and reaffirming our strategic priorities. These conversations take place through earnings calls, investor and analyst events, small-group discussions, and individual meetings with stockholders, analysts, and community representatives. We also actively invite feedback on key topics and respond to information requests as they arise. The insights we gain from these interactions help shape our governance and business practices and strengthen our overall decision-making. Because stakeholders often bring unique or differing viewpoints, we consider their input as part of the broader set of information we use to guide actions that serve our stockholders, customers, employees, and communities.
On-Going Types of Engagement	Our Participants	Topics Discussed

•
conferences

•
one-on-one meetings

•
quarterly earnings releases and calls

•
investor press releases
and presentations

•
Annual Meeting of Stockholders

•
engagements with other stakeholders, including:

•
regulators

•
proxy advisory firms

•
credit rating agencies

•
ESG rating firms

•
subject matter experts

• Senior Management • Investor Relations • Board Members
•
corporate strategy

•
financial results

•
executive compensation

•
corporate governance

•
Board oversight

•
human capital management

•
Board and leadership refreshment

•
sustainability efforts

Our Board and management value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to long-term stockholder value. Although no significant changes were made to our overall executive compensation philosophy or practices for fiscal year 2025 as compared to fiscal year 2024, during which we received 96% of the votes cast on the Say-on-Pay advisory vote, only 67% of the votes cast supported the Say-on-Pay advisory vote taken at the 2025 Annual Meeting of Stockholders.

Say-on-Pay Vote

2025	2024	2023	2022	2021

67%	96%	96%	92%	93%

California Water Service Group | 2026 Proxy Statement | 44

Executive Compensation	|	Compensation Discussion and Analysis
The Committee recognizes that best practices in executive compensation continue to evolve and was disappointed by the level of support received on the 2025 Say-on-Pay advisory vote. Over the course of 2025, management engaged regularly with investors at conferences, one-on-one meetings, and other forums to better understand their perspectives on our executive compensation practices and determine what actions could be taken to address their concerns. Additionally, the Committee retained a new independent compensation consultant, Korn Ferry, following a review of independence and capabilities, to advise for 2026 executive compensation and to evaluate the metrics used for both ARP and long-term equity compensation performance.

More specifically, during fiscal 2025, we engaged in focused stockholder engagement efforts and requested meetings with 22 of our largest stockholders representing approximately 62% of our outstanding shares. We met with every stockholder that accepted a meeting, representing approximately 38% of our total outstanding shares, and reached out again to stockholders who did not respond. In addition, the chair of the Committee joined outreach meetings representing 28% of our total outstanding shares. As part of these stockholder engagement efforts, we communicated with our stockholders to deepen our understanding of their perspectives on our executive compensation programs. Based on feedback from those engagements, we found that stockholders were, consistent with our 2025 Say-on-Pay vote of 67% in favor, generally supportive of our executive compensation program and of our overall corporate governance practices.
Say-on- Pay Stockholder Outreach
We met with several of our top 25 investors representing 38% of our total outstanding shares
Notwithstanding our attempts to engage with a substantial majority of our stockholders, only one stockholder who voted against the Say on Pay proposal in 2025 accepted a meeting with us. As a result, we were not able to obtain detailed stockholder feedback regarding factors that contributed to the lower 2025 Say-on-Pay vote, but the feedback we did receive from this stockholder and from other stockholders we engaged with, as well as how we responded, is summarized below.
What We Heard	How We Responded / Our Perspective

Stockholders recommended expanding discussion on ARP goal rigor and the process by which goals are established, particularly in cases where target metrics are below prior year actual results for such metrics.

•
To provide greater transparency for stockholders, we enhanced our disclosure of goal rigor and the discussion of our performance metrics and results in this year’s CD&A, including additional narrative disclosure surrounding the Committee’s rationale for approval of any target metrics below prior year actual performance. Please see the “Executive Compensation Governance and Process — 2025 Performance Goals and Performance” section of the CD&A below.

Stockholders expressed a desire to better understand how the ARP metrics relate to the creation of long-term stockholder value.
•
To provide greater transparency for stockholders, we enhanced our disclosure of how the ARP metrics correspond to the achievement of our strategic initiatives, which we believe lead to the creation of long-term stockholder value. In addition, beginning with performance goals for the 2026 ARP, we have streamlined the number of metrics used when determining our executive’s short-term performance under the ARP and assigned a heavier weighting on financial metrics over operational metrics. See additional details below under “2026 Annual Short-Term At-Risk Performance Metrics.”

Stockholders recommended evaluating the metrics used to determine long-term equity compensation performance.
•
The Committee and the Board considered and discussed such feedback and determined, beginning with long-term equity compensation granted in 2026, to replace the ESG metric historically used as one metric of performance with a relative TSR metric to drive increased alignment of executive compensation with stockholder interests. The relative TSR metric measures performance against a 2026 performance peer group comprised of pure-play water utility peers and the S&P Water Utilities Index. See additional details below under “2026 Long-Term Performance-Based Equity Compensation Metrics (Performance Period 2026- 2028).”

California Water Service Group | 2026 Proxy Statement | 45

Executive Compensation	|	Compensation Discussion and Analysis
What We Heard	How We Responded / Our Perspective
Stockholders generally share a favorable view of our executive leadership team, and the general philosophy and structure of our compensation program.
•
Our NEOs’ total direct compensation and our compensation philosophy remain heavily weighted towards performance with an appropriate balance between short-term and long-term priorities with annual and long-term rewards.

Stockholders understand that certain elements of our executives’ compensation can change significantly based on factors beyond our control.
•
Non-cash changes in pension value can change significantly based on factors beyond our executives’ control (such as the applicable discount rate) and pension value represents a large non-cash portion of the reported total compensation for our CEO.

2.
NEO Compensation Components and Pay Mix

Our NEOs’ total direct compensation is heavily weighted towards performance and appropriately balances officer focus on our short-term and long-term priorities with annual and long-term rewards. Consistent with our compensation philosophy, our total compensation program was developed by taking into account competitive market data as well as a variety of additional factors, including:
•
individual experience,

•
tenure,

•
performance and leadership,

•
Group performance, and

•
internal equity among the NEOs.

2025 Total Direct Compensation
Named Executive Officer	2025 Base Salary $	Achieved Short-Term At-Risk Compensation $	Granted Long-Term At-Risk Compensation $	2025 Total Direct Compensation(1) $
Martin A. Kropelnicki	1,080,688	1,524,915	1,950,119	4,555,702
James P. Lynch	488,294	275,684	272,015	1,035,993
Michael B. Luu	464,787	262,373	272,015	999,175
Shawn C. Bunting	434,234	245,171	272,015	951,420
Shannon C. Dean	346,646	195,708	272,015	814,369

(1)
Total “Direct” Compensation consists of base salary, earned annual performance-based short-term at-risk compensation, grant date fair value of long-term performance-based restricted stock units, and grant date fair value of time-based restricted stock awards. For more information on total direct compensation, see “Summary Compensation Table” in this Proxy Statement.

Total Compensation Philosophy for Executives
Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs:
Reward excellent job performance	Identify exceptional leadership	Represent fair, reasonable, and competitive total compensation that aligns NEO’s interests with the long-term interests of our customers and stockholders
When designing our compensation programs, the Organization and Compensation Committee (Committee) prioritizes transparency and simplicity of the programs as well as maintaining unified goals and objectives of the annual short- and long-term incentive programs for the entire executive team to drive aligned operational decisions and Company performance.
California Water Service Group | 2026 Proxy Statement | 46

Executive Compensation	|	Compensation Discussion and Analysis
The Committee believes a balance of fixed and variable compensation components, with short-term and long-term compensation elements, maintains a strong link over the long-term between the NEOs’ compensation and the Group’s overall performance while promoting the interests of both customers and stockholders. The Committee annually re-evaluates the mix of fixed and variable compensation, including the proportions of at-risk compensation awarded as short-term cash-based and long-term equity- based awards and stockholder feedback. Additionally, the Committee continues to monitor our program on an annual basis to ensure the structure will not incentivize excessive risk-taking.
Our executive compensation program also considers the following factors:
•
The overall financial and operating performance of our Company;

•
Changes in market conditions, cost of living differences, market trends, and inflation;

•
Each officer’s performance and contributions to the achievement of short-term and long-term financial goals and operational milestones;

•
Each officer’s job responsibilities, expertise, historical compensation, and years and level of experience;

•
Our overall succession planning and the importance of retaining each NEO and each NEO’s potential to assume greater responsibilities in the future; and

•
Peer group benchmarking data and compensation analyses.

We believe our executive compensation program is achieving the intended results. Our compensation programs continue to be competitive in the industry and have resulted in the attraction and retention of talented officers who contribute to the long-term success of the Group. Our compensation programs create a strong linkage between pay and performance through long-term equity and annual performance-based short-term at-risk compensation without encouraging imprudent risk taking by our officers.
Elements of Compensation
The material elements of our officer compensation program for 2025 included:
1. Base Salary	2. Annual Short-Term Performance-Based At-Risk Compensation	3. Performance and Time-Based Long-Term Equity Compensation
4. Basic And Supplemental Pension Plan Benefits	5. Employee Funded Deferred Compensation Plan Benefits	6. Limited Perquisites
In determining compensation, the Committee is mindful that as a holding company for a California regulated utility, the Group’s financial performance is substantially dependent upon CPUC regulation plus other factors, which to a large extent are beyond the control of our officers. Therefore, the Committee’s decisions regarding overall compensation are determined largely by evaluation of factors that are within the officers’ control and comparisons to companies in its peer group. As discussed below under “2025 Performance Goals and Performance,” the metrics used to determine our officers’ annual short-term performance-based at-risk compensation and the vesting of long-term performance-based equity compensation awards are appropriate metrics that align officer performance in a manner beneficial to both customers and stockholders, and do not encourage imprudent risk taking.
California Water Service Group | 2026 Proxy Statement | 47

Executive Compensation	|	Compensation Discussion and Analysis
	Element	Type	Description	Purpose
◀ FIXED ▶	Base Salary	Cash
•
The Compensation Committee considers factors such as job performance, responsibilities, experience, skills, capabilities, tenure, individual contributions, and market conditions

•
Reviewed annually

•
Rewards for job performance and overall leadership

•
Maintains salaries within the “competitive range” of the market data

•
Attracts, retains, and motivates executives who represent top talent in our industry and are essential to achieving our corporate goals

◀ VARIABLE, AT-RISK ▶	Short-Term Performance- Based Awards	Cash	• Fully at risk, with payout dependent upon the achievement of certain objectives over a one-year performance period	• Aligns annual performance and achievement with long-term strategic goals
	Performance and Time-Based Equity Compensation	Equity
•
More than half are performance-based restricted stock units (RSUs), subject to at-risk performance-based vesting criteria, vesting 0% to 200% based on performance against each metric; 3-year performance period

•
Time-based restricted stock awards (RSAs); 3-year vesting period, one-third vests at the end of the first year and the remaining shares vest quarterly over the next 24 months

•
Aligns compensation with the long-term interests of both stockholders and customers

•
Attracts, retains, and motivates executive officers

•
Encourages long-term performance by our officers

•
Promotes stock ownership

BASE SALARY
The only guaranteed portion of executive total compensation is fixed-based salaries commensurate with the performance of primary roles and responsibilities. The Committee reviews officer base salaries annually and determines whether to recommend adjustments to salaries based on performance and changing market conditions.
The Committee targets fixed base salaries for each officer that are appropriate for the performance, skills, capabilities, tenure, and individual contributions in his/her position. Consistent with established practice, the 2025 base salaries for our officers were compared to the base salaries for similar positions within the competitive data and California peers. Similarly, the total target cash compensation for our officers (considering annual short-term at-risk compensation targets) was compared to the competitive market data for target total cash compensation. Each officer’s 2025 base salary (considering annual short-term at-risk compensation targets) was within the competitive range (defined as median compensation levels for comparable roles derived from Peer Group companies or, where available, general industry survey data) of target total cash compensation.
For 2025, annual base salaries for NEOs were increased to reflect cost-of-living increases and, in some cases, performance as described in the chart below. This is intended to compensate NEOs for job performance and overall leadership while maintaining salaries within a competitive range of the market data. This market data is updated annually by the independent compensation consultant retained by the Board. The table below reflects the 2024 and 2025 annualized salaries for our NEOs.
Name	2024 Base Salary $	2025 Base Salary $	Change in Base Salary %
Martin A. Kropelnicki	1,050,000	1,081,500	3.0
James P. Lynch	470,000	488,800	4.0
Michael B. Luu	449,400	465,200	3.5
Shawn C. Bunting	420,000	434,700	3.5
Shannon C. Dean	333,600	347,000	4.0
SHORT-TERM PERFORMANCE-BASED AWARD OPPORTUNITY
As a regulated utility, our strategic goals are long-term in nature and focused on achieving sustained, long-term stockholder value. We maintain an annual performance-based short-term at-risk compensation program for officers,
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Executive Compensation	|	Compensation Discussion and Analysis
managers, and employees designed to align annual performance and achievement with the long-term strategic goals of the Group. Group’s financial performance is substantially dependent upon CPUC regulations, which are beyond the control of our management team. Therefore, the achievement of the short-term performance metrics at times may not align with the Group’s overall financial performance. The short-term performance-based compensation is fully at risk with payout dependent upon the achievement of certain objectives over a one-year performance period.
For more information on the program, performance metrics, and the factors used by the Committee to establish the 2025 short-term at-risk performance metrics, see “Performance-Based Short-Term At-Risk Compensation” in this Proxy Statement.
PERFORMANCE AND TIME-BASED EQUITY COMPENSATION
Our long-term equity compensation is designed to:
•
align executive compensation with the long-term interests of both stockholders and customers,

•
create incentives for officer recruitment and retention,

•
encourage long-term performance by our officers, and

•
promote stock ownership.

We grant our officers long-term equity compensation consisting of performance-based restricted stock units (RSUs) and time-based restricted stock awards (RSAs).
More than half of our long-term equity is in the form of RSUs subject to at-risk performance-based vesting criteria, vesting 0% to 200% based on performance of each metric. RSUs reward officers only if preset performance targets are met and vest subject to the level of achievement under a three-year performance period. Time-based RSAs vest over three years, vesting one-third at the end of the first year and the remaining shares vesting quarterly over the next 24 months.
For more information on the program, performance metrics, and the factors used by the Committee to establish the 2025 long-term at-risk performance metrics, see “2025 Long-Term Performance and Time-Based Equity Compensation” in this Proxy Statement.
Summary of CEO Compensation
The Compensation Committee evaluates our executive compensation program and the total target value of Mr. Kropelnicki’s compensation prior to the start of each fiscal year. In determining the appropriate amount of each compensation component for 2025, the Committee considered a range of factors in consultation with the Board and its independent compensation advisor, including Mr. Kropelnicki’s strong leadership, the broad scope and regulatory complexity of his role as President and Chief Executive Officer of California Water Service Group, the Board’s confidence in his long-term strategic direction, the Company’s operational and financial performance during 2024, and feedback received from shareholders.
Balancing this input — along with the Company’s continued execution of its long-term strategy, the need to maintain competitive performance-based and retention-oriented incentives, and the Committee’s commitment to aligning pay with results — the Compensation Committee adjusted the structure of Mr. Kropelnicki’s 2025 target compensation. These adjustments included refining the mix of equity awards to further emphasize performance-based incentives.
Given the Company’s scale, regulatory environment, and the critical importance of consistent leadership in the water utility sector, as well as Mr. Kropelnicki’s track record of delivering strong operational outcomes and advancing long-term infrastructure and sustainability initiatives, the Compensation Committee intends to position his future total target compensation appropriately within the competitive range of CEO compensation among the Company’s designated Proxy Peer group.
2025 Total Target Compensation: $4,063,000
Base Salary: $1,081,500
•
Mr. Kropelnicki’s base salary increased 3%

Cash Incentive Plan Opportunity: $1,081,500
•
Mr. Kropelnicki’s target short-term performance-based award opportunity for 2025 remained at 100% of his base salary

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Executive Compensation	|	Compensation Discussion and Analysis
Target Equity Award Value: $1.9 million
Award Mix: 75/25
•
Mr. Kropelnicki was granted an equity award with 75% of the equity award subject to performance-based vesting and 25% of the equity award subject to time-based vesting

EQUITY AWARDS
Equity awards for Mr. Kropelnicki are structured to provide significant long-term incentives that closely align his interests with those of our shareholders. The Compensation Committee recognizes the strong performance and organizational progress achieved under his leadership and reviewed his target long-term equity compensation. Considering the Company’s continued growth in rate base, multiple years of record capital investment, increasing regulatory and operational demands of the business, and the compensation framework in place for other named executive officers, the Committee approved increasing the value of Mr. Kropelnicki’s long-term equity awards in 2024 and 2025 to ensure his incentives remained aligned with Company strategy and market practices.
For 2025, the Committee approved an equity award that reflects shareholder input and reinforces the Company’s commitment to pay-for-performance. The award increased the weighting of performance-based equity and reduced time-based components, and the Committee determined that 75% of his future equity awards will continue to be performance-based. These changes strengthen alignment with shareholder interests, support long-term shareholder value creation, and appropriately recognize Mr. Kropelnicki’s ongoing leadership.
ALIGNMENT WITH LONG-TERM SHAREHOLDER VALUE
Under Mr. Kropelnicki’s leadership, we had a strong year in 2025 and are positioned well for continued long-term, sustainable growth and shareholder value creation. We invested a record $517.0 million in water system infrastructure in 2025, improving reliability and sustainability while driving long-term earnings. Rate base, which utility regulators use to determine the authorized return on equity, grew to $2.64 billion. We pursued growth opportunities in the Western United States, announcing the acquisition of the remaining outstanding membership interests of BVRT Utility Holding Company LLC in Texas in the high-growth Austin-San Antonio corridor. We also announced an agreement to acquire Nexus Water Group’s Nevada and Oregon water wastewater systems, subject to customary closing conditions and approvals, which will expand Group’s footprint into two additional Western States. These proposed acquisitions will strengthen our position as a leader in the Western U.S., diversify our operations, and will provide a platform for additional regional growth outside of California.
We continued our unwavering commitment to water safety, meeting or surpassing all water quality standards set to protect public health and safety. We completed two treatment plants in 2025 and completed the design for 26 plants we plan to start to construct in 2026 to achieve compliance before of the 2029 effective date for the new water quality regulations related to certain per- and polyfluoroalkyl substances (PFAS).
Consistent with the Group’s commitment to long-term shareholder value, in 2025, we increased the annual dividend by 10.71%, or $0.12, to $1.24 per common share, including a one-time special dividend of  $0.04 per common share. This marked the Group’s 58th consecutive annual dividend, bringing its five-year compound annual dividend growth rate to 7.7%. Group earned an A+/Stable rating from S&P Global, one of the highest credit ratings in the domestic utility space, and we announced the sale and issuance of  $170.0 million of notes by Group and $200.0 million of bonds by California Water Service Company, Group’s largest subsidiary, in private placement transactions. We did this while maintaining a capital structure at both Group and California Water Service Company consistent with the capital structure authorized by our California regulator.
Importantly, in 2025, we received CPUC authorization for a one-year extension of our California Cost of Capital application to May 2027, maintaining an authorized return on equity (ROE) of 10.27%, one of the highest water utility ROEs in the country, and a capital structure consisting of 53.4% common equity and 46.6% cost of debt.
Despite the fact that 2025 was the third year of the California rate cycle, a period that historically reflects the greatest regulatory lag as we await rate relief from the 2024 General Rate Case, and the substantial inflationary pressure experienced in 2021, 2022, and 2023, Group delivered solid results. We expect inflationary cost increases will be recovered upon completion of our 2024 California GRC, which we expect to occur on April 30, 2026 or shortly thereafter, given the issuance on March 13, 2026 of a Proposed Decision.
Although Group’s short-term total shareholder return (TSR) lags the water utility peer group, our long-term TSR aligns with the median of regulated water utilities, and Group remains a strong long-term investment. Median long-term performance in this industry is a meaningful signal, reflecting disciplined capital investment, constructive regulatory relationships, and consistent rate-base growth — core drivers of durable shareholder value. Short-term stock movements in the water utility space often reflect temporary factors such as weather variability, timing of
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Executive Compensation	|	Compensation Discussion and Analysis
rate case outcomes, or the broader interest-rate and inflation pressures rather than underlying fundamental operational strength. By contrast, Group’s sustained long-term TSR demonstrates that its strategy, infrastructure investment program, and commitment to reliable service continue to generate long-term value. For investors focused on dependable, long-horizon growth rather than near-term results affected by market fluctuations, Group’s long-term performance underscores its attractiveness as a stable and resilient investment within the water utility industry.
Company	10-Year Total Stockholder Return (TSR)
American Water Works	204.3%
Middlesex Water Company	173.2%
American States Water	138.5%
California Water Service Group	120.3%
H2O America	95.4%
Artesian Resources	92.3%
Essential Utilities	91.2%
The York Water Company	72.2%
To further strengthen the alignment between Mr. Kropelnicki’s compensation and shareholder interests, and in direct response to shareholder feedback, the Committee and the Board determined that, beginning with long-term equity awards granted in 2026, the ESG metric historically used as one of the performance measures will be replaced with a relative TSR metric. This new metric will evaluate the Company’s performance against a 2026 performance peer group composed of pure-play water utility peers and the S&P Water Utilities Index, ensuring that a greater portion of Mr. Kropelnicki’s long-term incentive opportunity is tied to shareholder value creation relative to water utility industry benchmarks.
For more information on the 2025 corporate goals and objectives, as well as the achievements made under Mr. Kropelnicki’s leadership, see “2025 Corporate Goals, Objectives, and Achievements” in this Proxy Statement.
CEO TOTAL TARGET COMPENSATION
Consistent with our pay-for-performance philosophy, the Committee ties a substantial portion of CEO compensation to the Group’s long-term strategy and shareholder value creation. As demonstrated below, Mr. Kropelnicki’s base salary and target cash-based at-risk performance-based compensation has remained relatively unchanged, with increases in target compensation primarily in the form of long-term performance-based equity (RSUs).
In determining the CEO’s total target compensation, the Committee evaluates Group’s financial results, the CEO’s individual leadership contributions, and progress against long-term strategic objectives. The Committee also considers data from the Proxy Peer Group to ensure competitiveness and alignment with market practices.
After considering these factors, the Committee concluded that increases to total target compensation for 2024 and 2025 were appropriate to maintain alignment with median market levels for organizations of similar scale and
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Executive Compensation	|	Compensation Discussion and Analysis
complexity and were warranted based upon the CEO’s role in delivering against critical long-term strategic goals (including record infrastructure investment and consistent rate base growth) as confirmed through the Committee’s annual assessment. Consistent with its pay-for-performance shareholder alignment philosophies, the Committee approved an increase in the CEO’s performance-based equity award rather than adjusting base salary or other cash at-risk compensation components, more closely aligning the CEO’s total target compensation with shareholder value creation.
For 2026, the Committee determined Mr. Kropelnicki’s total target direct compensation will remain unchanged from 2025.
CEO TOTAL EARNED COMPENSATION
Mr. Kropelnicki’s 2025 earned compensation decreased compared to both 2023 and 2024. As shown in the accompanying chart, his 2025 earned compensation — which includes salary, non-equity incentive plan compensation, “all other compensation” reported in the Summary Compensation Table, and the value of stock vesting in 2025 — declined due to our stock price performance and a reduction in the number of restricted stock units that vested during the year. Because a portion of these awards vests quarterly, realized compensation reflects stock price levels throughout the year rather than a single vesting date, further reinforcing alignment between executive pay and shareholder value.
TAX-QUALIFIED DEFINED BENEFIT PLAN AND NON-QUALIFIED SUPPLEMENTAL RETIREMENT BENEFIT PLAN
Mr. Kropelnicki is a participant in the tax-qualified defined benefit plan that covers all permanent employees as well as the non-qualified SERP provided to our officers. The amounts reported in the 2025 Summary Compensation Table later in this Proxy Statement is the change in the actuarial estimate of Mr. Kropelnicki’s future potential pension benefits. The change in pension value represents the present value of future retirement benefits and does not represent any cash payment to or from Mr. Kropelnicki or a change in the formula which determines his retirement benefit.
Changes in pension value historically have been impacted significantly by external factors unrelated to Mr. Kropelnicki’s compensation, such as discount rate, age at retirement, changes in mortality tables, and vesting status. The discount rate, used to value the pension benefits for financial statement reporting purposes, is itself driven in large part by the overall interest rate environment and can cause substantial volatility in the change in pension value. For example, over the last 10 years, Mr. Kropelnicki’s change in pension value has ranged from more than $10 million (in 2019) to $0 (in 2020 and 2022).
No pension benefit will be paid to Mr. Kropelnicki until after his retirement from the Group. The net present value of the pension benefit ultimately received by Mr. Kropelnicki will change based on a number of factors, including changes in interest rates, changes in mortality tables, Mr. Kropelnicki’s current age, years of service, and age at retirement.
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Executive Compensation	|	Compensation Discussion and Analysis
3.
Executive Compensation Governance and Process

Role of the Organization and Compensation Committee

We are committed to the highest standards of compensation governance. Comprised entirely of independent outside directors, the Committee is responsible for overseeing our compensation programs for officers and officer succession. This includes:
•
reviewing and approving goals and objectives relevant to the compensation of our CEO,

•
evaluating our CEO’s performance in light of those goals and objectives, and

•
based on this evaluation, recommending our CEO’s compensation level to the independent directors for approval.

The Committee also recommends to the Board compensation levels and at-risk performance objectives for officers for the 12-month period beginning January 1 of each year. These objectives align with stockholder and customer interests and support the long-term growth and health of the Company. To assist the Committee, our Chairman, President & CEO provides an assessment of each officer’s performance and contribution towards key corporate goals. Our Chairman, President & CEO’s recommendations regarding direct compensation adjustments are provided to the Committee for each of our officers other than himself based on the competitive data and the other factors described below under “Total Compensation Factors.”
The Committee may delegate its duties and responsibilities to one or more subcommittees, consisting of not less than two members of the Committee, as it determines appropriate. The Committee also has the authority to engage outside advisors, such as compensation consultants, to assist it in carrying out its responsibilities.
FEBRUARY NOVEMBER REVIEW
The Committee starts its planning and review process in February of each year and generally concludes its process in November. After year-end results are final, the Committee:
•
reviews the results achieved for the prior year,

•
certifies the achievement of each goal,

•
approves payment of at-risk compensation as certified, and

•
approves the at-risk compensation targets for the current year.

The following summary outlines the key features of our officer compensation program:
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Executive Compensation	|	Compensation Discussion and Analysis

WHAT WE DO
We retain an independent compensation consultant who reports to the Organization and Compensation Committee.
We pay for performance with compensation in the form of annual short-term at-risk performance-based compensation, as well as award more than half of long-term equity compensation in the form of at-risk restricted stock units (RSUs) subject to performance-based vesting criteria over a three-year period.
We set minimum performance standards for incentive compensation.
We cap individual payouts for short-term at-risk performance-based compensation and long-term at-risk equity compensation plans.
We hold an annual “say-on-pay” advisory vote.
We require stock ownership with minimum holding requirements for all directors and officers to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers.
We maintain an executive compensation recovery, or “clawback,” policy aligned with NYSE requirements and Rule 10D-1 under the Securities and Exchange Act of 1934 requiring the reimbursement of excess incentive-based compensation provided to the executives in the event of certain restatements of our financial statements.

WHAT WE DON’T DO
No excessive perquisites. The Group provides officers with only limited perquisites consisting of a company vehicle with related excess liability insurance.
No tax gross-ups on perquisites or other personal benefits.
No employment agreements. Other than participation in the Executive Severance Plan, none of our current officers are party to individual employment or severance agreements.
No single-trigger change-in-control benefits.
The Group’s Executive Severance Plan provides for change-in-control severance benefits upon a qualifying termination of employment following a change-in-control. The Group’s equity compensation plan does not provide for single-trigger vesting acceleration upon a change-in-control.
No hedging and pledging of Group stock.
The Group’s directors and officers are prohibited from hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt, in accordance with the anti-hedging prohibition in our insider trading policy. Directors and officers are also prohibited from pledging their ownership of Group stock in accordance with an anti-pledging provision in our insider trading policy.

Role of the Independent Executive Compensation Consultant and Total Compensation Factors
Each year the Committee reviews, assesses, and recommends to the full Board all compensation for our officers after determining that the compensation for these individuals is competitive relative to companies of comparable size, complexity, location, and business nature (see below for additional discussion of this comparison).
ROLE OF THE INDEPENDENT EXECUTIVE COMPENSATION CONSULTANT
With respect to 2025 compensation decisions, the Committee engaged Meridian Compensation Partners (Meridian) as its independent executive compensation consultant.
Under the terms of its engagement, Meridian reports directly to the Committee; the Committee has sole authority to retain, terminate, and approve the fees paid to Meridian; and Meridian may not be engaged to provide any other services to the Company without the approval of the Committee. Other than its engagement by the Committee, Meridian does not perform any other services for the Group. The Committee believes having an independent evaluation of compensation is a beneficial tool for the Committee, the Group, and stockholders. The Committee retained Meridian for several purposes, including:
•
Constructing and reviewing competitive compensation comparisons from readily available published survey and public filings data;

•
Performing a competitive assessment of the compensation programs and best practices for directors and officers; and

•
Reviewing our compensation plans, including base salary, short-term at-risk compensation, and long-term at-risk equity compensation, relative to the plans of our Proxy Peer group.

The Committee annually assesses Meridian in light of various factors, including performance and those factors required by SEC rules and NYSE Listed Company Rules regarding compensation consultant independence. The Committee has affirmatively concluded that Meridian is independent from Group and has no conflicts of interest relating to its engagement by the Committee.
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Executive Compensation	|	Compensation Discussion and Analysis
The Committee retained a new independent compensation consultant, Korn Ferry (US), following a review of independence and capabilities, to advise for 2026 executive compensation and to evaluate the metrics used for both ARP and long-term equity compensation performance.
TOTAL COMPENSATION FACTORS
The Committee reviewed a number of compensation recommendations, including those pertaining to the officers that were based on the competitive assessments provided by and through consultation with Meridian. The Committee’s recommendations to the Board were made, however, entirely by the Committee in its sole discretion.
To determine competitive compensation practices for 2025, the Committee relied, in part, on published survey compensation data, as well as proxy data for individual peer companies, compiled by Meridian. The individual companies are referred to in this proxy statement as the “Peer Group.” In partnership with the independent consultant, a robust process has been established to appropriately assess the relevance of different companies in the context of making competitive compensation comparisons. As with prior years, an established process was used to assess the Proxy Peer group composition and to establish the fiscal 2025 peers using the following factors:
Regulated Utilities	Similar Business Models
Companies that are generally highly regulated public gas, water, or multi-utility-based organizations	Companies that operate in similar arenas, requiring similar skills and experiences from their executive talent, and being subject to similar market forces
Size (Revenue within 1/2x-2x Range)	Other Factors
Companies of a broadly relevant size as an indicator of complexity and scope for executive roles; companies that are of a reasonable size for making market comparisons	Companies that are subject to unique California statutes that are applicable to the Group (we aim for a portion of the peer group to meet this requirement)
On October 28, 2025, the Committee approved the following 2025 Proxy Peer group from which to derive competitive pay information, comparing each officer’s compensation to market levels for his/her executive position. There were no changes to the Proxy Peer group from the prior year, however the list does reflect the holding company name changes of SJW Group to H20 America and PNM Resources, Inc. to TXNM Energy, Inc.
Allete, Inc.	Essential Utilities, Inc.	Northwestern Energy Group, Inc.
American States Water Company	H2O America	Otter Tail Corporation
Avista Corporation	IDACORP, Inc.	TXNM Energy, Inc
Black Hills Corp.	MGE Energy, Inc.	Unitil Corporation
Chesapeake Utilities Corp.	Northwest Natural Holding Company
After reviewing competitive market data, the Committee’s objective in setting compensation recommendations for fiscal year 2025 was to position total compensation for each officer within a competitive range appropriate for the role. The Committee defines the competitive range by reference to median compensation levels for comparable roles derived from Peer Group companies or, where available, general industry survey data. The Committee also considers the more stringent regulatory environment in which the Group operates relative to many of its peers and the flexibility needed to attract and retain highly qualified executives. The Committee’s approach also allows it to account for differences in business models among Peer Group companies, including those that operate multiple utility segments or provide additional utility and non-utility services. Because reliable Peer Group proxy data is available only for CEO and CFO roles, the Committee uses general industry survey data for officers in non-CEO and non-CFO positions.
In addition to competitive marked data, the Committee considered other factors when setting each officer’s compensation including each officer’s experience, tenure, performance and leadership, Group’s performance, regional cost-of-living adjustments, internal equity among the officers, and the need to retain and motivate strategic talent. Based on these other factors, the Committee may determine it is appropriate to set an officer’s total compensation outside the competitive range.
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Executive Compensation	|	Compensation Discussion and Analysis
4.
2025 Performance Goals and Performance

Pay-for-Performance
Our executive compensation program is designed to link officer compensation to our overall short-term and long-term performance (as measured by key operational and financial objectives incorporated in both short-term (ARP) and long-term (LT-ARP) performance-based compensation programs as outlined below).
•
We utilize a short-term performance-based compensation program consisting of an annual at-risk performance-based short-term cash award that supports the long-term growth objectives of the Group.

•
We grant to our officers long-term equity compensation of which more than half is in the form of RSUs subject to at-risk performance-based vesting criteria.

•
The Group’s Chairman, President & CEO is awarded 75% of long-term equity compensation in the form of RSUs, subject to performance-based vesting criteria, with the remaining 25% awarded in the form of time-based RSAs.

•
The Group’s senior vice presidents are awarded 72% of long-term equity compensation in the form of RSUs, subject to performance-based vesting criteria, with the remaining 28% awarded in the form of RSAs.

•
The Group’s vice presidents are awarded 66% of long-term equity compensation in the form of RSUs, subject to performance-based vesting criteria, with the remaining 34% awarded in the form of RSAs.

•
All other executives are awarded 71% of long-term equity compensation in the form RSUs, subject to performance-based vesting criteria, with the remaining 29% awarded in the form of RSAs.

•
We used a three-year performance period for the 2025 long-term performance-based RSUs with vesting based upon achievement of performance targets related to shareholder return and per- and polyfluoroalkyl substances (PFAS) treatment related investment and third-party cost recovery.

2025 Target Compensation
CEO	Average Other NEOs
Targets for each of the performance metrics were designed to be challenging and are critical to how we operate as a public utility to serve our customers, communities, and stockholders. To align pay with performance successfully for each of our performance metrics and targets, the Committee takes into consideration a number of factors, including historical performance, forecasted business expectations, regulatory decisions, industry benchmarks and independent third-party advisors, and year-to-year changes in the achievement tiers. Refer to “The Regulated Nature of Our Business Impacts How We Set Executive Compensation” for additional information on the setting of targets for the performance metrics.
2025 Corporate Goals, Objectives, and Achievements
Each year, our officers establish a number of corporate goals and objectives that seek to promote long-term growth and align the interests of stockholders, customers, and employees. The objectives are communicated internally and monitored quarterly. Changes in base salary for our Chairman, President & CEO and other NEOs are generally based on progress against certain of these key corporate goals, officer performance goals, and individual officer performance.
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Executive Compensation	|	Compensation Discussion and Analysis
Once the Committee assesses the business results for each long-term goal as described below for 2025, the Committee then reviews and discusses the overall performance of each officer and the competitive data provided by the independent consultant retained by the Committee. Once reviewed and agreed upon, the Committee recommends to the Board the base salaries for our officers (including the Chairman, President & CEO).
Group Operations	Financial

•
Reached an agreement to purchase the remaining outstanding membership interest in BVRT Utility Holding Company, LLC in Texas

•
Entered into an agreement to own and operate wastewater and recycled water systems serving a master-planned, mixed-use development in San Bernardino County, California

•
Named one of  “America’s Most Responsible Companies” by Newsweek magazine for the fifth consecutive year

•
Named one of “World’s Most Trustworthy Companies” by Newsweek magazine for the third consecutive year

•
Named one of “America’s Greenest Companies” by Newsweek magazine for the second consecutive year

•
Record level of capital investments totaling $517 million

•
Continue to maintain financial discipline with strong balance sheet, while allocating capital in an efficient manner

•
Increased the Group’s 2025 annual dividend by $0.12, or 10.71%, which includes a special one-time dividend of  $0.04 per common share

•
Combination of Group notes and California Water Service Company bonds issued in aggregate principal amount of  $370.0 million

•
Received new A+ stable credit rating for the Group from S&P Global; received affirmation of our S&P Global credit rating of A+ Stable for California Water Service Company

Regulatory	Employee Retention and Development

•
Escalation rate increases of  $27.2 million implemented January 1, 2025 in California

•
Received approval to increase 2026 interim rates by 3% in California Completed rate cases in Hawaii and Washington, adding $5.1 million in authorized revenue

•
Received authorization from the CPUC granting a one-year extension in Company’s Cost of Capital application to May 2027, retaining 10.27% return on equity and 53% equity layer in authorized capital structure

•
Received recertification as a Great Place to Work® by the Great Place to Work® Institute for the tenth consecutive year

•
Named a Top Workplaces 2025 by USA Today and Energage

•
Piloted the new IDEA program, which encourages employees to create and share innovative concepts

Performance-Based Short-Term At-Risk Compensation
As strategic goals are long-term in nature, we maintain an annual performance-based short-term at-risk compensation program for officers designed to align annual performance and achievement with the long-term strategic goals of the Group. The performance-based short-term compensation is fully at risk with payout dependent upon achievement of certain performance objectives over a one-year performance period.

The Committee considered a number of factors when establishing the 2025 short-term at-risk performance metrics, including:

Our long-term strategic plan Historical performance The regulatory environments in which we operate	Feedback and analysis from our independent compensation consultant Stockholder feedback Management performance
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Executive Compensation	|	Compensation Discussion and Analysis

The annual performance metrics are designed to reward performance, to foster and enhance cross-functional integration, and to support customer service, continuous improvement, and team accountability while focusing on key corporate goals and initiatives that align with our strategic priorities and long-term growth. Performance metrics focus on achieving annual financial, operational, and safety goals, all of which are tied to advancing the Group’s values, key initiatives, and long-term sustainable growth for our stockholders, with the operational goals also increasing the odds for recovery from our regulators.

As in prior years, the annual short-term at-risk compensation program for 2025 included two financial metrics — Infrastructure Improvement and Utility Plant Investment and Budget to Actual Performance (EPS). Both of these metrics are key measures of overall Group financial performance and health and are drivers of sustained longer-term stockholder value.
The annual performance-based short-term at-risk compensation program also includes three performance metrics tied to operations, customer service, and public health. For 2025, these performance metrics were Water Quality and Public Health, Customer Service and Support, and Emergency Preparedness and Safety. These metrics reflect the critical importance of and the Group’s long-standing focus and prioritization of public health and safety for our customers, employees, and communities and providing affordable and excellent service to our customers. As a provider of essential water and wastewater services to over 2 million people, we are committed to providing safe, reliable service to our customers. Our regulators also recognized the importance of these metrics and historically have allowed recovery of compensation cost unlike disallowed compensation cost related to financial metrics.
Annual Short-Term At-Risk Compensation Metrics	Measure Linked to
Infrastructure Improvement and Utility Plant Investment	• Overall Group financial performance and health • Sustained stockholder value
Budget to Actual Performance (EPS)
Water Quality and Public Health	• Operations, customer service, and public health • Safe, reliable, and affordable service • Compliance with federal and state laws and regulations
Emergency Preparedness and Safety
Customer Service and Support
We must comply with the laws and regulations established by the states in which we operate as required by the Safe Drinking Water Act. We must also comply with numerous regulations such as the California State Water Resources Control Board, Division of Drinking Water (DDW) standards, which also incorporates U.S. Environmental Protection Agency (EPA) drinking water standards. Similarly, our subsidiaries in Washington, Hawaii, and New Mexico are regulated by their respective state health regulators and the EPA. The operational performance metrics support our commitment to compliance with these laws and regulations.
Targets for each of the performance metrics were designed to be challenging and are critical to how we operate as a public utility to serve our customers, communities, and stockholders. For 2025, all metrics used in the annual short-term at-risk compensation program are equally weighted. If the threshold performance level is reached for a performance metric, then the total payout for that metric is 50% of the target payout opportunity. If the maximum performance level is reached for a performance metric, then the total payout for that performance metric is capped at 200% of the target payout opportunity. If the threshold goal is not achieved for a performance metric, then there is no payout for that performance metric.
While our total shareholder return for the most recently completed fiscal year was below median relative to our Peer Group, the Committee determined that the 2025 short-term at-risk payout levels were appropriate based on the management team’s performance against the pre-established performance metrics. As noted above, we achieved a record level of capital investment and strong operational performance results in 2025, demonstrating that our short-term at-risk compensation appropriately rewards our NEOs for achieving performance metrics tied to financial and strategic milestones rather than stock price performance, which is more directly tied to our long-term performance and time-based equity compensation.
For more information regarding long-term at-risk compensation performance and linkage to stock price performance, see “2023 Long-Term Performance-Based Equity Compensation Achievement (Performance Period 2023-2025)” in this Proxy Statement.
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Executive Compensation	|	Compensation Discussion and Analysis
For 2025, the Committee granted the opportunity for our officers to receive short-term at-risk performance awards as follows:
Officer	Target ARP Payout as a % of Base Salary	Actual ARP Payout Range Based on Performance
Chairman, President & CEO	100%	0% to 200% of Target
Senior Vice Presidents	40%
Vice Presidents	35%
All Other Officers	30%
Payment of the short-term at-risk performance awards is typically made in March, following the Group’s receipt of audited financial statements and the subsequent certification of the Group’s performance by the Committee.
See below for additional information regarding the performance goals and resulting payouts under the annual short-term at-risk compensation program for 2025.
2025 Annual Short-Term At-Risk Performance Goals

Infrastructure
Improvement
and Utility Plant
Investment
Weight: 20%
Measure
This metric measures 1) Group’s annual utility plant investment (weighted 75%) and 2) annual utility plant projects closed and placed in service across our California service areas (weighted 25%).
Why It Matters
Investment in utility plant in accordance with our infrastructure improvement plan is critical to the delivery of clean, high-quality water service to our customers and is a key driver of future stockholder returns. Utility plant placed in service is a key component used in the California earnings test to determine the amount of authorized step rate increases that will be allowed in rates. This metric’s goal is to adhere to capital budgets, complete capital projects as authorized by applicable regulators, encourage favorable regulatory approval for future investment spend, and drive future stockholder returns.

1.
Company-Funded
Investment in
Utility Plant, Property, and Equipment (75%)

Performance Level(1)	2025 $ in Millions	Percent of Target Earned
Maximum	500	200%
Target	460	100%
Threshold	430	50%

2.
Utility Plant
Projects Closed and Placed in Service in California (25%)

Performance Level(1)	2025 $ in Millions	Percent of Target Earned
Maximum	465	200%
Target	428	100%
Threshold	387	50%

California Water Service Group | 2026 Proxy Statement | 59

Executive Compensation	|	Compensation Discussion and Analysis

Budget to Actual
Performance
(EPS)
Weight: 20%
Measure
This metric measures the annual budget-to-actual performance of the Group. Specifically, this measure compares the actual diluted earnings per share to the forecasted diluted earnings per share for the calendar year.
Why It Matters
The forecasted diluted earnings per share is adopted during the budget process by the Board of Directors each year. Investors, regulators, and customers want to see strong budget discipline. By adhering to budgets, management is able to demonstrate to stakeholders that the Group is effective at managing controllable costs and has the ability to execute its business plan. This metric measures our financial and operational success as achieving our earnings and strategic goals that creates long-term stockholder value, provides greater total return to our stockholders, and benefits customers by contributing to strong credit ratings to provide for cost-effective financing of necessary capital.
Performance Level(1)	EPS Variance from Budget	Percent of Target Earned
Maximum	Over 10.0%	200%
Target	0% to 2.5%	100%
Threshold	-2.6% to -5.0%	50%

(1)
Multiple tiers apply between the threshold and target level, and between the target and maximum level.

Water Quality
and Public
Health
Weight: 20%
Measure
This metric evaluates performance based on the number of procedural violations and violations of primary and secondary drinking water standards. We include all state operations in the performance metric for primary and secondary water quality. The procedural water quality metric measures activity in the California subsidiary only.
Why It Matters
The CPUC has authority to set drinking water standards for California Water Service Company. It has adopted the California State Water Resources Control Board, Division of Drinking Water (DDW) standards, which also incorporate U.S. Environmental Protection Agency (EPA) drinking water standards. Similarly, the Group’s subsidiaries in Washington, Hawaii, and New Mexico are regulated by their respective state health regulators and the EPA.
•
A primary drinking water standard violation is related to public health, either acute or long-term

•
A secondary drinking water standard violation is related to taste or aesthetics, such as excessive iron and manganese, which can generate customer complaints

•
A procedural drinking water violation is a missed sample or other non-compliance item that is not a violation of a primary or secondary drinking water standard

We make it a priority to meet all water quality standards, every day, in every service area. Although tens of thousands of water samples and hundreds of thousands of water tests are conducted each year, the target performance level was set for no primary drinking water standard violations, two or fewer secondary drinking water standard violations, and no more than four procedural drinking water violations. If there is more than one primary drinking water violation, then there will be no payout under this metric, which reflects the fact that any primary drinking water violation has the potential to cause harm and reduce customer confidence in the Group.
Performance Level(1)	Primary Drinking Water Standards Violations (All States)	Secondary Drinking Water Standards Violations (All States)	Procedural Drinking Water Violations (California Only)	Percent of Target Earned
Maximum	0	0	0	200%
Target	0	2 or fewer	Up to 4	100%
Threshold	1 or fewer	4 or fewer	Up to 8	50%

(1)
An additional tier applies between the target and maximum level.

California Water Service Group | 2026 Proxy Statement | 60

Executive Compensation	|	Compensation Discussion and Analysis

Emergency
Preparedness
and Safety
Weight: 20%
Measure
This metric is measured annually and is comprised of five safety program components. These five components include Community Emergency Operations Center (EOC) training; full attendance at mandated safety, wildfire preparedness, and cyber training for all employees (minimum of five training topics annually); Total Case Incident Rate (TCIR), which represents the average number of work-related injuries incurred by 100 workers during a one-year period as measured against California companies; the number of preventable vehicle accidents; and the number of unannounced site safety audit and immediate onsite reviews. The five safety components are weighted as follows:
1. Community EOC Training — 20%
2. Training Attendance Rate — 10%
3. TCIR — 20%
4. Preventable Vehicle Accident — 30%
5. Unannounced Site Safety Audit and Immediate Onsite Review — 20%
Why It Matters
We have a long-standing focus on and prioritization of public health and safety of our customers, employees, and communities. Emergency Preparedness and workplace safety is first and foremost about protecting employees. It is also about our preparedness to respond quickly to emergencies, to protect public health, and to coordinate with our community resources including local government, police, fire, and others. These performance standards create a strong preparedness culture by maintaining a well-trained, safety-focused staff as well as maintaining the appropriate resources to respond to and implement, lead, and execute corrective action in an emergency. Implementing proper emergency and safety training and education, then enforcing it, can lead to several positive results including increased worker productivity and satisfaction, improvement in customer service, and improvement in corporate reputation and public relations. Performance levels for Community EOC training were adjusted to incorporate the conducting of regional EOC trainings, which are substantially more complex to coordinate with multiple jurisdictions and government entities. Performance levels for Preventable Vehicle Accident, training attendance rate, and Unannounced Site Safety Audit and Immediate Onsite Review metrics have been increased as compared to the 2024 performance levels. Performance levels for TCIR were set consistent with past years as a relative measure against historical five-year average results to encourage improved performance.

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Executive Compensation	|	Compensation Discussion and Analysis

1.
Community
EOC Training
(20%)

Performance Level(1)	Performance Target	Percent of Target Earned
Maximum	Conduct 26 community EOC trainings or no less than 20 communities trained and 3 regional EOC trainings	200%
Target	Conduct 20 community EOC trainings or no less than 15 communities trained and 1 regional EOC trainings	100%
Threshold	Conduct 15 community EOC trainings	50%
Threshold	Conduct 12 community EOC trainings	50%

2.
Training Attendance
Rate
(10%)

Performance Level(1)	Performance Target	Percent of Target Earned
Maximum	100% of applicable employees	200%
Target	95% of applicable employees	100%
Threshold	80% of applicable employees	50%

3.
TCIR (20%)

Performance Level(1)	Performance Target	Numeric Equivalent	Percent of Target Earned
Maximum	25% improvement over target result	3.12	200%
Target	Maintain 5-year average (2020 – 2024) achieved TCIR, excluding OSHA reportable COVID-19 incidents	4.16	100%
Threshold	90% of target result	4.60	50%

4.
Preventable Vehicle
Accident
(30%)

Performance Level(1)	Performance Target	Numeric Equivalent	Percent of Target Earned
Maximum	20% improvement over target result	32	200%
Target	Maintain 5-year average (2020 – 2024) achieved results	40	100%
Threshold	90% of target result	43	50%

5.
Unannounced Site Safety
Audit and Immediate Onsite Review (20%)

Performance Level(1)	Performance Target	Percent of Target Earned
Maximum	615 Audits	200%
Target	475 Audits	100%
Threshold	435 Audits	50%

(1)
Multiple tiers apply between the threshold and target level, and between the target and maximum level.

California Water Service Group | 2026 Proxy Statement | 62

Executive Compensation	|	Compensation Discussion and Analysis

Customer Service and Support
Weight: 20%
Measure
The first metric measures against CPUC standards and three internal performance indicators for all California service areas, Hawaii, New Mexico, and Washington, including key measurements for telephone responsiveness, service responsiveness, billing accuracy and timeliness, and general levels of customer complaints. CPUC customer service standards are found in the CPUC’s General Order 103-A.
The Customer Service metric is evaluated each quarter for 10 measurements in 20 California service areas, Hawaii, New Mexico, and Washington for an annual target of 863 — 848 and a maximum annual measurement of 920.
The second performance metric is based upon increasing enrollment in Promise Pay, allowing customers with delinquent balances more flexible and convenient payment arrangements while reducing the number of customer accounts that are sent to collections.
Why It Matters
As a provider of an essential service to our customers, we are committed to providing timely responses to address customers’ concerns, providing accurate billings, and minimizing service interruptions. CPUC General Order 103-A provides oversight so that utilities operate their systems to deliver reliable, high-quality service to their customers at reasonable cost. By providing our customers with a high standard of service and support, we build trust, enhance our reputation and elevate our overall customer experience beyond basic issue resolution.

1.
Service Level
Achievement
(75%)

Performance Level(1)	Performance Target	Percent of Target Earned
Maximum	98.0% of maximum annual metric	200%
Target	94.1% of maximum annual metric;	100%
Threshold	90.9% of maximum annual metric;	50%

2.
Increased
Customer
Participation
in PromisePay
(25%)

Performance Level(1)	Performance Target	Percent of Target Earned
Maximum	20% or greater increase	200%
Target	5% increase	100%
Threshold	3% increase	50%

(1)
Multiple tiers apply between the threshold and target level, and between the target and maximum level.

California Water Service Group | 2026 Proxy Statement | 63

Executive Compensation	|	Compensation Discussion and Analysis
2025 Short-Term Performance Metric Achievements
Performance Metric Each Has a Weight of 20%	Minimum Threshold 50% Target	Target 100% Target	Maximum 200% Target	Achieved Results
1. Infrastructure Improvement and Utility Plant Investment				144%
• Company-funded capital expenditures	$430 million	$460 million	$500 million	$470 million
• Utility plant projects closed and placed in service	$387 million	$428 million	$465 million	$526 million
2. Budget to Actual (EPS)				50%
• EPS variance from budget	-2.5% to -5.0% from budget	0% to 2.5% from budget	10.0% from budget	-4.9% from budget
3. Water Quality and Public Health				175%
• Primary violations (all states)	Up to 1	0	0	0
• Secondary violations (all states)	Up to 4	Up to 2	0	0
• Procedural violations (California only)	Up to 8	Up to 4	0	1
4. Emergency Preparedness and Safety				135%
• Community EOC Training: Number of trainings conducted (20% weight)	15 communities trained	20 communities trained or no less than 15 communities trained and 1 regional EOC training	26 communities trained or no less than 20 communities trained and 3 regional EOC trainings	23 communities trained and 2 regional EOC trainings
• Training Attendance Rate: Percentage of applicable employees trained (10% weight)	80%	95%	100%	100%
• TCIR: Relation to TCIR target (20% weight)	4.60	4.16	3.12	2.38
• Preventable Vehicle Accident: Relation to preventable vehicle accident target (30% weight)	43	40	32	40
• Unannounced Site Safety Audits and Immediate Onsite Review: Number of audits and immediate onsite review (20% weight)	435 unannounced audits	475 unannounced audits	615 unannounced audits	473 unannounced audits
5. Customer Service and Support				200%
• Percent of the maximum annual metric	91%	94%	98%	98%
• Increase in customers enrolling in PromisePay	3%	10%	20%	34.5%
Consistent with the results summarized above, the Committee approved the total payout of 141%.
Performance Metric	Weight	Achievement	Achieved Results
1. Infrastructure Improvement and Utility Plant Investment(1)	20%	144%	29%
2. Budget to Actual Performance (EPS)	20%	50%	10%
3. Water Quality and Public Health	20%	175%	35%
4. Emergency Preparedness and Safety	20%	135%	27%
5. Customer Service and Support	20%	200%	40%
Final 2025 Achievement			141%
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Executive Compensation	|	Compensation Discussion and Analysis
(1)
Company-funded capital expenditure was $470 million. The Group’s 2025 achieved capital expenditure was $517 million as reported in Item 7 of the Group’s Form 10-K for the year ended December 31, 2025 as filed with the SEC. Excluding developer-funded expenditures of  $28 million and including an increase in accounts payable accrual of  $10 million for capital project spend, the Group spent $488 million on company-funded capital expenditures for the 2025 performance period.

The table below summarizes the total performance-based short-term at-risk compensation earned by our officers for the fiscal year ended December 31, 2025.
Name	2025 Short-Term At-Risk Compensation Earned(1) $
Martin A. Kropelnicki	1,524,915
James P. Lynch	275,684
Michael B. Luu	262,373
Shawn C. Bunting	245,171
Shannon C. Dean	195,708

(1)
The short-term at-risk compensation is paid annually following certification of the prior year’s results by the Committee.

2026 Annual Short-Term At-Risk Performance Metrics

In February 2026, in response to stockholder feedback the Committee implemented several changes to the annual short-term at-risk performance plan for the 2026 performance period to strengthen its effectiveness and enhance transparency for stockholders. These include:

• Increasing metric weighting on financial measures to 60% from 40%;
• Reducing the number of metrics and sub-metrics to 7 from 11, which aligns with our Peer Group’s practices; and
• Increasing rigor of metric achievement tiers to increase performance challenge.

By providing clearer disclosure around goal-setting rigor and offering additional context when target levels differ from prior-year results, the Committee gives stockholders greater visibility into how performance expectations are established and how they support the Company’s strategic and financial priorities. Expanding the discussion of how ARP metrics align with strategic initiatives helps stockholders better understand the connection between annual performance goals and the creation of long-term value. Streamlining the number of ARP metrics and increasing the weighting of financial measures further sharpens the focus on the outcomes that most directly influence stockholder value, while reducing complexity and improving the transparency of the plan. Collectively, these changes enhance accountability, reinforce pay-for-performance alignment, and improve the clarity and effectiveness of the short-term incentive plan.

2025 Long-Term Performance and Time-Based Equity Compensation
The purpose of our long-term equity compensation is to align executive compensation with the long-term interests of both stockholders and customers, to create incentives for officer recruiting and retention, to encourage long-term performance by our officers, and to promote stock ownership. Risk is taken into account in determining the aggregate amount of at-risk compensation and performance criteria, including assessment of risk management and risk mitigation.
As with target short-term at-risk compensation, the Committee reviewed the competitive range of long-term equity compensation and total direct compensation for similar positions within the competitive market in making decisions regarding long-term equity compensation awards for 2025. The Committee also believes that, in the interest of strengthening and rewarding teamwork and collaboration within the officer team, the annual equity awards granted to each of our officers should be based on the same objectives and methodology.
California Water Service Group | 2026 Proxy Statement | 65

Executive Compensation	|	Compensation Discussion and Analysis

The Committee considered a number of factors when establishing the 2025 long-term performance equity metrics, including:

Our long-term strategic plan Historical performance The regulatory environments in which we operate	Feedback and analysis from our independent compensation consultant Stockholder feedback Management performance

The long-term performance metrics are a central component of our performance-based equity program, ensuring that executive compensation is directly tied to the sustained success of Group. These metrics help align compensation with the long-term interests of both stockholders and customers by rewarding results achieved over multi-year periods rather than short-term fluctuations. They also play a critical role in attracting, retaining, and motivating executive officers by providing meaningful incentives linked to long-term value creation. By emphasizing multi-year performance goals, the program encourages long-term strategic decision-making, promotes stock ownership, and reinforces a strong connection between executive leadership and the Group’s long-term performance trajectory.

As in prior years, the long‑term performance‑based equity program continues to be heavily weighted toward financial performance. For the 2025–2027 performance period, the financial component consists of a single overarching stockholder return metric, measured through three elements: the three‑year compound annual growth rate of dividends, the three‑year compound annual growth rate of capital expenditures, and adjusted ROE. The second performance metric is PFAS Investment and Recovery, which reflects both the Group’s investment in PFAS water monitoring and treatment infrastructure and efforts to recover PFAS‑related water contamination costs through litigation and resulting settlements or judgments against PFAS manufacturers.
These long‑term performance metrics are especially important for a regulated utility because they reinforce disciplined capital investment, financial strength, and responsible stewardship of customer resources. Measures such as dividend and capital expenditure growth and adjusted ROE help ensure that the Company is deploying capital efficiently, maintaining reliable infrastructure, and generating sustainable returns for stockholders. Likewise, the PFAS Investment and Recovery metric reflects the Company’s commitment to protecting water quality, investing in necessary treatment technologies, and pursuing cost recovery on behalf of customers and stockholders. Together, these measures reinforce prudent long-term planning, support reliable and affordable service for customers, and align executive incentives with the durable value creation that is fundamental to a utility’s long-term strategic objectives.
Long Term At-Risk Compensation Metrics	Measure Linked to
Stockholder Return	• Overall Group financial performance and health • Sustained stockholder value
PFAS Investment and Recovery	• Operations, customer service, and public health • Safe, reliable, and affordable service • Compliance with federal and state laws and regulations
Targets for each performance metric were designed to be rigorous and closely aligned with how we operate as a public utility committed to serving our customers, communities, and stockholders. In setting these long-term goals, targets were grounded in Group’s multi-year strategic plan, evaluated historical performance trends, and benchmarked against peer practices to ensure they are both challenging and competitive. In addition, the regulatory environment, external economic conditions, and the extent to which executives can reasonably influence outcomes over the performance period were considered. As a result, the targets are objective, measurable, and aligned with the long-term interests of stockholders and customers, while encouraging responsible risk-taking and sustained value creation.
Each performance‑based RSU metric includes defined threshold, target, and maximum performance levels. If threshold performance is achieved for a metric, the payout is 50% of the target opportunity; if maximum performance is achieved, the payout is capped at 200% of target. No payout is earned for any metric if threshold performance is not met. For the performance metrics applicable to the 2025 performance-based RSU award, the Committee will certify the level of achievement at the end of the three-year performance period. The number of shares awarded at the end of the three-year performance period is based on the extent the performance criteria is met over such time and subject to the officer’s continued employment through such date.
California Water Service Group | 2026 Proxy Statement | 66

Executive Compensation	|	Compensation Discussion and Analysis
Based on the methodology described above, the Committee set the total target value for the long-term at-risk (LT-ARP) equity compensation awards for 2025 as follows:
	2025 Total Target Value for Long-Term At-Risk Equity Compensation Awards
Officer	RSUs $	RSAs $	Target LT-ARP Total Value $
President & CEO	1,432,000	468,000	1,900,000
Group’s Senior Vice Presidents	190,000	75,000	265,000
Group’s Vice Presidents	145,000	75,000	220,000
All Other Officers	110,000	45,000	155,000
The 2025 performance-based RSUs are subject to the following performance measures, goals, and related payout levels for the three-year period ending on December 31, 2027.
For more information regarding the setting of Mr. Kropelnicki’s 2025 long-term performance and time-based equity compensation, see “CEO Pay Overview” in this Proxy Statement.
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Executive Compensation	|	Compensation Discussion and Analysis
2025 Long-Term Performance-Based Equity Compensation Metrics
(Performance Period 2025-2027)

Stockholder Return
Weight: 75%
Measure
This metric measures three different financial components, intended to link long -term growth and return for the Group with the long-term interests of stockholders.
These three measures include:
•
Dividend 3-year compound annual growth rate (CAGR) — 33% weight;

•
Capital expenditure 3-year compound annual growth rate — 33% weight; and

•
Adjusted return on equity (ROE) as defined in the public financial statements of Group, excluding results from BVRT Utility Holding Company LLC — 34% weight.

The weighted average of the three performance achievements over the 3-year performance period makes up the total performance metric achievement.
Why it Matters
Stockholders expect effective financial management of the Group.
•
The dividend CAGR measures the annualized growth rate of dividends over a three-year period, providing a clear picture of how consistently a company increases its dividends, helping stockholders assess the Group’s growth potential and commitment to returning value to stockholders.

•
The capital expenditure CAGR measures how quickly the Group is increasing its capital expenditures, a key driver of future stockholder returns and a key component to the provision of reliable, high quality water service to our customers.

•
Adjusted ROE is a measure of the effectiveness of the Group’s financial management and regulatory recovery strategy to earn a rate of return for stockholders.

1.
Dividend 3-Year CAGR (33%)

Performance Level(1)	Performance Target	Percent of Target Earned
Maximum	Target plus 50 basis points	200%
Target	7.0%	100%
Threshold	Target minus 100 basis points	50%

2.
Capital Expenditure 3-Year CAGR (33%)

Performance Level(1)	Performance Target	Percent of Target Earned
Maximum	Target plus 200 basis points	200%
Target	10.0%	100%
Threshold	Target minus 200 basis points	50%

3.
Return on Adjusted
Common
Stockholders’
Equity Each
Annual Period
(34%)

Performance Level(1)	Performance Target	Percent of Target Earned
Maximum	Target plus 50 basis points	200%
Target	California authorized ROE	100%
Threshold	Target minus 100 basis points	50%

(1)
An additional tier applies between the target and maximum level.

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Executive Compensation	|	Compensation Discussion and Analysis

PFAS Investment and Recovery
Weight: 25%
Measure
This performance metric is composed of two key components that together measure the Company’s long-term commitment to addressing PFAS-related water quality concerns and effectively executing cost-recovery efforts. This structure not only supports responsible environmental stewardship but also helps protect stockholders by reducing potential long-term financial and legal exposure associated with PFAS contamination. The metric includes:
•
Investment in PFAS water monitoring and treatment — 60% weight

•
PFAS water contamination cost-recovery through litigation and resulting settlements or judgements against PFAS manufacturers before deducting related legal fees and expenses — 40% weight

The weighted average of the two performance achievements over the 3-year performance period makes up the total performance metric achievement.
Why it Matters
In 2024, the EPA finalized a National Primary Drinking Water Regulation (NPDWR) for six PFAS in drinking water. Public Water Systems (PWSs) must complete initial monitoring by 2027. PWSs must implement solutions by 2029 that reduce these PFAS if monitoring shows that drinking water levels exceed the applicable maximum contaminant levels (MCLs). Absent grants or other financial assistance from governmental agencies or recovery from cost-causers, the cost of such treatment will be borne entirely by customers through rates. We are committed to holding polluters accountable and defraying the cost of required treatment to the maximum extent possible. This metric reflects our commitment to public health and safety as well as affordability of service through capital investment by the Group that exceeds the standard capital budget and through extraordinary efforts to reduce the cost of treatment that would be borne by customers.

1.
Investment in
PFAS Water
Monitoring
and
Treatment
(60%)

Performance Level(1)	Performance Target	Percent of Target Earned
Maximum	$440M Investment	200%
Target	$150M Investment	100%
Threshold	$100M Investment	50%

2.
PFAS Water
Contamination
Cost-
Recovery (40%)

Performance Level(1)	Performance Target	Percent of Target Earned
Maximum	Up to $80M	200%
Target	Up to $40M	100%
Threshold	Up to $20M	50%

(1)
Multiple tiers apply between the threshold and target level, and between the target and maximum level.

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Executive Compensation	|	Compensation Discussion and Analysis
2023 Long-Term Performance-Based Equity Compensation Achievement
(Performance Period 2023-2025)
In 2023, we granted performance-based equity in the form of RSUs to our officers for the three-year performance period ending on December 31, 2025. The component weighting is 40% for each of the two financial measures and 20% for the environmental leadership metric. The payouts are summarized below:
Performance Metric	Annual Threshold Performance	Annual Target Performance	Annual Maximum Performance	Achieved Results
1. Return on Equity (Weight: 40%)				66% GAAP ROE
2023	7.57%	9.57%	10.07%	3.73%
2024	8.27%	10.27%	10.77%	12.44%
2025	8.27%	10.27%	10.77%	7.70%
2. Growth in Stockholders’ Equity (Weight: 40%)				0%
$ in millions	635	710	810	584
3. Environmental, Social, and Governance (Weight: 20%)				100%
3 Goals:	Achieve 1 or fewer goals	Achieve 2 goals	Achieve all 3 goals	2 goals achieved
1. Set an emissions reduction target for Scope 1 and 2 emissions by end of 2025				Set omissions targets set for Scope 1 and 2

2.
Implement a multi-year strategy to improve energy efficiency in California office facilities, including:

a) By end of 2024, set an enterprise-wide energy efficiency standard for office buildings;
b) By end of 2025, replace office facility lighting with available LED lighting at district office facilities identified in our 2023 energy audit as suitable based upon cost and energy savings.

a) By end of 2024, set an enterprise-wide energy efficiency standard for office buildings;
b) By end of 2025, replaced office facility lighting with available LED lighting at district office facilities identified in our 2023 energy audit as suitable based upon cost and energy savings.

3.
By end of 2023, identify opportunities for all employees to participate in a community service or volunteer project. By end of 2025, achieve an employee participation rate of 50% and a work site participation rate of 90%

				By end of 2023, identified opportunities for all employees to participate in a community service or volunteer project. By end of 2025, achieved an employee participation rate of 47% and a work site participation rate of 96%
California Water Service Group | 2026 Proxy Statement | 70

Executive Compensation	|	Compensation Discussion and Analysis
Consistent with the results summarized above, the Committee approved the total payout of 46%.
Performance Metric	Weight	Achievement	Achieved Results
1. Return on Equity	40%	66%	26%
2. Growth in Stockholders’ Equity	40%	0%	0%
3. Environmental, Social, and Governance	20%	100%	20%
Final 2025 Achievement			46%
The table below summarizes the total performance-based equity compensation earned by our officers for the three-year performance period ended December 31, 2025.
Name	2025 Performance Stock Earned(1) $
Martin A. Kropelnicki	296,654
James P. Lynch(2)	0
Michael B. Luu	50,377
Shawn C. Bunting	34,193
Shannon C. Dean	41,031

(1)
The shares for the 2023 performance stock award, which is comprised of the performance years 2023, 2024, and 2025, were earned and vested on March 7, 2026, following the end of the three-year performance period.

(2)
Mr. Lynch was not an officer in 2023 and therefore did not participate in the performance award cycle.

2026 Long-Term Performance-Based Equity Compensation Metrics
(Performance Period 2026-2028)
In February 2026, in response to stockholder feedback and to increase alignment of executive compensation with stockholder interests, the Committee made the following changes to the long-term performance-based equity compensation metrics for the 2026 – 2028 three-year performance period:
•
Eliminated all non-financial metrics, and

•
Performance metrics are comprised of two financial metrics:

1.
3-Year Average ROE

2.
3-Year Relative Total Shareholder Return (TSR), relative to i) a defined group of water utility peer companies and ii) the Standard and Poor’s Water Utility Index

These metrics directly reflect Group’s ability to deliver stable, long-term value within a highly regulated operating environment. Adjusted ROE is a core indicator of how effectively Group manages its regulated capital base, executes its infrastructure investment plan, and operates within authorized rate structures, all of which are central to maintaining financial strength and ensuring reliable, affordable service for customers. In California, ROE and the regulated capital base are approved for a period of three years in our forward-looking triennial Cost of Capital proceeding. Similarly, the infrastructure investment plan is approved for a period of three years in a separate forward looking triennial General Rate Case proceeding. Both align with the three-year LTI award period and serve as a basis for long-term growth and performance.
Relative TSR complements this by measuring Group’s performance against other regulated utilities facing similar economic, regulatory, and operational conditions, ensuring that executives are rewarded only when stockholders experience superior value creation. Together, these measures provide objective, transparent, and externally validated indicators of long-term performance that align executive incentives with prudent capital deployment, regulatory discipline, and sustained stockholder returns—key pillars of success for a regulated utility.

California Water Service Group | 2026 Proxy Statement | 71

Executive Compensation	|	Compensation Discussion and Analysis
5.
Other Compensation Programs

Basic and Supplemental Pension Plan Benefits (SERP)
In addition to the tax-qualified defined benefit plan that covers all permanent employees, supplemental retirement benefits are provided to our officers under the SERP. The SERP is designed primarily to compensate for limitations imposed by the Internal Revenue Code (Code) on allocations and benefits that may be paid to officers under the Group’s tax-qualified plan. Because the Code restricts benefits under the tax-qualified plan, our officers otherwise would not be eligible to receive the retirement benefits that are proportional to the benefits received by our employees. The benefits under the SERP are obtained by applying similar benefit provisions of the Pension Plan to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. The SERP is structured as such that benefits are paid to our officers on a “pay as you go” basis. The SERP is an unfunded, unsecured obligation of the Group and is designed to assist in attracting and retaining key officers while providing a competitive, total compensation program. We believe that pension benefits are an important recruitment and retention tool for our employees and are consistent with practice among most of our peers.
No pension benefits will be paid to any participant until after retirement. Any pension amounts listed in this Proxy Statement are the year- over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid.
Deferred Compensation Plan
The Group maintains a deferred compensation plan for its directors, officers, and eligible employees. The plan is intended to promote retention by providing eligible employees, including the officers, with a long-term savings opportunity on an income tax-deferred basis. This plan is voluntary and funded by the individuals who elect to participate in the program. There are no company or company- matching contributions.
401(k) Plan
All employees satisfying the eligibility requirements are entitled to participate in our 401(k) plan and receive matching contributions from the Group. Pursuant to the plan, all employees, including our NEOs, are entitled to contribute up to the statutory limit set by the Internal Revenue Service (IRS) and the Group matches 75% for each dollar contributed up to 8% for a maximum company-matching contribution of 6% of employees’ eligible earnings.
California Water Service Group | 2026 Proxy Statement | 72

Executive Compensation	|	Compensation Discussion and Analysis
Limited Perquisites and Other NEO Benefits
As part of the Group’s automobile policy, officers have the use of a company-owned vehicle, including excess liability insurance. The Committee believes the use of a company-owned vehicle allows our officers to work more efficiently because many of the geographic areas served by the Group are most effectively reached by automobile as opposed to other forms of transportation, such as air travel. Any personal mileage incurred by our officers is taxed as additional compensation in accordance with IRS regulations and paid for by the officers. The Group offers its officers a supplemental medical plan providing proactive health protection services, including executive physicals and emergency travel assistance. Additionally, the Group has a relocation program assisting employees required to move on behalf of the Group to remain as productive as possible during the relocation transition. Employees who receive relocation assistance are required to sign a repayment agreement. Other than these benefits, the Committee’s general philosophy is not to provide perquisites and other personal benefits of substantial value to the officers.
6.
Executive Compensation Policies and Practices

Stock Ownership Requirements
Officers and members of our Board are required to own shares of Group’s stock to further align their interests with those of our stockholders. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers. Each non-employee director and officer must directly own Group stock having a market value equal to:
Title	Equity	Current Status
Chairman President & CEO	3x annual base salary	Met
Group Senior Vice Presidents and Vice Presidents	1.5x annual base salary
Other Officers	1x annual base salary
Non-Employee Directors	5x annual base retainer
Officers must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. Non- employee directors must retain 75% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. For officers, the Committee reviews compliance with these requirements annually. The Nominating/Corporate Governance Committee reviews compliance with these requirements for non-employee directors annually. All non-employee directors and officers are in compliance with this requirement.
The following table summarizes which equity holdings are included in the stock ownership requirements.

WHAT IS INCLUDED Shares personally owned Holdings in our 401(k) plan Holdings acquired through our employee stock purchase program (ESPP)	WHAT IS NOT INCLUDED Unvested equity awards, including RSAs, RSUs, and options Options, vested or unvested
California Water Service Group | 2026 Proxy Statement | 73

Executive Compensation	|	Compensation Discussion and Analysis
Other Policies and Practices
Policies & Practices	Description
Insider Trading Policy
The Board has adopted insider trading policies and procedures governing the purchase, sale and other transactions in Group securities by our directors, officers and employees, as well as Group itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and New York Stock Exchange listing rules, as applicable.
As part of these policies and procedures, we also generally prohibit our directors, officers and employees from engaging in hedging transactions (such as swaps, puts and calls, collars, and similar financial instruments) that would eliminate or limit the risks and rewards of share ownership. In addition, our directors and officers may not at any time engage in any short selling, buy or sell options, puts or calls, whether exchange-traded or otherwise, or engage in any other transaction in derivative securities that reflects speculation about the price of our stock or that may place their financial interests ahead of the financial interests of the Group.

Equity Grant Policy and Practices
Group’s long-standing compensation philosophy is to grant executives and eligible employees a mix of time-based restricted stock awards and performance-based restricted stock units, and Group historically has not granted stock options. Annual equity grants typically are made in connection with the regularly scheduled fourth-quarter meeting of the Committee, which is scheduled months in advance without regard to the potential release of major Group announcements. Group does not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation. In addition, in 2025 Group did not grant long-term equity incentives (including stock options) during any period beginning four business days before and ending one business day after the filing of any periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any current report on Form 8-K that discloses material non-public information.

Executive Compensation Recovery — Our Clawback Policy	In 2023, the Group adopted a new clawback policy that is consistent with the NYSE listing standard adopted under Exchange Act Rule 10D-1 and all current officers of the Group and its subsidiaries have agreed in writing to the policy. Under such policy, in the event the Group is required to prepare an accounting restatement of the Group’s financial statements due to the Group’s material non-compliance with any financial reporting requirement under the federal securities laws (including any such correction that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), the Group will recover the amount of any incentive-based compensation received by an officer that exceeds the amount that otherwise would have been received had it been determined based on the restated financial statements.
Tax and Section 162(m) Implications	Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain “covered employees,” which term includes all of our named executive officers. While we consider the deductibility of awards as one factor in determining officer compensation, we also look at other factors in making decisions and we retain the flexibility to award compensation that we determine to be consistent with the goals of our officer compensation program even if the awards are not deductible by us for tax purposes.
California Water Service Group | 2026 Proxy Statement | 74

Executive Compensation	|	Report of the Organization and Compensation Committee of the Board of Directors on Executive Compensation
Report of the Organization and Compensation Committee of the Board
of Directors on Executive Compensation
The Organization and Compensation Committee of the Group’s Board of Directors has submitted the following report for inclusion in this Proxy Statement:
The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Organization and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Group’s annual report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.
The foregoing report is provided by the following directors, who constitute the Organization and Compensation Committee:
ORGANIZATION AND COMPENSATION COMMITTEE
Thomas M. Krummel, M.D., Committee Chair
Scott L. Morris
Lester A. Snow
Patricia K. Wagner
Organization and Compensation Committee Interlocks and Insider Participation
The following directors were members of the Organization and Compensation Committee during the 2025 fiscal year: Thomas M. Krummel, M.D., Committee Chair, Scott L. Morris, Lester A. Snow, and Patricia K. Wagner. No member of the Organization and Compensation Committee was an officer or employee of the Group or any of its subsidiaries during 2025, nor was any such member previously an officer of the Group or any of its subsidiaries. No member of the Organization and Compensation Committee had any material interest in a transaction of the Group or a business relationship with, in each case that would require disclosure under “Procedures for Approval of Related Person Transactions”, included elsewhere in this Proxy Statement.
None of the officers of the Group have served on the Board of Directors or on the Organization and Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Organization and Compensation Committee of the Group.
Procedures for Approval of Related Person Transactions
It is our policy that all employees and Directors must avoid any activity that is in conflict with, or has the appearance of conflicting with, the Group’s business interests. This policy is included in the Code of Business Conduct and Ethics for Directors and the Business Code of Conduct for Employees. Transactions involving related persons are reviewed on a case-by-case basis and approved as appropriate. The Board’s Nominating/Corporate Governance Committee is responsible for review, approval, or ratification of  “related person transactions” involving the Group or its subsidiaries and related persons, as defined in SEC rules. Under SEC rules, a related person is a director, executive officer, nominee for director, or a greater than 5% stockholder of the Group at any time since the beginning of the previous fiscal year.
Potential related person transactions are brought to the attention of management and the Board in a number of ways. Each of our directors and executive officers is instructed and periodically reminded to inform the Corporate Secretary of any potential related person transactions. In addition, each director and officer completes a questionnaire on an annual basis designed to elicit information about any potential related person transactions.
Since the beginning of 2025, there were no related person transactions under the relevant standards.
California Water Service Group | 2026 Proxy Statement | 75

Executive Compensation	|	Compensation Tables
Compensation Tables
Summary Compensation Table
The table below summarizes the total compensation paid or earned by our Chairman, President & CEO, CFO, and the three most highly compensated officers of the Group for the fiscal years ended December 31, 2025, 2024, and 2023.
Name and Principal Position (a)	Year (b)	Salary $ (c)	Stock Awards(1)(2) $ (e)	Non-Equity Incentive Plan Compensation(3) $ (g)	Change in Pension Value and Non-Qualified Deferred Compensation(4) $ (h)	All Other Compensation(5) $ (i)	Total $ (j)	Total Excluding Change in Pension Value and Non-Qualified Deferred Compensation Earnings(6) $
Martin A. Kropelnicki Chairman, President & Chief Executive Officer	2025	1,080,688	1,950,119	1,524,915	2,254,426	65,108	6,875,256	4,620,830
	2024	1,050,005	1,816,837	1,869,000	—	67,547	4,803,389	4,803,389
	2023	1,050,005	1,225,666	1,449,000	1,062,525	69,556	4,856,752	3,794,227
James P. Lynch(7) Senior Vice President, Chief Financial Officer & Treasurer	2025	488,294	272,015	275,684	479,826	47,466	1,563,285	1,083,459
	2024	463,076	229,840	334,640	374,437	40,436	1,442,429	1,067,992
Michael B. Luu Senior Vice President, Corporate Services & Chief Risk Officer	2025	464,787	272,015	262,373	276,421	48,300	1,323,896	1,047,475
	2024	449,016	229,840	319,973	—	50,067	1,048,896	1,048,896
	2023	415,021	204,053	172,204	210,501	49,680	1,051,459	840,958
Shawn C. Bunting Senior Vice President, General Counsel & Business Development	2025	434,324	272,015	245,171	244,878	58,698	1,255,086	1,010,208
	2024	419,630	229,840	299,040	173,888	55,103	1,177,501	1,003,613
	2023	329,235	149,354	138,000	102,395	97,260	816,244	713,848
Shannon C. Dean(8) Senior Vice President, Customer Service & Chief Sustainability Officer	2025	346,646	272,015	195,708	625,723	47,358	1,487,450	861,727
	2024	333,026	229,840	237,524	85,222	40,719	926,331	841,109

(1)
Amounts reflect the full grant date fair value of RSAs and performance-based RSUs granted in the years shown, calculated in accordance with FASB Accounting Standards Codification (ASC) Topic 718, disregarding estimates for forfeitures and assuming target performance. Assumptions used in the calculation of these amounts are included in footnote 13 of Group’s annual report on Form 10-K, filed with the SEC on February 26, 2026.

(2)
For time-based RSAs and performance-based RSUs, the grant date fair value was determined using the closing share price of the Company’s common stock on the date of grant. The RSUs reported were calculated assuming 100% achievement of target of the respective pre-established performance metrics. The amounts reported are as follows:

Name	RSA Grant Date Fair Value $	RSU Grant Date Fair Value at Target Achievement $	RSU Grant Date Fair Value at Maximum Achievement $
Mr. Kropelnicki	480,370	1,469,749	2,939,498
Mr. Lynch	76,980	195,035	390,070
Mr. Luu	76,980	195,035	390,070
Mr. Bunting	76,980	195,035	390,070
Ms. Dean	76,980	195,035	390,070

(3)
Amounts in this column reflect the amount paid to each officer pursuant to the performance-based short-term at-risk compensation program for the applicable year.

California Water Service Group | 2026 Proxy Statement | 76

Executive Compensation	|	Compensation Tables
(4)
Amounts in this column are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid to any of the Named Executive Officers. Pension values are included in customer rates through a rate recovery mechanism and may fluctuate significantly from year-to-year depending on a number of factors including changes in the discount rate and other assumptions, changes in compensation, years of service, and vesting. Other than assuming retirement at the unreduced retirement age, all assumptions are consistent with those used in the Group’s financial statements and include amounts which the officers may not be entitled to receive due to vesting requirements consistent with the plans. For further information, see the “CEO Pay Overview,” “Basic and Supplemental Pension Plan Benefits,” and “Pension Benefits for Fiscal Year Ended 2025” sections of this Proxy Statement. Earnings on the non-qualified deferred compensation plan are noted on the Non-Qualified Deferred Compensation Table for those officers participating in the plan. Earnings have been excluded from this table since earnings were not at above market or at preferential rates.

(5)
All other compensation for 2025 is comprised of 401(k) matching contributions made by the Group on behalf of the officer, the personal use of company-provided vehicles and associated insurance, and the supplemental medical reimbursement plan. The value of the 401(k) matching contributions made by the Group on behalf of the named executives was $21,000 for the listed executives, except Mr. Luu which was $17,625. The reported value attributable to personal use of company-provided cars are as follows: Mr. Kropelnicki, $22,628; Mr. Lynch, $12,762; Mr. Luu $9,195, Mr. Bunting, $16,218, and Ms. Dean, $12,654. The recorded cost for the supplemental medical plan was $20,280 for the listed executives except Mr. Lynch $12,504, and Ms. Dean, $12,504.

(6)
To show how year-over-year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column differ substantially from, and are not a substitute for, the amounts reported in the “Total” column.

(7)
Mr. Lynch was appointed to Senior Vice President, Chief Financial Officer and Treasurer on January 3, 2024 and assumed the duties of Principal Financial Officer on March 16, 2024. Mr. Lynch was not an NEO during the year 2023.

(8)
Ms. Dean was not an NEO during the year 2023.

California Water Service Group | 2026 Proxy Statement | 77

Executive Compensation	|	Compensation Tables
Grants of Plan-Based Awards for Fiscal Year Ended 2025
The table below sets forth certain information with respect to awards granted during the fiscal year ended December 31, 2025, to each of our NEOs.
Name (a)	Grant Date (b)	Estimated Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Options Awards $ (l)
		Threshold $	Target $	Maximum $	Threshold #	Target #	Maximum #
Martin A. Kropelnicki(3)	3/4/2025	540,750	1,081,500	2,163,000
	3/4/2025							10,080	480,370
	3/4/2025				15,780	31,560	63,120		1,469,749
James P. Lynch(3)	3/4/2025	97,760	195,520	391,040
	3/4/2025							1,653	76,980
	3/4/2025				2,094	4,188	8,376		195,035
Michael B. Luu(3)	3/4/2025	93,040	186,080	372,160
	3/4/2025							1,653	76,980
	3/4/2025				2,094	4,188	8,376		195,035
Shawn C. Bunting(3)	3/4/2025	86,940	173,880	347,760
	3/4/2025							1,653	76,980
	3/4/2025				2,094	4,188	8,376		195,035
Shannon C. Dean(3)	3/4/2025	69,400	138,800	277,600
	3/4/2025							1,653	76,980
	3/4/2025				2,094	4,188	8,376		195,035

(1)
The threshold, target, and maximum values reported are for the performance-based short-term at-risk compensation program.

(2)
The threshold, target, and maximum units reported are for the full RSU award for the 2025-2027 performance period.

(3)
The time-based RSAs granted to the officers on March 4, 2025, vest over three years, with one-third of the RSAs vesting on March 4, 2026 and the remaining RSAs vesting in equal quarterly installments thereafter. The fair value of these time-based RSAs is determined in accordance with FASB ASC Topic 718 based on the grant date fair value estimated by the Company for financial reporting purposes, excluding the effect of estimated forfeitures. The performance-based RSUs reported reflect the grant date fair value of the award, excluding the effect of estimated forfeitures.

California Water Service Group | 2026 Proxy Statement | 78

Executive Compensation	|	Compensation Tables
Outstanding Equity Awards at Fiscal Year Ended 2025
The following table provides information on unvested time-based RSAs and performance-based RSUs granted to the named executive officers that were outstanding on December 31, 2025.
Name (a)	Stock Awards		Equity Incentive Plan Awards
	Number of Shares or Units of Stock that Have Not Vested # (g)	Market Value of Shares or Units of Stock that Have Not Vested(1) $ (h)	Number of Unearned Shares, Units or Other Rights that Have Not Vested # (i)	Market Value of Unearned Shares, Units, or Other Rights that Have Not Vested(1) $ (j)
Martin A. Kropelnicki	656(2)	$28,424	14,144(2)	$612,860
	4,200(4)	181,986	26,535(4)	1,149,762
	10,315(5)	446,949	31,560(5)	1,367,495
James P. Lynch	672(4)	29,118	3,016(4)	130,683
	1,653(5)	71,624	4188(5)	181,466
Michael B. Luu	105(2)	4,550	1,955(2)	84,710
	672(4)	29,118	3016(4)	130,683
			444(3)	19,239
	1,653(5)	71,624	4,188(5)	181,466
Shawn C. Bunting	87(2)	3,770	1,630(2)	70,628
	672(4)	29,118	3,016(4)	130,683
	1,653(5)	71,624	4,188(5)	181,466
Shannon C. Dean	105(2)	4,550	1,995(2)	84,710
	672(4)	29,118	3,016(4)	130,683
	1,653(5)	71,624	4,188(5)	181,466

(1)
The market value of the stock awards represents the product of the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33, and the number of shares underlying each such award.

(2)
The time-based RSAs were granted on March 7, 2023, with 33.3% vesting on March 7, 2024, and the remaining 66.7% vesting ratably over 24 months. The performance-based RSUs represents the target payout and are for performance periods 2024, 2025, and 2026 and vest on March 7, 2026.

(3)
The time-based RSAs were granted on June 1, 2023, with 33.3% vesting on March 7, 2024, and the remaining 66.7% vesting ratably over 24 months The performance-based RSUs represents the target payout and are for performance periods 2024, 2025, and 2026 and vest on March 7, 2026.

(4)
The time-based RSAs were granted on June 5, 2024, with 33.3% vesting on March 5, 2025, and the remaining 66.7% vesting ratably over 24 months. The performance-based RSUs represents the target payout and are for performance periods 2024, 2025, and 2026 and vest on March 5, 2027.

(5)
The time-based RSAs were granted on March 4, 2025, with 33.3% vesting on March 4, 2026, and the remaining 66.7% vesting ratably over 24 months. The performance-based RSUs represents the target payout and are for performance periods 2025, 2026, and 2027 and vest on March 4, 2028.

California Water Service Group | 2026 Proxy Statement | 79

Executive Compensation	|	Compensation Tables
Option Exercises and Stock Vested for Fiscal Year Ended 2025
Name (a)	Number of Shares Acquired on Vesting # (d)	Value Realized on Vesting $ (e)
Martin A. Kropelnicki	21,469	$983,453
James P. Lynch	944	43,750
Michael B. Luu	3,284	150,491
Shawn C. Bunting	1,294	59,981
Shannon C. Dean	3,284	150,491
Pension Benefits for Fiscal Year Ended 2025
The table below shows the present value of accumulated benefits payable to each NEO, including the number of years of service credited to each officer, under the California Water Service Pension Plan (“Pension Plan”) and the SERP, each of which is described elsewhere in this Proxy Statement.
Name (a)	Plan Name (b)	Number of Years Credited Service(1) # (c)	Present Value of Accumulated Benefit(2) $ (d)	Payments During Last Fiscal Year $ (e)
Martin A. Kropelnicki(3)	California Water Service Pension Plan	19.80	$1,641,220	—
	Supplemental Executive Retirement Plan	15.00	17,210,869	—
James P. Lynch	California Water Service Pension Plan	2.92	232,066	—
	Supplemental Executive Retirement Plan	2.92	622,197	—
Michael B. Luu(3)	California Water Service Pension Plan	25.60	916,384	—
	Supplemental Executive Retirement Plan	15.00	1,314,203	—
Shawn C. Bunting	California Water Service Pension Plan	2.84	196,154	—
	Supplemental Executive Retirement Plan	2.84	325,008	—
Shannon C. Dean(3)	California Water Service Pension Plan	32.61	2,607,500	—
	Supplemental Executive Retirement Plan	15.00	1,239,784	—

(1)
Assumptions used in the calculation of the present value are included in footnote 12 of Group’s annual report on Form 10-K, filed with the SEC on February 27, 2026.

(2)
Includes amounts the NEOs may not currently be entitled to receive because such amounts are not vested. Pension values may fluctuate significantly from year-to-year depending on a number of factors including changes in the discount rate, changes in mortality rates, changes in compensation, years of service, and vesting.

(3)
The maximum number of years of credited service under the SERP is 15 years. Mr. Kropelnicki, Mr. Luu, and Ms. Dean have attained the maximum of 15 years of credited service.

The benefits under the SERP are obtained by applying similar benefit provisions of the Pension Plan, a tax-qualified plan, to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. Under the SERP, all eligible officers are vested after five years of service as an officer and are eligible for the full benefit after 15 years of service and at age 65. SERP participants are eligible for early retirement starting at age 55 and would receive a reduced benefit of their monthly SERP benefit upon early retirement between the ages of 55 and 65 and further adjusted if service credited is less than 15 years. Under the Pension Plan, all eligible employees, including officers, are fully vested after 35 years of service. The SERP is structured such that benefits are paid to officers on a “pay as you go” basis.
California Water Service Group | 2026 Proxy Statement | 80

Executive Compensation	|	Compensation Tables
The combined maximum benefit payout under the SERP and Pension Plan achievable by an officer is 60% of the average, eligible compensation paid over the previous 36 months prior to retirement, or three highest consecutive years, whichever is higher, excluding any equity compensation. For additional description of the SERP and Pension Plan, see “Basic and Supplemental Pension Plan Benefits (SERP)” in this Proxy Statement.
Non-Qualified Deferred Compensation for Fiscal Year Ended 2025
Name (a)	Executive Contributions in Last FY(1) $ (b)	Aggregate Earnings in Last FY(1) $ (d)	Aggregate Withdrawals/ Distributions $ (e)	Aggregate Balance at Last FY(2) $ (f)
Martin A. Kropelnicki	362,730			5,844,881
Michael B. Luu	39,238			620,490
Shannon C. Dean	24,000			863,001

(1)
All of the amounts reported under “Executive Contributions in Last FY” are included in the Summary Compensation Tables shown below. None of the amounts reported under “Aggregate Earnings in Last FY” are included in the Summary Compensation Table for 2025.

(2)
The amounts reported under “Aggregate Balance at Last FY” that are included in the Summary Compensation Table in years prior to 2025 are as follows: Mr. Kropelnicki, $2,412,841; Mr. Luu, $350,160 and Ms. Dean, $278,000.

Name		Salary $	Non-Equity Incentive Plan $	Total $
Mr. Kropelnicki	2025	45,000		45,000
	2024		317,730	317,730
Mr. Luu	2025	23,239		23,239
	2024		15,999	15,999
Ms. Dean	2025	24,000		24,000
	2024	—	—	—
The Deferred Compensation Plan provides specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development, and future business success of the Group. The Deferred Compensation Plan permits the Group’s officers and eligible employees to defer up to 50% of their base salary. In addition, officers can defer up to 100% of their short-term at-risk compensation. The Group does not make any contributions to the Deferred Compensation Plan. The Deferred Compensation Plan’s investment options are similar, but not identical, to the Group’s tax-qualified 401(k) plan and are funded by a Rabbi trust created for the funding of such benefits. Benefits under the Deferred Compensation Plan are payable by the Group upon separation from service with the Group, either in lump sum at separation, in monthly installments over five years following separation, or in lump sum or installments commencing five years following separation.
Severance Arrangements
None of our officers are party to an individual employment agreement. Additionally, our officers are not provided with single-trigger change-in-control benefits.
Consistent with the Group’s compensation philosophy, the Committee believes the interests of stockholders are best served if the interests of senior management are aligned with those of our stockholders. To this end, the Group provides change-in-control severance benefits to our officers under the Group’s Executive Severance Plan to reduce any reluctance of our officers to pursue or support potential change-in-control transactions that would be beneficial to our stockholders. The Group adopted the Executive Severance Plan in 1998, and its purpose is to promote the continued employment and dedication of our officers without distraction in the face of a potential change-in-control transaction. The Group’s Executive Severance Plan is described in further detail below.
California Water Service Group | 2026 Proxy Statement | 81

Executive Compensation	|	Compensation Tables
Executive Severance Plan
The Group adopted the Executive Severance Plan on December 16, 1998. The Executive Severance Plan provides that if within 24 months following a change-in-control of the Group, the officer’s employment is terminated by the Group for any reason other than good cause or by the officer for good reason (each, a qualifying reason), the Group will make a cash payment to the officer in an amount equal to three times the officer’s base salary on the date of the change-in-control or on the date the officer’s employment terminates, whichever is greater. The payments would be paid in three equal annual installments, commencing on the first of the month following the month in which the officer’s employment terminated, and payable thereafter on the anniversary of the initial payment date. Each officer will also receive a gross-up payment if the officer is required to pay an excise tax under section 4999 of the Internal Revenue Code. This provision for a tax gross-up has been a part of the Executive Severance Plan since its inception in 1998 and has not been modified since then.
Each officer’s entitlement to the severance payment is conditioned upon execution of a release agreement. Additionally, the officer forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.
For purposes of the Executive Severance Plan, the term “change-in-control” means the occurrence of  (i) any merger or consolidation of the Group in which the Group is not the surviving organization, a majority of the capital stock of which is not owned by the stockholders of the Group immediately prior to such merger or consolidation; (ii) a transfer of all or substantially all of the assets of the Group; (iii) any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Group, wherein thirty percent (30%) or more of the outstanding shares of the Group are transferred to any person; (iv) the acquisition by or transfer to a person (including all affiliates or associates of such person) of beneficial ownership of capital stock of the Group, if after such acquisition or transfer such person (and their affiliates or associates) is entitled to exercise thirty percent (30%) or more of the outstanding voting power of all capital stock of the Group entitled to vote in elections of directors; or (v) the election to the Board of Directors of the Group of candidates who were not recommended for election by the Board of Directors of the Group in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.
For purposes of the Executive Severance Plan, “good cause” exists if  (i) the applicable officer engages in acts or omissions that result in substantial harm to the business or property of the Group, and that constitute dishonesty, intentional breach of fiduciary obligation, or intentional wrongdoing; or (ii) the applicable officer is convicted of a criminal violation involving fraud or dishonesty.
For purposes of the Executive Severance Plan, “good reason” exists if, without the applicable officer’s consent, (i) there is a significant change in the nature or the scope of the applicable officer’s authority, or in his or her overall working environment; (ii) the applicable officer is assigned duties materially inconsistent with his or her present duties, responsibilities, and status; (iii) there is a reduction in the applicable officer’s rate of base salary or bonus; or (iv) the Group changes by 100 miles or more the principal location in which the applicable officer is required to perform services. Had a change-in-control occurred during fiscal year 2025 and had their employment been terminated on December 31, 2025, either without good cause or by the officer for good reason, the NEOs would have been eligible to receive the payments set forth in the table below.
In addition to the Executive Severance Plan, each officer is covered by the Group’s general termination policy. Under the termination policy, each non-union employee of the Group whose employment is terminated without cause is entitled to termination pay of either one week’s pay after completing two years of service or two weeks’ pay after completing five or more years of service, provided at least two weeks’ notice is given. In addition, all officers are entitled to a payout of six weeks of vacation time upon any termination of employment, to be paid in a lump sum at termination.
Potential Payments Upon Termination or Change-in-Control
The information below describes certain compensation that would have become payable pursuant to existing plans and contractual arrangements assuming a termination of employment or a change-in-control and termination of employment had occurred on December 31, 2025, given the officer’s compensation and service levels as of such date.
It is important to note that the amounts of compensation set forth in the table below are based on assumptions set forth above and do not predict the actual compensation that our NEOs would receive. Actual compensation received would be a function of a number of factors that are unknowable at this time, including: the date of the officer’s termination of employment; the officer’s base salary at the time of termination; and, because many elements of the compensation are performance-based pursuant to the Company’s compensation philosophy
California Water Service Group | 2026 Proxy Statement | 82

Executive Compensation	|	Compensation Tables
described in “Performance Goals and Performance” above, the future performance of the Company. Moreover, the restricted stock unit and restricted stock award valuation amounts in case of a change in control and termination of employment assume that these awards immediately accelerate, which is not the case in the absence of a change in control. Rather, RSUs and RSAs continue to vest over time and RSUs are subject to the same performance metrics that apply as if there had been no termination.
In addition to the benefits described below, upon any termination of employment, each of the officers would also be entitled to the benefits as described in the table of Pension Benefits for Fiscal Year 2025 and the amount shown in the column labeled “Aggregate Balance at Last FY” of the table of Non-qualified Deferred Compensation for Fiscal Year 2025 above.
Martin A. Kropelnicki	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount $	Retirement Severance $	Change-in-Control and Termination of Employment Severance Amount $
Cash Compensation	Cash Severance(1)	$166,385	$166,385	$3,410,885
	ARP(2)	1,081,500	1,081,500	1,081,500
Long-Term Incentives	RSUs(3)	—	1,835,199	3,130,116
	RSAs(4)	—	—	657,359
Benefits	Accrued Vacation	—	—	—
Total		1,247,885	3,083,084	8,279,860

(1)
This amount represents severance and termination wage benefits as described above in the section “Executive Severance Plan” in the Proxy Statement.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33.

James P. Lynch	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount $	Retirement Severance $	Change-in-Control and Termination of Employment Severance Amount $
Cash Compensation	Cash Severance(1)	$65,800	$65,800	$1,532,200
	ARP(2)	195,520	195,520	195,520
Long-Term Incentives	RSUs(3)	—	147,625	312,149
	RSAs(4)	—	—	100,742
Benefits	Accrued Vacation	—	—	—
Total		261,320	408,945	2,140,611

(1)
This amount represents severance and termination wage benefits as described above in the section “Executive Severance Plan” in the Proxy Statement.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33.

California Water Service Group | 2026 Proxy Statement | 83

Executive Compensation	|	Compensation Tables
Michael B. Luu	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount $	Retirement Severance $	Change-in-Control and Termination of Employment Severance Amount $
Cash Compensation	Cash Severance(1)	$71,569	$71,569	$1,467,169
	ARP(2)	186,080	186,080	186,080
Long-Term Incentives	RSUs(3)	—	232,335	396,859
	RSAs(4)	—	—	105,292
Benefits	Accrued Vacation	94,828	94,828	94,828
Total		352,477	584,812	2,250,228

(1)
This amount represents severance and termination wage benefits as described above in the section “Executive Severance Plan” in the Proxy Statement.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33.

Shawn C. Bunting	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount $	Retirement Severance $	Change-in-Control and Termination of Employment Severance Amount $
Cash Compensation	Cash Severance(1)	$58,518	$58,518	$1,362,618
	ARP(2)	173,880	173,880	173,880
Long-Term Incentives	RSUs(3)	—	218,253	382,777
	RSAs(4)	—	—	104,512
Benefits	Accrued Vacation	—	—	—
Total		232,398	450,651	2,023,787

(1)
This amount represents severance and termination wage benefits as described above in the section “Executive Severance Plan” in the Proxy Statement.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33.

California Water Service Group | 2026 Proxy Statement | 84

Executive Compensation	|	Compensation Tables
Shannon C. Dean	Compensation and Benefits	Termination of Employment without a Change-in-Control Severance Amount $	Retirement Severance $	Change-in-Control and Termination of Employment Severance Amount $
Cash Compensation	Cash Severance(1)	$53,385	$53,385	$1,094,385
	ARP(2)	138,800	138,800	138,800
Long-Term Incentives	RSUs(3)	—	232,335	396,859
	RSAs(4)	—	—	105,292
Benefits	Accrued Vacation	51,550	51,550	51,550
Total		243,735	476,070	1,786,886

(1)
This amount represents severance and termination wage benefits as described above in the section “Executive Severance Plan” in the Proxy Statement.

(2)
This amount assumes short-term at-risk compensation is paid at target achievement.

(3)
This amount assumes RSUs vest at target achievement and are valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33.

(4)
This amount represents RSAs valued at market value, the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2025, which was $43.33.

California Water Service Group | 2026 Proxy Statement | 85

Executive Compensation	|	2025 CEO Pay Ratio
2025 CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate. In calculating this ratio, SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Our reported pay ratio may not be comparable to that reported by other companies due to differences in industries, scope of operations, business models and scale, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their respective pay ratios. The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, and the methodology as described. For these purposes, we identified the median compensated employee by first including full-time, part-time, seasonal, and temporary employees, excluding the Chairman, President & CEO, for a total of 1,327 employees in the median compensation pool. We used actual salary and compensation paid in 2025, as reflected in our payroll records, to determine the median employee. We then calculated the median employee’s total compensation in accordance with SEC rules to determine the pay ratio. We did not annualize the compensation for any employee who did not work for the entire year. We identified our new median employee from our employee population as of December 31, 2025 based on our payroll records.
The 2025 annual total compensation of the median compensation of all our employees who were employed on December 31, 2025, other than our Chairman, President & CEO, was $121,734, inclusive of  $3,310 of estimated non-cash present value pension changes. Mr. Kropelnicki’s 2025 annual total compensation was $6,875,256 inclusive of  $2,254,426 of estimated change in present value of pension benefits. The ratio of these amounts was 1-to 56-.
Measurement	Under SEC Rules $	Excluding Change in Present Value of Pension Benefits $
CEO Compensation	6,875,256	4,620,830
Median Employee Compensation	121,734	118,424
Ratio	1:56	1:39
California Water Service Group | 2026 Proxy Statement | 86

Executive Compensation	|	Pay Versus Performance
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our Chairman, President & CEO and the average of the compensation actually paid to our other NEOs and certain financial performance of the Company. These amounts are calculated in accordance with applicable SEC rules, and do not reflect the actual amount of compensation earned by or paid to our named executive officers during each applicable year.
Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our stockholders and customers. Our executive compensation program is designed to link officer compensation to our overall short-term and long-term performance as measured by key operational and financial objectives incorporated in both long-term and short-term performance-based compensation programs. Please refer to the Compensation Discussion and Analysis section of this Proxy Statement for details regarding how the Organization & Compensation Committee links the compensation paid to our named executive officers to our corporate performance.
Year(1)	Summary Comp. Table for CEO $	Comp. Actually Paid to CEO(2) $	Average Summary Comp. Table Total for Non-CEO NEOs $	Average Comp. Actually Paid to Non-CEO NEOs(2) $	Value of Initial Fixed $100 Investment Based on:		Net Income $M(4)	Budget to Actual Performance (EPS)(5)
					TSR $	Peer Group TSR(3) $
2025	$6,875,256	$3,250,025	$1,407,430	$891,721	$90.04	$89.87	$127.8	(4.9)%
2024	4,803,389	4,682,415	943,423	859,492	97.46	92.93	190.8	53.0%
2023	4,856,752	3,689,961	1,003,883	704,548	107.84	105.53	51.9	(52.1)%
2022	3,351,529	3,111,318	820,950	829,540	123.71	123.42	96.0	(1.7)%
2021	3,718,087	4,495,501	1,204,755	1,050,610	144.06	144.46	$101.1	6.5%

(1)
The CEO for all five reporting years was Martin Kropelnicki. The other NEOs were:

Year	CEO	Other NEOs
2025	Martin Kropelnicki	James Lynch, Shawn Bunting, Michael Luu, and Shannon Dean
2024	Martin Kropelnicki	James Lynch, David Healey, Shawn Bunting, Michael Luu, and Shannon Dean
2023	Martin Kropelnicki	David Healey, Thomas Smegal III, Paul Townsley, Michael Luu, Ronald Webb, and Shawn Bunting
2022	Martin Kropelnicki	Thomas Smegal III, Paul Townsley, Robert Kuta and Michael Luu
2021	Martin Kropelnicki	Thomas Smegal III, Paul Townsley, Robert Kuta and Lynne McGhee

(2)
Amounts reported in this column are based on total compensation reported for our CEOs and the average of the total compensation of our other NEOs in the Summary Compensation Table for the indicated reporting year and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

(3)
Amounts reported in this column represent returns on an initial $100 investment based on the Robert W. Baird Water Utility Index, which we chose as peer group for purposes of the Pay versus Performance table.

(4)
Net income in 2024 includes $64.0 million of interim rate relief related to 2023 that was recorded in 2024 due to the delayed 2021 California General Rate Case decision.

(5)
In accordance with SEC rules, the Group is required to include in the Pay versus Performance table the “most important” financial performance measure (as determined by the company) used to link compensation actually paid to our CEO and other named executive officers to Group performance for the most recently completed fiscal year. The Group determined that the annual budget-to-actual performance of the Group meets this requirement. This performance measure compares the actual diluted earnings per share to the forecasted diluted earnings per share for the calendar year. The forecasted diluted earnings per share is adopted during the budget process by the Board of Directors each year. By adhering to budgets, management is able to demonstrate to the Board, stockholders and customers that the Group is effective at managing controllable costs and has the ability to efficiently execute its business plan.

California Water Service Group | 2026 Proxy Statement | 87

Executive Compensation	|	Pay Versus Performance
Chairman, President & CEO Summary Compensation Table (SCT) Total to Compensation Actually Paid (CAP) Reconciliation
2025 $
Summary Compensation Table Reported Compensation	6,875,256
Deduction for pension values reported in SCT for the covered year	(2,254,426)
Increase for pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	$64,313
Deduction for grant date fair value of equity awards reported in “Stock Awards” column of the SCT for the covered year	(1,950,119)
Increase for the fair value as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	1,752,906
Deduction for the change in fair value as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year	(1,258,067)
Increase for the change in fair value as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	10,293
Increase for the dollar value of any dividends or other earnings paid on stock or option awards in the covered year prior to the vesting date that are not otherwise reflected in the fair value of such award	9,868
Total Compensation Actually Paid	3,250,025
Average Non-Chairman, President & CEO NEO SCT Total to CAP Reconciliation
2025 $
Summary Compensation Table Reported Compensation	1,407,430
Deduction for pension values reported in SCT for the covered year	(406,712)
Increase for pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the covered year	56,108
Deduction for grant date fair value of equity awards reported in “Stock Awards” column of the SCT for the covered year	(272,015)
Increase for the fair value as of the end of the covered year of all equity awards granted during the covered year that are outstanding and unvested as of the end of such covered year	244,925
Deduction for the change in fair value as of the end of the covered year of any equity awards granted in any prior year that are outstanding and unvested as of the end of such covered year	(140,719)
Increase for the change in fair value as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	1,387
Increase for the dollar value of any dividends or other earnings paid on stock or option awards in the covered year prior to the vesting date that are not otherwise reflected in the fair value of such award	1,318
Total Compensation Actually Paid	891,721
California Water Service Group | 2026 Proxy Statement | 88

Executive Compensation	|	Pay Versus Performance
Tabular List of Performance Metrics
The following are the most important financial performance measures (and non-financial performance measures), as determined by the Group, that link compensation actually paid to our NEOs to the Group’s performance for the most recently completed fiscal year.
Budget to Actual Performance (EPS)
Stockholder Return
Infrastructure Improvement and Utility Plant Investment
Customer Service and Support
Emergency Preparedness and Safety
Water Quality and Public Health
PFAS Investment and Recovery
Compensation Actually Paid versus Total Shareholder Return (TSR), Net Income, and Budget to Actual Performance
The following graphs describe the relationship between compensation actually paid to our NEOs and the Company’s cumulative Total Shareholder Return, net income and budget to actual performance (EPS) for the indicated years. In addition, the first graph below compares the Group’s cumulative TSR and our peer group cumulative TSR.
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Executive Compensation	|	Pay Versus Performance
California Water Service Group | 2026 Proxy Statement | 90

Audit Committee Matters
Proposal No. 3 — Ratification of Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2026
Our Board of Directors unanimously recommends that you vote FOR this proposal.
After consideration, and as a matter of good corporate governance, the Board is requesting stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group’s books, records, and accounts for the year ending December 31, 2026. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Group’s independent registered public accounting firm is in the best interests of the Group and its stockholders. Following the recommendation of the Audit Committee, the Board recommends a vote “FOR” the adoption of this proposal.
Representatives of Deloitte & Touche LLP are expected to be present at the meeting to answer appropriate questions from stockholders and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the independent registered public accounting firm.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
California Water Service Group | 2026 Proxy Statement | 91

Audit Committee Matters	|	Relationship with the Independent Registered Public Accounting Firm
Relationship with the Independent Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Group’s independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered accounting firm each year. In addition, the Audit Committee considers the independence of the independent registered public accounting firm each year and periodically considers whether there should be a regular rotation of the independent registered public auditing firm. The Audit Committee also is involved in considering the selection of Deloitte & Touche LLP’s lead engagement partner when rotation is required.
Deloitte & Touche LLP has served as the Group’s independent auditor since fiscal year 2008. After careful consideration of a number of factors, including the length of time the firm has served in this role, the firm’s past performance, and an assessment of the firm’s qualifications and resources, the Audit Committee has selected Deloitte & Touche LLP to serve as the Group’s independent registered public accounting firm for the year ending December 31, 2026. The Committee’s selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm is being submitted for ratification by vote of the stockholders at this Annual Meeting.
The following table summarizes the audit fees billed and expected to be billed by Deloitte & Touche LLP, the Group’s independent registered public accounting firm, for the indicated fiscal years and the fees billed by Deloitte & Touche LLP for all other services rendered during the indicated fiscal years.
Category of Services	2024 $	2025 $
Audit Fees(1)	2,462,369	2,507,500
Audit-Related Fees(2)	196,400	1,137,290
Tax Fees	—	—
All Other Fees(3)	184,204	308,228
Total	2,842,973	3,953,018

(1)
Audit fees relate to audits of the Group and California Water Service Company’s annual financial statements, quarterly reviews of the Group’s interim financial statements and the audit of Group’s effectiveness of internal control over financial reporting.

(2)
Audit-related fees related to comfort letters associated with Group’s at-the-market equity program, consent letter for Form S-3 registration statement filing, audit of compliance requirements related to arrearage funds, and M&A due diligence services.

(3)
The services comprising the fees disclosed under “All Other Fees” relate to enterprise asset management assessment services.

The Audit Committee is responsible for overseeing audit fee negotiations associated with the retention of Deloitte & Touche LLP for the audit of the Group. Additionally, it is the policy of the Audit Committee, as set forth in its charter, to approve in advance all audit and permissible non-audit services to be provided by the independent registered public accounting firm, as well as related fees. Under applicable law, the Audit Committee may delegate preapproval authority to one or more of its members, and any fees preapproved in this manner must be reported to the Audit Committee at its next regularly scheduled meeting. All of the fees reported in the table above were pre-approved in accordance with these procedures.
California Water Service Group | 2026 Proxy Statement | 92

Audit Committee Matters	|	Report of the Audit Committee
Report of the Audit Committee
The Audit Committee oversees the Group’s financial reporting process on behalf of the Board of Directors. The Audit Committee’s purpose and responsibilities are set forth in the Audit Committee charter. The current charter is available on the Group’s website at https://www.calwatergroup.com. The Audit Committee consists of four members, each of whom meet the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for Audit Committee membership, and three of the Audit Committee’s members meet the requirements of an Audit Committee financial expert. During 2025, the Audit Committee met five times.
The Group’s management has primary responsibility for preparing the Group’s financial statements and the overall reporting process, including the Group’s system of internal controls. Deloitte & Touche LLP, the Group’s independent registered public accounting firm, audited the financial statements prepared by the Group and expressed their opinion that the financial statements fairly present the Group’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. Deloitte & Touche LLP also determined that the Group maintained, in all material respects, effective internal control over financial reporting as of December 31, 2025.
In connection with the December 31, 2025 financial statements, the Audit Committee:
1.
Reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP;

2.
Discussed with Deloitte & Touche LLP the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;

3.
Received from Deloitte & Touche LLP the written disclosures and the letter required by applicable rules of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning independence, and also discussed with Deloitte & Touche LLP the firm’s independence, and considered whether the firm’s provision of non-audit services and the fees and costs billed for those services are compatible with Deloitte & Touche LLP’s independence; and

4.
Met privately with Deloitte & Touche LLP and the Group’s internal auditor, each of whom has unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group’s internal controls and overall quality of the Group’s financial reporting and accounting principles used in preparation of the financial statements. The Committee also met privately with the Group’s Chairman, President & CEO, the CFO and the Controller, and the General Counsel to discuss the same matters.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2025 to be filed with the Securities and Exchange Commission.
AUDIT COMMITTEE
Gregory E. Aliff, Committee Chair
Jeffrey Kightlinger
Charles R. Patton
Patricia K. Wagner
California Water Service Group | 2026 Proxy Statement | 93

Stock Ownership Information
Stock Ownership of Management and Certain Beneficial Owners
Non-Employee Director and Executive Stock Ownership Guidelines
The Board of Directors requires non-employee directors to maintain a certain amount of stock ownership consistent with our stock ownership requirements. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executive officers. A more complete description of the stock ownership requirements appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.
The following table shows the common stock ownership of our current directors and nominees, the executive officers named in the 2025 Summary Compensation Table, and such directors and all of our executive officers as a group, as of April 8, 2026. The ownership for Shannon C. Dean, Martin A. Kropelnicki, Michael B. Luu, and James P. Lynch and any non-named officers, does not reflect the shares scheduled to be purchased through the Employee Stock Purchase Plan on March 31, 2026, as the number of shares to be purchased depends on the stock price on such date.
All directors and executives have sole voting and investment power over their shares (or share such powers with their spouses).
Name	Common Stock Beneficially Owned*
Directors
Gregory E. Aliff	26,395
Shelly M. Esque	18,331
Jeffrey Kightlinger	8,355
Thomas M. Krummel, M.D.	27,505
Yvonne A. Maldonado, M.D.	12,635
Scott L. Morris	15,209
Charles R. Patton	9,062
Carol M. Pottenger	19,187
Lester A. Snow	19,416
Patricia K. Wagner	15,214
Executive Officers
Shawn C. Bunting	4,853
Shannon C. Dean	23,816
Martin A. Kropelnicki	148,828
Michael B. Luu	23,655
James P. Lynch	4,619
All current directors and executives as a group	468,970

*
To our knowledge, as of April 8, 2026, all directors and executives together beneficially owned an aggregate of approximately 1.0% of outstanding common shares. No one director or executive beneficially owns more than 1.0% of outstanding common shares.

California Water Service Group | 2026 Proxy Statement | 94

Stock Ownership Information	|	Stock Ownership of Management and Certain Beneficial Owners
Ownership of Largest Stockholders
As of April 8, 2026, our records and other information available from outside sources indicated that the following stockholders were the beneficial owner of more than 5% percent of the outstanding shares of our common stock.
The information below is as reported in filings made by third parties with the SEC. Based solely on the review of our stockholder records and public filings made by the third parties with the SEC, we are not aware of any other beneficial owners of more than 5% percent of the common stock.
Beneficial Owner	Number of Shares of Common Stock	Percent of Class
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	10,201,874	17.1%
The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	6,966,637	12.07%
State Street Corporation(3) 1 Congress Street, Suite 1 Boston, MA 02111	3,434,902	5.8%
T. Rowe Price Investment Management, Inc.(4) 101 E. Pratt Street Baltimore, MD 21201	2,962,783	5.0%

(1)
BlackRock, Inc. has sole voting power over 10,024,275 shares and sole investment power over all 10,201,874 shares, and no shared voting power or shared investment power as of June 30, 2025, as disclosed on Schedule 13G/A filed with the SEC on July 17, 2025.

(2)
The Vanguard Group, Inc. has sole voting power over 0 shares; sole investment power over 6,817,954 shares; shared voting power over 87,657 shares; and shared investment power over 148,683 shares as of December 29, 2023, as disclosed on Schedule 13G/A filed with the SEC on February 13, 2024.

(3)
State Street Corporation has shared voting power over 3,031,596 shares, shared investment power over 3,434,302 shares, and no sole voting power or sole investment power over any shares as of December 31, 2023, as disclosed on Schedule 13G/A filed with the SEC on January 29, 2024.

(4)
T. Rowe Price Investment Management, Inc. has sole voting power over 2,951,376 shares and sole investment power over all 2,962,783 shares, and no shared voting power or shared investment power as of December 31, 2024, as disclosed on Schedule 13G/A filed with the SEC on February 14, 2025.

California Water Service Group | 2026 Proxy Statement | 95

General Information About the Annual Meeting and Voting
2026 Annual Meeting of Stockholders
Date and Time	Location	Record Date

Wednesday, May 20, 2026 9:30 a.m. Pacific Time	To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2026	March 24, 2026
Frequently Asked Questions
What am I voting on?
Proposals	Board Voting Recommendation
1. Election of the eleven directors named in the Proxy Statement to serve until the 2027 Annual Meeting;	FOR each director nominee
2. An advisory vote to approve executive compensation; and	FOR
3. Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2026.	FOR
Who may attend the Annual Meeting?
Any stockholders of the Group as of the record date may attend.
How can I attend the Annual Meeting?
This year, we plan to hold the Annual Meeting online through an audio webcast. This format will enable stockholders to attend the meeting and participate from any location, at minimal cost. You will be able to attend the Annual Meeting online at www.virtualshareholdermeeting.com/CWT2026. You will also be able to vote your shares online at the Annual Meeting.
If you are the record holder, to participate in the Annual Meeting, you will need the control number included on your proxy card. If your shares are held through a stockbroker or another nominee, and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may participate in the Annual Meeting with the access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares through a stockbroker or another nominee should contact their broker or nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to participate in the Annual Meeting, or voting instruction card (if your shares are held through a stockbroker or another nominee).
We encourage you to access the Annual Meeting 15 minutes prior to the start time and allow ample time to log in to the meeting webcast and test your computer audio system.
Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.
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General Information About the Annual Meeting and Voting	|	Frequently Asked Questions
How can I ask questions at the Annual Meeting?
Stockholders may submit questions live during the Annual Meeting at the meeting website above.
The Group is committed to transparency. All questions received during the Annual Meeting that comply with the meeting rules of conduct, and the Group’s responses, will be posted to our Investor Relations website at https://www.calwatergroup.com/investors reasonably promptly after the Annual Meeting. Personal details may be omitted for data protection purposes. If we receive substantially similar questions, we may group these questions together and provide a single response to avoid repetition.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the meeting website?
The technical support telephone number will be posted on the Virtual Shareholder Meeting login page, at the meeting website above. If you encounter any difficulties, please call the number and speak to a technical support representative.
Who is entitled to vote?
Stockholders of record on the record date are entitled to vote. The Board has fixed the close of business on March 24, 2026 as the record date (Record Date) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.
How many votes do I get?
Each share of common stock is entitled to one vote.
What constitutes a quorum?
A majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting present or represented by persons holding valid proxies constitutes a quorum. If you submit a valid proxy card, your shares will be considered in determining whether a quorum is present.
Without a quorum, no business may be transacted at the Annual Meeting. However, in the absence of a quorum, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time, and place.
At the Record Date, there were 59,844,254 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
How are the directors elected?
Our bylaws provide for a majority voting standard for the election of directors in uncontested elections. Under this majority voting standard, each director must be elected by the affirmative vote of a majority of the votes cast with respect to the director. A majority of the votes cast means that the number of votes cast “FOR” a nominee for director exceeds the number of votes cast “AGAINST” that nominee for director. In accordance with our director resignation policy, the Nominating/Corporate Governance Committee has established procedures whereby an incumbent nominee for director who does not receive the required votes for re-election is expected to tender his or her resignation offer to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee will recommend to the Board whether to accept or reject the offer, or whether other action should be taken. The Board will act on the Nominating/Corporate Governance Committee’s recommendation within 90 days after certification of the election results. We will promptly publicly disclose the Board’s decision regarding the resignation offer, including the rationale for rejecting the resignation offer, if applicable.
How do I vote in advance of the Annual Meeting?
If you are a stockholder of record (that is, you hold your shares in your own name), you may vote in advance of the Annual Meeting online, by telephone or, by mail. Different rules apply if your stockbroker or another nominee holds your shares for you (see below). For instructions on how you may vote online during the Annual Meeting,
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General Information About the Annual Meeting and Voting	|	Frequently Asked Questions
see “How can I attend the Annual Meeting?” above. Even if you plan to attend the Annual Meeting online, we recommend that you vote your shares prior to the meeting so that your vote will be counted if you later decide not to attend.
Online	Telephone	Mail
You do this by following the “Vote by Internet” instructions on the proxy card. If you vote online, you do not have to mail in your proxy card.
You can do this by following the “Vote by Phone’ instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.

You can do this by signing the proxy card and mailing it in the enclosed, prepaid, and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.
If you return a signed card but do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendation set forth in this proxy statement.

What if I change my mind after I return my proxy?
You may revoke your proxy and/or change your vote at any time before the polls close at the Annual Meeting. You may do this by:
•
Signing another proxy with a later date;

•
Voting online or by telephone by the applicable deadline (your latest online or telephone proxy is counted);

•
Voting online during the Annual Meeting; or

•
Notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?
If you are a stockholder of record, and you do not return your proxy, your shares will not be voted unless you attend the Annual Meeting and vote online during the meeting.
How do I vote if my shares are held by my stockbroker (or other nominee)?
If your shares are held by a stockbroker (or other nominee), you may vote your shares without participating in the Annual Meeting, or online during the Annual Meeting if you choose to attend.
You will receive a voting instruction card with information about how to instruct your stockbroker to vote your shares. If you do not provide instructions, then your stockbroker, under certain circumstances, may vote your shares.
Specifically, stockbrokers have authority to vote your uninstructed shares on certain “routine” matters. Whether a proposal is considered routine or non-routine is subject to stock exchange regulations and final determination by the stock exchange. For “non-routine” matters, no votes will be cast on your behalf if you do not instruct your stockbroker on how to vote. If you wish to change the voting instructions that you gave to your stockbroker, you must ask your stockbroker how to do so.
If you do not give your stockbroker voting instructions, your stockbroker may either:
•
Proceed to vote your shares on routine matters and refrain from voting on non-routine matters (“broker non-votes”); or

•
Leave your shares entirely unvoted (and we are aware that some stockbrokers are choosing to leave shares entirely unvoted even on routine matters).

Broker non-votes will count towards the quorum. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the Annual Meeting.
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General Information About the Annual Meeting and Voting	|	Frequently Asked Questions
What is the voting requirement to approve each of the proposals?
Proposals	Voting Requirement
1. Election of directors	Majority of Votes Cast
2. An advisory vote to approve executive compensation; and	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote on the Matter
3. Ratify the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2026.	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote on the Matter
How are broker non-votes and abstentions treated?
Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with the proposal relating to the election of directors (Proposal No. 1), and therefore broker non-votes, if any, and abstentions have no effect on that proposal. With respect to Proposal Nos. 2 and 3, broker non-votes, if any, have no effect on the outcome, and abstentions have the effect of a vote “AGAINST.”
Who will count the vote?
Representatives of Broadridge Financial Services, Proxy Services, will serve as the inspector of elections and count the votes.
What does it mean if I receive more than one proxy card?
It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.
What is the deadline for submitting stockholder proposals for inclusion in the Group’s proxy materials for next year’s Annual Meeting?
Any proposals that stockholders intend to submit for inclusion in next year’s Group proxy materials must be received by the Corporate Secretary of the Group by the close of business (5:00 p.m. Pacific Time) on December 9, 2026. Any such proposal must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Please submit the proposal to:
California Water Service Group Attention: Corporate Secretary 1720 North First Street San Jose, California 95112-4508
The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.
What is the deadline for proposing a nominee for the Board or other business for consideration at next year’s Annual Meeting?
Stockholders who are entitled to vote at a stockholders’ meeting may propose a nominee for the Board or other business for consideration at a meeting without seeking to have the matter included in the proxy materials for the Annual Meeting pursuant to Rule 14a-8. The bylaws contain the requirements for doing so (including the timing and information required under Rule 14a-19 of the Exchange Act). The bylaws are posted on the Group’s website at https://www.calwatergroup.com. Briefly, a stockholder must give timely prior notice of the matter to the Group. The notice must be received by the Corporate Secretary at the Group’s principal place of business no less than 90 days before and no more than 120 days before the first anniversary of the prior year’s Annual Meeting. For the 2027 Annual Meeting, to be timely, notice must be received by the Corporate Secretary not later than the close of business (5:00 p.m. Pacific Time) between January 20, 2027 and February 19, 2027. If we change the date of the Annual Meeting by more than 30 days before or more than 60 days after the date of the previous meeting, notice
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General Information About the Annual Meeting and Voting	|	Frequently Asked Questions
is due not less than 90 days nor more than 120 days before the Annual Meeting or the 10th day after we publicly announce the holding of the Annual Meeting. If the Group’s Corporate Secretary receives notice of a matter after the applicable deadline, the notice will be considered untimely. In that case, or where notice is timely, but the stockholder fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange of 1934, the persons named as proxies may exercise their discretion in voting with respect to the matter when and if it is raised at the Annual Meeting.
The bylaws specify what the notice must contain. Stockholders must comply with applicable law with respect to matters submitted in accordance with the bylaws. The bylaws do not affect any stockholder’s right to request inclusion of proposals in the Group’s Proxy Statement under Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
How can a stockholder or other interested parties contact the independent directors, the director who chairs the Board’s executive sessions, or the full Board?
Stockholders or other interested parties may address inquiries to any of the Group’s directors, to the Lead Independent Director (who chairs the Board’s executive sessions), or to the full Board, by email to stockholdercommunication@calwater.com or by writing to them in care of the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508. All such communications are sent directly to the intended recipient(s).
Where and when will I be able to find the results of the voting?
Preliminary results will be announced at the Annual Meeting. We will publish the final results in a current report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.
Cost of Proxy Solicitation
The Group is soliciting proxies on behalf of the Board and will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the proxies, and any additional materials that may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. Postal Service and also may be made by telephone, or personally, by directors, officers, and regular employees of the Group, who will receive no extra compensation for such services. Morrow Sodali, LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 was hired to assist in the distribution of proxy materials and solicitation of votes for a $10,500 fee, plus distribution expenses. The Group will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.
Electronic Delivery of Proxy Statement and Annual Report
You can elect to receive future Proxy Materials by email, which will save us the cost of producing and mailing documents to you by enrolling at www.ProxyVote.com. If you choose to receive future Proxy Materials by email, you will receive an email with instructions containing a link to the website where those materials are available and where you can vote.
Other Matters
The Board is not aware of any other matters to come before the Annual Meeting. If any other matters should be brought before the Annual Meeting or any adjournment or postponement thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion.
The report of the Organization and Compensation Committee, and the report of the Audit Committee, are not to be considered as incorporated by reference into any other filings that the Group makes with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.
Stockholders Sharing an Address
The SEC allows the Group to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings
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General Information About the Annual Meeting and Voting	|	Stockholders Sharing an Address
for the Group. In order to take advantage of this opportunity, banks and brokerage firms that hold shares for stockholders who are the beneficial owners, but not the record holders, of the Group’s shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless one or more of the stockholders has provided contrary instructions. For stockholders who are the record holders of the Group’s shares, the Group may follow a similar process absent contrary instructions. The Group will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508 or calling (408) 367-8200. Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Group in the same manner. If you are the beneficial owner, but not the record holder, of the Group’s shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
Copies of Annual Report on Form 10-K
The Group, upon written request, will furnish to record and beneficial holders of its common stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules, but without exhibits) for fiscal year 2025. Copies of exhibits to Form 10-K also will be furnished upon request for a payment of a fee of  $0.50 per page. All requests should be directed to:
California Water Service Group Attention: Corporate Secretary 1720 North First Street San Jose, California 95112-4508
Electronic copies of the Group’s Form 10-K, including exhibits and this Proxy Statement, will be available on the Group’s website at https://www.calwatergroup.com.
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CALIFORNIA WATER SERVICE GROUP ATTN: MICHELLE MORTENSEN 1720 NORTH FIRST STREET SAN JOSE, CA 95112-4508      SCAN TO VIEW MATERIALS & VOTE      VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 19, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 17, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/CWT2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 19, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 17, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V91868-P45917      CALIFORNIA WATER SERVICE GROUP The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1. 1. ELECTION OF DIRECTORS Nominees: For Against Abstain      Gregory E. Aliff Shelly M. Esque Jeffrey Kightlinger Martin A. Kropelnicki Thomas M. Krummel, M.D. Yvonne A. Maldonado, M.D. Scott L. Morris Charles R. Patton Carol M. Pottenger Lester A. Snow Patricia K. Wagner ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Advisory vote to approve executive compensation. 3. Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2026.      NOTE: I authorize the proxies to vote according to their discretion on any other matters that properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and the Annual Report are available at www.proxyvote.com. V91869-P45917 CALIFORNIA WATER SERVICE GROUP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MARTIN A. KROPELNICKI and MICHELLE R. MORTENSEN, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held on May 20, 2026, or at any adjournment or postponement thereof (including, if applicable, for the election of any substitute nominee named by the Board of Directors if any nominee named in proposal 1 becomes unavailable to serve). By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the Notice of Meeting and Proxy Statement relating to this meeting and of the Group’s most recent Annual Report to Stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), AND IN THE DISCRETION OF THE PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2AND FOR PROPOSAL 3. Please date, sign and mail in the enclosed envelope, or vote by Internet or telephone, as soon as possible. Continued and to be signed on reverse side